UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report June 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen NWQ Global Equity Fund	NGEAX	NGECX	—	—	NGEIX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	—	—	NQGIX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	—	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOCX	NTVTX	—	NVORX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

The Nuveen NWQ Global Equity Fund, Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, manages the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. Gregg Tenser, CFA, manages the Nuveen NWQ Global Equity Fund and James Stephenson, CFA, manages the Nuveen NWQ Global Equity Income Fund. The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments, Inc. Joann Barry, CFA and F. Rowe Michels, CFA serve as portfolio managers of the Fund.

Here the portfolio managers review the U.S economy and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended June 30, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended June 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s advanced estimate, the U.S. economy increased at a 2.3% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP growth rate from the first quarter of 2015 to the second quarter of 2015 primarily reflects positive contributions from personal consumption expenditures (PCE), exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and non-residential fixed investment. The Consumer Price Index (CPI), rose 0.1% year-over-year as of June 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of June 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in May 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended May 2015 (most recent data available at the time this report was prepared).

In the equity markets, the current U.S. bull market entered its seventh year during the reporting period. For the reporting period, equity markets posted generally positive returns as investor appetite for risk returned to the market and risk aversion appeared to subside. However, while broad market performance was admirable for the reporting period, it came with volatility as oil price moves continued to drive large swings in market sentiment. Additionally concerns around the pace of domestic and global economic growth, continued signs of weakness out of China, Greece’s continuing debt crisis, a strengthening dollar and geopolitical concerns emanating from the Middle East appeared to further provoke market uncertainty. Also contributing to the volatility among risk assets was a dovish Fed and overall fluid expectations by market participants surrounding the timing of rate hikes in the United States.

For the first time in several years, Europe and Japan have led the performance of the global equity markets, particularly during the first half of 2015. Europe has seen improved optimism about economic growth and the benefits of stimulative monetary policies. The negative for U.S. dollar based investors has been the pronounced weakness in the euro, which has weighed on U.S. dollar based returns. Given the relative stages of easing between the U.S. and Europe, the euro will continue to face a headwind, but the drop has been precipitous and likely factors in a fair amount of the damage. Europe has also had to battle through the events in Greece, which has called into question the long-term viability of the euro. While structural reform and the negative virtuous cycle of too much debt, austerity measures and lack of economic growth have trapped Greece, many of the other peripheral countries in Europe have made tangible progress on many fronts. We are optimistic about prospects in Europe and remain overweight the region. We believe the combination of an improving economic backdrop, inherent margin leverage, and attractive valuations and dividend yields make for a target rich environment for investors.

Japan has rallied primarily behind optimism about improved growth returning after a disappointing 2014. The yen has also shown stability relative to the dollar after several years of weakness, and Japanese companies are seeing initial signs of life regarding improved corporate governance. It will be a long road for Japan, but the adoption of Abe’s third arrow could lead to a long-term improved outlook for the Japanese economy and their equities. In the U.S., economic growth appears to be steady and earnings prospects have been solid. Companies are operating at high margins and generating significant free cash flow and we believe that valuations will improve as much of that capital gets returned to shareholders.

While the major developed economies are at varying stages of growth and recovery, a major question surrounds China and many of the emerging markets. Growth is positive in China, but likely well below the official government figures. Many emerging markets are struggling with lower commodity prices. Other country’s growth rates may be driven by governmental policies. The outlook has improved for India, but has been more difficult in Latin America and other emerging markets.

6	Nuveen Investments

U.S. large cap equity indexes appreciated to all-time highs during the reporting period. Stocks were bolstered by decent momentum in economic growth as both housing and capital expenditure spending have increased and the labor market showed signs of firming. Commodity prices, particularly oil, declined significantly in 2014 due to adverse supply/demand conditions, although Brent and WTI prices have moved off their lows more recently. In the currency markets, the dollar strengthened considerably against the euro and Japanese yen on the relative and absolute strength of the U.S. economy. The negative impact of the strong dollar was clearly felt in the earnings and revenues of U.S. multi-national companies. The prevailing view is that the Fed will begin to raise interest rates in 2015 despite a global easing cycle that is taking place. Global short rates are near record lows given monetary easing by the Bank of Japan, European Central Bank, and People’s Bank of China, including quantitative easing in the Eurozone to boost the economy. Equity markets in China, Europe and Japan all posted significant gains for the reporting period.

How did the Funds perform during the twelve-month reporting period ended June 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended June 30, 2015 and how did these strategies influence performance?

Nuveen NWQ Global Equity Fund

The Nuveen NWQ Global Equity Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average and the MSCI World Index during the twelve-month reporting period ended June 30, 2015.

The Fund is designed to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the U.S.). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.

The Fund’s outperformance for the reporting period reflects favorable stock selection and allocation as almost every sector generated a positive contribution relative to the MSCI World Index. The consumer staples and energy sectors were detractors, although we were underweight these sectors verses the benchmark, which benefited the Fund. Health care, an area where we had a significant overweight compared to the benchmark, was the top performing sector on an absolute basis, driven by our investments in AbbVie Inc., Bio-Rad Laboratories Inc., and Impax Laboratories Inc. Spanish pharmaceutical Almirall SA was also one of our best performing holdings on a local currency basis. The financial services sector was a notable outperforming sector. Additionally, our materials holdings performed well despite being one of the weakest areas in the market, led by our investments in Nissan Chemical Industries Limited and DS Smith PLC. DS Smith is a British corrugated packaging company with improving fundamentals from higher plant utilization and better cost containment. On the downside, our consumer staples and energy investments performed very poorly. Energy stocks in general sold off during the year due to a sharp decline in oil prices. We lightened our energy exposure in 2014 and our weight continues to be significantly less than the benchmark. The underperformance of our consumer staples holdings reflects losses in Avon Products, METRO AG (German retailer), and recently added, Aryzta AG.

In addition to those mentioned previously, several individual holdings contributed to performance. Drugstore chain CVS Health outperformed as the company continues to execute well, including gaining market share in its pharmacy benefit manager (PBM) business with key wins of Wellmark and Wellcare. Strong PBM performance is also leading to a tailwind for its retail business. More recently, the company announced that it would acquire specialty pharmacy, Omnicare. This accretive deal further differentiates CVS in the market with an ability to provide pharmacy services across all sites of care.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Impax Laboratories contributed to portfolio performance during the reporting period. The company’s Parkinson’s drug, Rytari, was approved in January 2015. While Impax is still under a warning letter on its key Hayward, CA facility, the company was at least successful in launching its newly-approved branded product out of its Taiwan facility. Additionally, in March 2015, Impax closed the acquisition of Tower Holdings, vastly increasing the number of generic and branded opportunities in its pipeline, as well as boosting its estimated earnings per share by over 90%.

International Rectifier appreciated sharply as the company agreed to be acquired by Infineon Technologies for $40 per share. The offer represented a 50% premium over the closing price of Rectifier’s stock on the day prior to the announcement. We eliminated the positon during the reporting period.

Those positions that detracted from performance included Talisman Energy Inc. and Canadian Natural Resources Limited, two of our energy positions. Talisman was sold after significant underperformance as the company struggled to find a company willing to step up to buy its assets. Canadian Natural underperformed as the Canadian oil sands-exposed stock fell victim to the plunging oil price. While the company responded by significantly cutting its capital budget for 2015, it also necessarily reduced its 2015 anticipated production growth level. While the slowdown was unfortunate, we believe the company has a strong and diverse portfolio of projects which could ultimately create long term value for the company and for shareholders.

Aryzta AG, a new position in 2015, significantly detracted from performance. The company, a global leader in the production and distribution of pre-baked bakery goods, has had a difficult year, following a weak fiscal second quarter in January 2015 with another soft third fiscal quarter update. We believe Aryzta has the scale and scope to be a consolidator in the global baking industry. Despite its recent disappointing results, it has the potential to improve its core pre-tax margin through an intense focus on costs and an improved product mix. Additionally, we believe the focus on volume growth will help drive Aryzta to an even higher level of profitability and cash flow growth. In our view, Aryzta is valued in the marketplace much more like a commodity/agriculture company than a stable consumer products company, a misperception that suggests a further revaluation in the marketplace is likely if the company can return to generating consistent results.

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average, but underperformed the MSCI World Index during the twelve-month reporting period ended June 30, 2015.

The Fund is designed to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards.

From a geographical perspective, the Fund’s investments in Europe began to pay off in 2015. German and Swiss companies have been our leaders. The Swiss National Bank moved to break the franc away from its set value against the euro to promote exchange rate stability and this dropping the peg with the euro has strengthened that currency and led to gains. We have limited exposure to commodity driven economies and emerging markets, which has helped relative performance. An underweight in Japan has hurt performance in the first half of 2015, although positive stock selection has made it more neutral.

From an industry perspective, our significant investments in the financial services sector have been positive. We believe the financial services sector represents the best opportunity to find undervalued stocks with positive risk/rewards. We also believe the emerging capital return opportunity and improving business fundamentals will continue to drive a positive revaluation in the sector. We remain optimistic and overweight in the financial sector.

8	Nuveen Investments

The Fund benefited from an underweight in several sectors that continued to lag. We have been negative on the prospects in the commodity belt given a lack of growth from emerging markets, which drove much of the incremental demand in the last decade and the supply response, which we have found to be more than adequate. The Fund had positive performance in the materials sector where several of our names have seen lower feedstock prices and are generating strong returns, and in the energy sector we have been defensive with integrated and oil refiners. Unfortunately, the Fund still managed to have negative performance, although less than our benchmark.

The Fund had the opposite impact in the health care sector as an overweight position and positive performance within the group was beneficial. Our holdings have been focused on pharmaceuticals with strong prospects and attractive valuations and dividends. The benchmark has benefited from a significant weight in higher valued and faster growing biotech companies.

Several individual holdings benefited performance. Drugstore chain CVS Health outperformed as the company continues to execute well, including gaining market share in its pharmacy benefit manager (PBM) business. Strong PBM performance is also leading to a tailwind for its retail business. More recently, the company announced that it would acquire specialty pharmacy, Omnicare. This accretive deal further differentiates CVS in the market with an ability to provide pharmacy services across all sites of care.

Time Warner benefited from a takeover attempt by 20th Century Fox. While Time Warner rebuffed the deal as inadequate and Fox backed off, it highlighted the tremendous value in Time Warner’s portfolio. As earnings and capital return continued to move higher, the stock has continued to perform well. It is now trading higher than the Fox bid and we continue to own it.

Nippon Telegraph & Telephone (NTT) performed well as the Japanese wireless market has remained disciplined among the three main players. NTT has also shown improved cost discipline and continued strong capital return. The new Hikari Collaboration Model will allow for bundling in the Japanese market, which should further reduce churn and improve returns. We remain optimistic on NTT’s prospects.

Several holdings detracted from performance. Royal Dutch Shell was a poor performer as energy prices were extremely weak during the reporting period. The company has been slow to adjust their cost structure to the new environment, which hurt the stock price. Royal Dutch is integrated and diversified and sells at a much lower valuation than its peers. We continue to own a small position in the Fund.

GlaxoSmithKline has been a poor performer in the pharmaceutical sector. The company has seen pricing pressure in their respiratory franchise, and management has also been late to adjust their cost structure in the new environment. Longer-term pipeline prospects have promise for patient investors, although top management is testing that patience.

Viacom has been a weak performer in the media sector. Ratings have been weak for many cable channels, particularly in the younger children’s market, which has impacted Nickelodeon. Some of the weakness is due to measurement issues that should abate as methods adapt to measuring time shifted and digital viewing. The remainder has been a lack of strong programming on Viacom’s channels. Concerns over affiliate deals have also hurt. As deals get renewed over the next year, we believe prospects for Viacom should improve.

We also wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. This activity made a modestly negative contribution to performance during the reporting period.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2015.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Health care was the Fund’s best performing sector relative to its benchmark, driven by the strong appreciation of medical device manufacturer Bio-Rad Laboratories Inc. and pharmaceutical company Impax Laboratories Inc. Bio-Rad is in the midst of a significant margin turnaround that could drive strong earnings growth over the next several years, while Impax closed on its accretive acquisition of Core Pharmaceuticals. Technology was also an area of strength due to our overweight position and double-digit gains in Coherent Inc. and Microsoft Corporation. Coherent is a laser manufacturer that is expected to see meaningful growth and margin improvement opportunities.

The Fund was significantly overweight in the consumer discretionary sector and performance was hampered by losses in Avon Products and Viacom Inc. Avon was eliminated last November. The Fund’s energy and consumer staples stock selection relative to the Russell 3000® Value Index suffered from declines in holdings that are not included in the index, namely Canadian Natural Resources and Talisman Energy, as well as Metro AG (European retailer) and Orkla ASA (European consumer goods). The financial services sector lagged the stronger sector return of the benchmark as well. Our minimal exposure to Real Estate Investment Trust (REITs) securities in the financial services sector was a particular headwind.

In addition to the holdings mentioned above, Avery Dennison Corporation appreciated given strong fundamentals including healthy organic growth and productivity improvement. The company continues to demonstrate disciplined cost controls and a capital allocation program. Citigroup Inc. appreciated as the company passed the Fed’s Comprehensive Capital Analysis and Review (CCAR), which effectively allowed the company to begin to return capital to shareholders. Citigroup remains the largest investment in the Fund as we continue to see the firm aggressively move to improve returns and increase it focus on its most profitable businesses. Target Corporation gained as new management has had early success in turning around the business by discontinuing its Canadian operations to stem massive financial losses. Management has also improved merchandising at its U.S. stores, which is helping to lift traffic volumes and profit margins.

Our energy stocks selection performed poorly during the reporting period due to the sharp decline in crude prices, which was driven by a slowdown in global oil demand and the surging U.S. dollar. Small-to-midcap investments Denbury Resources Inc., Key Energy Services Inc., and Talisman Energy Inc. were among our weakest performers in the group. We used the weakness in oil prices and energy stocks to reposition the Fund’s holdings in the sector.

Copa Holdings SA declined as the company struggled with the weak economic picture in Latin America. Copa has a structural competitive advantage given its hub in Panama and an exceptionally strong balance sheet. But economic weakness in Brazil, coupled with continuing problems in Venezuela and the decrease in oil prices have created nearer term pressures. The company remains highly profitable, however. The Fund holds a small weighting in Copa given the volatility of the Latin America economic backdrop, but believe in the stock over the intermediate to long term. Wal-Mart Stores, which was added to the Fund in late April 2015 also underperformed. Management is focused on generating better sales volumes by improving in-store operations and execution, and through added labor in the stores to improve customer service. The potential of higher wages increasing the disposable income of its customers and lower tax rates through corporate tax reform providing a boost to its bottom line remain free options to highlight value. We anticipate the positive investment case for Wal-Mart will play out slowly but steadily as the company is facing higher spending behind these labor, training and e-commerce initiatives in the near term, but this could ultimately help to drive better sales, margins and cash flow.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2015.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s performance reflects slower global growth and falling commodity prices with economically sensitive sectors such as energy and materials posting negative returns in both the Russell 1000® Value Index and the Fund for the reporting period. Energy was the worst performing sector in the market and our investments underperformed.

10	Nuveen Investments

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection in the technology and materials & processing sectors, driven by our positions in Agrium Inc., Cisco Systems, Inc. and Microsoft Corporation. The consumer staples sector was also an area of strength. Consumer staples was the Fund’s top performing sector, although an underweight position compared to the benchmark hurt relative performance. The Fund was significantly overweight the consumer discretionary sector. Losses in Avon Products and Viacom Inc. dragged down the sector’s overall contribution. Avon was eliminated in November 2014. Offsetting these gains was the underperformance of our energy stock selection. Relative results suffered from declines in holdings that are not included in the benchmark, including Canadian Natural Resources Limited and Talisman Energy Inc. Also detracting from relative performance were our holdings in the financial services and health care sectors. These sectors significantly contributed to our absolute performance during the reporting period, but did lag the stronger sector returns of the benchmark. Our lack of exposure to real estate investment trust (REIT) securities in the financial services sector was a particular headwind. Gains in financial stocks benefited from attractive valuation, accelerated return of capital through higher dividends and share repurchases, as well as increasing interest rates. Citigroup remains the largest investment in the Fund as we continue to see the firm aggressively move to improve returns and increase its focus on its most profitable businesses.

Several positions contributed to performance. Drugstore chain CVS Health outperformed as the company continues to execute well, including gaining market share in its pharmacy benefit manager (PBM) business with key wins of Wellmark and Wellcare. Strong PBM performance is also leading to a tailwind for its retail business. More recently, the company announced that it would acquire specialty pharmacy, Omnicare. This accretive deal further differentiates CVS in the market with an ability to provide pharmacy services across all sites of care.

Norwegian Cruise Lines appreciated given the positive outlook for Caribbean itinerary pricing and earnings, as well as expected accretion from its recent acquisition of Prestige Cruises International, the market leader in the upscale cruise segment. This deal diversifies Norwegian’s concentration beyond the Caribbean. Industry fundamentals for the cruise industry also remain positive as supply growth is projected to remain muted over the next several years. We eliminated our position, however, as the stock had appreciated significantly and no longer offered compelling valuation.

Pharmaceutical manufacturer Abbvie Inc. also outperformed. We repurchased a position in the company in February after the stock had fallen 15% from its early 2015 highs. That weakness in the stock price was driven by the realization that pharmacy benefit managers were playing Abbvie’s hepatitis C drug against Gilead Pharmaceutical’s competing product in order to obtain the highest possible rebate. Indeed, it appears that rebates were running well above the normal 15-20% to levels likely twice that rate, thus reducing the profitability of the product, and causing a re-evaluation of the upside to Abbvie’s hepatitis C franchise. Additionally, the market had become increasingly concerned about the longevity of Humira, Abbvie’s top-selling rheumatoid arthritis drug that is due to lose patent protection as early as December 2016. We believed that both concerns were being overly discounted given Abbvie’s substantial pipeline, as well as its broader patent portfolio protecting Humira.

The Fund’s energy stocks performed poorly as oil prices declined given negative revisions of global oil demand, soft global macroeconomic news and a surging U.S. dollar. Apache Corporation, Baker Hughes Incorporated and Talisman Energy were the Fund’s weakest holdings in the group. We used the decline in oil prices and energy stocks to reposition the Fund’s holdings in the sector. We eliminated the Fund’s position in Baker Hughes, California Resources (spin-off from Occidental Petroleum), and Talisman Energy following its all cash takeout offer from Repsol. Further, we cut our position in Apache in favor of establishing a new position in Royal Dutch Shell and added a position in refiner/chemical company Phillips 66. We believe Royal Dutch represents good value and offers a high, sustainable dividend yield coupled with a strong balance sheet. The company had completed assets sales prior to the decline in oil prices, and has also established an Master Limited Partnership (MLP) structure to take advantage of the favorable arbitrage opportunity the market has granted to separating its pipeline and gathering system assets from its core business. Similarly, we swapped the Fund’s position in Canadian Natural Resources for Suncor Energy given its stronger balance sheet, better capital return profile and lower exposure to heavy oil/West Texas Intermediate differentials.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 2500® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2015.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month reporting period, an overweight allocation in the technology sector and strong stock selection in producer durables contributed positively to the Fund’s performance. However, this could not offset our poor stock selection in the consumer staples, consumer discretionary and energy sectors, which led to the Fund’s underperformance versus its benchmark.

International Rectifier Corporation (IRF) was a leading contributor to performance during the reporting period. The company agreed to be acquired by Infineon Technologies for $40 per share. The offer represented a 50% premium over the closing price of IRF on the day prior to the announcement. The position was eliminated with the shares trading near the offer price.

Microsemi Corporation was also a significant contributor to the Fund’s performance. Microsemi Corporation is a manufacturer of defense, security, aerospace and industrial products for power-related applications. Margins continue to improve and are approaching the company’s long term targets of 60% gross and 30% operating. Increased focus on higher margined products has contributed to recent gains. Shares received an additional boost late in the reporting period when the company announced the acquisition of Vitesse Semiconductors, a transaction that could enhance both margins and earnings and provide substantial cross-selling opportunities within the company’s broad customer base.

Western Alliance Bancorporation, a regional bank, was another top contributor to performance. We believe shares of Western Alliance continue to benefit from the company’s above peer-average loan growth and a continued improvement in credit metrics.

The Fund’s portfolio holdings in the energy sector detracted from performance as oil prices declined substantially. Energy-related securities performed poorly as oil prices declined due to negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. Key Energy Services, Inc., Comstock Resources, Inc., and McDermott International, Inc. were eliminated during the reporting period.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index, but slightly underperformed its Lipper classification average for the twelve-month reporting period ended June 30, 2015.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Positive stock selection in the materials & processing, technology and producer durables sectors drove the outperformance, which was partially offset by weakness in the energy and consumer staples sectors. Our overweight allocation in technology also contributed positively to performance along with our underweight exposure to the utilities sector.

International Rectifier Corporation (IRF) was a leading contributor to performance during the reporting period. The company agreed to be acquired by Infineon Technologies for $40 per share. The offer represented a 50% premium over the closing price of IRF on the day prior to the announcement. The position was eliminated with the shares trading near the offer price.

Integrated Device Technology, Inc. also contributed to performance. The company designs and manufactures low power, high performance semiconductor solutions for the communications and computing industries. The company maintains a strong balance sheet, has divested underperforming product lines, and, we believe, is well positioned to benefit from increased capital spending relating to the rollout of 4G LTE wireless. As an added bonus, the company maintains a leading position for the emerging wireless charging market. We continue to find the shares attractive.

12	Nuveen Investments

Lastly, Hooker Furniture Corporation contributed to performance. Ranked among the nation’s largest publicly traded furniture sources based on 2013 shipments to U.S. retailers, Hooker Furniture Corporation is a residential wood, metal and upholstered furniture resource. The company reported strong income and revenue gains.

The Fund’s portfolio holdings in the energy sector detracted from performance as oil prices declined substantially. Energy-related securities performed poorly as oil prices declined due to negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. Key Energy Service, Inc., Comstock Resources, Inc., and McDermott International, Inc. were eliminated during the reporting period.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares at NAV outperformed the Lipper classification average, but underperformed the Russell 3000® Value Index for the twelve-month reporting period ended June 30, 2015.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Our team assesses each company held in the Fund individually to determine its future prospects and intrinsic value. Attractive valuation is our number one criterion and is a prerequisite for investing in any company. Some other criteria that we look for are sustainable business models, meaningful barriers to entry and the ability to meet basic needs.

The energy sector was the leading contributor to Fund performance on a relative basis, mainly due to a continued underweight exposure to this particularly weak sector. We have been vigilantly focused on the supply and demand trends within energy and we believed that the Saudis were serious about attempting to gain market share by forcing the price of oil down. This thesis was confirmed on Thanksgiving Day when OPEC announced its decision to not cut production in the face of higher North American supplies.

The financial services sector was the primary detractor from relative performance, driven by the Japanese selections. Japan’s economy appears to have languished following the national consumption tax increase, which created more headwinds than expected. Uncertain of the timing for when the country’s potential may be realized, we exited our positions in Japanese financial companies until it is more clear that consumer-driven growth has taken hold in that economy.

Health care benefits company Aetna Inc. was the top contributor to portfolio performance. The Affordable Care Act survived significant legal challenges during the period, and we believe this was favorable for companies like Aetna as insurance enrollment is likely to expand under the Act. Further, we believe Aetna benefited from speculation about possible consolidation across the health care industry, following a two-year lull in big managed-care deals. Investors reacted positively to news in June of Aetna’s takeover proposal to Humana Inc., as well as speculation of a bid by UnitedHealth Group Inc. for Aetna. We believe Aetna’s diversified offerings and significant cash reserves make it particularly well positioned for future acquisitions.

Global biopharmaceutical company Pfizer Inc. also contributed to portfolio performance during the reporting period. Investors reacted positively to the FDA approval of new drug Ibrance, an experimental cancer therapy estimated to generate up to $4 billion in sales by 2020. Pfizer also benefited from the purchase of injectable drug maker Hospira Inc. Although Hospira is a relatively small transaction for Pfizer, it highlights the company’s focus on opportunistic acquisitions.

Global insurance company American International Group Inc. was another strong performer. During the period, the company announced earnings that beat market expectations and authorized an additional $3.5 billion in stock repurchases. Additionally, the company sold the majority of its position in aircraft leasing company AerCap Holdings NV, with a minority of shares sold directly to AerCap and the rest offered through a public offering. The transaction generated approximately $3.7 billion.

Royal Dutch Shell PLC, a multi-national integrated oil/gas company was the leading detractor from performance. The company has been disadvantaged by sustained weakness in oil prices, though it has held up relatively well compared with some other industry operators due to its integrated upstream and downstream structure. Towards the end of the reporting period, the company announced the acquisition of British oil/gas company BG Group. Though we believe over the long term, Royal Dutch Shell has the potential to accrue benefits from operational and capital synergies and access to cheaper reserves, we eliminated the position from the portfolio and have reduced the Fund’s overall exposure to the energy sector.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

Commodities producer Freeport-McMoRan Inc. also detracted from portfolio performance. The company produces oil, gold and copper among other materials, and all these commodities have experienced a substantial downtrend in prices, especially oil. We believe the negative effect on Freeport has been outsized, especially considering oil and gas in particular represent only around 25% of the company’s total revenues. It is impossible to know exactly when the commodity complex may bottom and Freeport can move from a defensive posture to one more focused on growth opportunities. This increasing lack of visibility overwhelms the attractiveness of Freeport’s fairly low valuations in our view, so we decided to eliminate the company from the portfolio. We also reduced the Fund’s overall exposure to the materials sector during the reporting period.

AGCO Corp., a global producer and distributor of heavy machinery for agricultural applications, also detracted from portfolio performance. While agricultural processing companies enjoyed high expected crop volumes during the period, AGCO has been negatively affected, as lower commodity prices have caused farmers to run leaner equipment inventories. We exited the position in favor of other opportunities.

14	Nuveen Investments

Risk Considerations

Risk Considerations

Nuveen NWQ Global Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation,

Nuveen Investments	15

Risk Considerations (continued)

political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Value Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement between certain Funds and the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.32%	6.21%
Class A Shares at maximum Offering Price	(1.68)%	1.29%
MSCI World Index	1.43%	5.06%
Lipper Global Multi-Cap Value Funds Classification Average	(2.16)%	1.21%

Class C Shares	3.55%	5.41%
Class I Shares	4.58%	6.46%

Since inception returns are from 4/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	6.48%	7.23%	6.23%
Net Expense Ratios	1.22%	1.97%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.27%	12.67%	10.94%
Class A Shares at maximum Offering Price	(4.55)%	11.35%	9.81%
MSCI World Index	1.43%	13.10%	10.14%
Russell 1000® Value Index	4.13%	16.50%	13.88%
Lipper Global Equity Income Funds Classification Average	(3.52)%	10.82%	8.41%

Class C Shares	0.51%	11.84%	10.11%
Class R3 Shares*	0.98%	12.40%	10.66%
Class I Shares	1.53%	12.96%	11.22%

Since inception returns are from 9/15/09. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.95%	5.70%	4.88%
Net Expense Ratios	1.22%	1.97%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Class R3 Shares are not available for public offering.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.87)%	12.15%	3.60%
Class A Shares at maximum Offering Price	(9.41)%	10.83%	2.99%
Russell 3000® Value Index	3.86%	16.36%	7.03%
S&P 500® Index	7.42%	17.34%	7.89%
Lipper Multi-Cap Value Funds Classification Average	2.43%	15.20%	6.57%

Class C Shares	(4.60)%	11.29%	2.82%
Class I Shares	(3.64)%	12.42%	3.86%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(4.12)%	11.85%	5.62%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.28%	2.03%	1.53%	1.03%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.68%	11.32%	2.85%
Class A Shares at maximum Offering Price	(5.12)%	10.01%	2.14%
Russell 1000® Value Index	4.13%	16.50%	5.15%
Lipper Large-Cap Value Funds Classification Average	4.07%	15.16%	4.75%

Class C Shares	(0.04)%	10.49%	2.09%
Class R3 Shares	0.40%	11.04%	8.86%
Class I Shares	0.96%	11.60%	3.11%

Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.08%	1.83%	1.33%	0.83%

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(3.90)%	15.01%	4.36%
Class A Shares at maximum Offering Price	(9.43)%	13.66%	3.64%
Russell 2500® Value Index	0.99%	16.24%	6.25%
Lipper Small-Cap Core Funds Classification Average	3.63%	15.78%	6.70%

Class C Shares	(4.63)%	14.16%	3.57%
Class R3 Shares	(4.18)%	14.70%	13.59%
Class I Shares	(3.65)%	15.29%	4.48%

Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.31%	2.05%	1.56%	1.05%

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.38%	19.22%	8.31%
Class A Shares at maximum Offering Price	(2.57)%	17.82%	7.67%
Russell 2000® Value Index	0.78%	14.81%	6.87%
Lipper Small-Cap Core Funds Classification Average	3.63%	15.78%	8.05%

Class C Shares	2.63%	18.35%	7.52%
Class I Shares	3.65%	19.52%	8.59%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	3.14%	18.94%	16.59%
Class R6 Shares	3.81%	N/A	16.71%

Since inception returns for Class R3 and R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.36%	2.11%	1.61%	1.02%	1.11%

N/A	Not applicable.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.02%	10.51%	10.53%
Class A Shares at maximum Offering Price	(3.84)%	9.21%	9.88%
Russell 3000® Value Index	3.86%	16.36%	7.03%
Lipper Global Multi-Cap Value Funds Classification Average	(2.16)%	10.67%	6.25%

Class C Shares	1.25%	9.69%	9.70%
Class I Shares	2.27%	10.78%	10.81%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	1.78%	10.24%	8.62%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.25%	2.00%	1.50%	0.99%

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Holding

Summaries as of June 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

NWQ Global Equity Fund

Portfolio Allocation

(% of net assets)

Common Stocks	96.4%
Other Assets Less Liabilities	3.6%
Net Assets	100%

Country Allocation

(% of net assets)

United States	41.3%
Japan	9.2%
United Kingdom	7.5%
Switzerland	6.9%
Germany	5.4%
France	5.1%
South Korea	3.0%
Canada	2.7%
Israel	2.6%
Norway	2.5%
Spain	2.5%
Other	7.7%
Other Assets Less Liabilities	3.6%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	18.2%
Banks	7.2%
Food & Staples Retailing	5.4%
Electronic Equipment, Instruments & Components	4.9%
Insurance	4.9%
Semiconductors & Semiconductor Equipment	4.7%
Food Products	4.5%
Media	4.3%
Chemicals	4.1%
Automobiles	3.1%
Diversified Telecommunication Services	2.8%
Oil, Gas & Consumable Fuels	2.5%
Life Sciences Tools & Services	2.5%
Machinery	2.4%
Capital Markets	2.3%
Communications Equipment	2.3%
Multiline Retail	2.2%
Other	18.1%
Other Assets Less Liabilities	3.6%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Samsung SDI Co, Ltd	3.0%
Teva Pharmaceutical Industries Limited, Sponsored ADR	2.6%
Microsemi Corporation	2.6%
Orkla ASA	2.5%
Barclays PLC	2.5%

32	Nuveen Investments

NWQ Global Equity Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	95.0%
Convertible Preferred Securities	1.9%
$25 Par (or similar) Retail Preferred	1.2%
$1,000 Par (or similar) Institutional Preferred	1.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Country Allocation

(% of net assets)

United States	48.0%
Germany	10.8%
United Kingdom	10.0%
Switzerland	6.6%
Netherlands	4.1%
France	3.7%
Israel	3.4%
Canada	3.2%
Japan	2.7%
Sweden	1.7%
Norway	1.5%
Other	4.0%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	16.4%
Banks	11.3%
Insurance	10.3%
Media	8.7%
Diversified Telecommunication Services	7.1%
Capital Markets	5.1%
Software	4.6%
Oil, Gas & Consumable Fuels	3.7%
Real Estate Investment Trust	3.2%
Communications Equipment	3.2%
Automobiles	3.1%
Food & Staples Retailing	2.6%
Chemicals	2.4%
Other	18.0%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Unum Group	3.1%
Oracle Corporation	2.9%
GlaxoSmithKline PLC	2.8%
Sanofi-Synthelabo, SA	2.8%
Teva Pharmaceutical Industries Limited, Sponsored ADR	2.8%

Nuveen Investments	33

Holding Summaries as of June 30, 2015 (continued)

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	11.5%
Banks	10.3%
Oil, Gas & Consumable Fuels	9.4%
Insurance	9.1%
Real Estate Investment Trust	6.2%
Media	4.9%
Machinery	4.8%
Automobiles	4.4%
Software	3.9%
Life Sciences Tools & Services	3.1%
Capital Markets	2.9%
Food Products	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Electronic Equipment & Instruments	2.8%
Food & Staples Retailing	2.7%
Repurchase Agreements	0.5%
Other	18.1%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.2%
Unum Group	3.6%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.6%
Bio-Rad Laboratories Inc.	3.1%
General Motors Company	2.9%

34	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.6%
Pharmaceuticals	10.9%
Oil, Gas & Consumable Fuels	10.3%
Insurance	10.2%
Media	6.4%
Software	5.8%
Food & Staples Retailing	4.5%
Automobiles	4.4%
Industrial Conglomerates	3.7%
Internet Software & Services	3.6%
Machinery	3.2%
Consumer Finance	2.9%
Other	17.8%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.2%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.7%
Unum Group	3.6%
Oracle Corporation	3.1%
JPMorgan Chase & Co.	3.0%

Nuveen Investments	35

Holding Summaries as of June 30, 2015 (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	97.4%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Semiconductors & Semiconductor Equipment	12.9%
Food Products	10.2%
Banks	9.0%
Life Sciences Tools & Services	7.1%
Paper & Forest Products	6.8%
Real Estate Investment Trust	4.8%
Electronic Equipment & Instruments	4.3%
Communications Equipment	3.9%
Personal Products	3.9%
Household Durables	3.7%
Aerospace & Defense	3.4%
IT Services	3.0%
Insurance	3.0%
Real Estate Management & Development	2.6%
Repurchase Agreements	3.2%
Other	18.8%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	4.3%
Orkla ASA	4.1%
Microsemi Corporation	3.9%
Bio-Rad Laboratories Inc.	3.8%
Teradyne Inc.	3.7%

36	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	93.5%
Repurchase Agreements	6.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Semiconductors & Semiconductor Equipment	11.7%
Banks	10.5%
Paper & Forest Products	9.0%
Electronic Equipment & Instruments	7.6%
Food Products	5.4%
Household Durables	5.1%
Real Estate Investment Trust	4.7%
Personal Products	4.3%
Aerospace & Defense	3.9%
Communications Equipment	3.1%
Health Care Equipment & Supplies	3.0%
Machinery	3.0%
Auto Components	2.7%
Repurchase Agreements	6.7%
Other	19.5%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	4.4%
Microsemi Corporation	3.8%
Mitel Networks Corporation	3.1%
Glatfelter	3.1%
Analogic Corporation	3.0%

Nuveen Investments	37

Holding Summaries as of June 30, 2015 (continued)

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	96.8%
Repurchase Agreements	3.6%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.1%
Insurance	7.7%
Food Products	7.1%
Pharmaceuticals	7.0%
Electronic Equipment & Instruments	6.7%
Media	5.3%
Industrial Conglomerates	4.6%
Software	4.3%
Oil, Gas & Consumable Fuels	3.0%
Food & Staples Retailing	3.0%
Diversified Telecommunication Services	2.9%
Automobiles	2.8%
Biotechnology	2.6%
Internet Software & Services	2.5%
Independent Power & Renewable Electricity Producers	2.4%
Repurchase Agreements	3.6%
Other	19.8%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	5.0%
General Electric Company	4.6%
Pfizer Inc.	4.0%
Ingram Micro, Inc., Class A	3.2%
Exxon Mobil Corporation	3.1%

38	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2015.

The beginning of the period is January 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global Equity Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.20	$1,059.20	$1,064.70
Expenses Incurred During Period	$6.19	$10.01	$4.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.79	$1,015.08	$1,020.03
Expenses Incurred During Period	$6.06	$9.79	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96% and 0.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	39

Expense Examples (continued)

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3*	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.20	$1,031.30	$1,033.90	$1,036.50
Expenses Incurred During Period	$6.11	$9.87	$7.36	$4.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.79	$1,015.08	$1,017.55	$1,020.03
Expenses Incurred During Period	$6.06	$9.79	$7.30	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.46% and 0.96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class R3 Shares are not available for public offering.

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.40	$1,007.50	$1,009.90	$1,012.90
Expenses Incurred During Period	$6.58	$10.30	$7.82	$5.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.25	$1,014.53	$1,017.01	$1,019.49
Expenses Incurred During Period	$6.61	$10.34	$7.85	$5.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 1.57% and 1.07% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.90	$1,000.90	$1,002.40	$1,005.70
Expenses Incurred During Period	$4.42	$8.68	$6.40	$3.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.38	$1,016.12	$1,018.40	$1,021.57
Expenses Incurred During Period	$4.46	$8.75	$6.46	$3.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.89%, 1.75%, 1.29% and 0.65% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	Nuveen Investments

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$997.90	$994.50	$996.50	$999.30
Expenses Incurred During Period	$6.49	$10.19	$7.72	$5.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,019.54
Expenses Incurred During Period	$6.56	$10.29	$7.80	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56% and 1.06% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.80	$1,018.20	$1,021.30	$1,020.70
Expenses Incurred During Period	$7.06	$10.80	$8.31	$5.06	$5.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,014.08	$1,016.56	$1,019.79	$1,019.04
Expenses Incurred During Period	$7.05	$10.79	$8.30	$5.06	$5.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66%, 1.01% and 1.16% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.20	$1,006.00	$1,008.60	$1,011.10
Expenses Incurred During Period	$6.48	$10.20	$7.72	$5.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.35	$1,014.63	$1,017.11	$1,019.59
Expenses Incurred During Period	$6.51	$10.24	$7.75	$5.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.55% and 1.05% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	41

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Global Equity Fund, Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund (each a series of Nuveen Investment Trust, hereinafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 27, 2015

42	Nuveen Investments

Nuveen NWQ Global Equity Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.4%

	COMMON STOCKS – 96.4%

	Auto Components – 1.5%

4,070	GKN PLC	$21,391

	Automobiles – 3.1%

280	Daimler AG	25,485

580	General Motors Company	19,331
	Total Automobiles	44,816

	Banks – 7.2%

8,845	Barclays PLC	36,204

595	Citigroup Inc.	32,868

2,070	ING Groep N.V., Ordinary Shares	34,178
	Total Banks	103,250

	Beverages – 1.7%

2,115	Britvic PLC	23,844

	Capital Markets – 2.3%

1,585	UBS AG	33,602

	Chemicals – 4.1%

225	Agrium Inc.	23,839

1,600	Nissan Chemical Industries Limited	35,338
	Total Chemicals	59,177

	Communications Equipment – 2.3%

3,140	Ericsson LM, Class B Shares	32,537

	Containers & Packaging – 1.9%

4,410	DS Smith PLC	26,747

	Diversified Telecommunication Services – 2.8%

800	Nippon Telegraph and Telephone Corporation, ADR	28,981

800	Telefonica Brasil SA	11,208
	Total Diversified Telecommunication Services	40,189

	Electric Utilities – 1.5%

5,795	EDP – Energias de Portugal, S.A.	21,998

	Electrical Equipment – 1.5%

750	Alstom SA	21,280

	Electronic Equipment, Instruments & Components – 4.9%

430	Coherent Inc., (2)	27,296

435	Samsung SDI Co, Ltd	43,288
	Total Electronic Equipment, Instruments & Components	70,584

Nuveen Investments	43

Nuveen NWQ Global Equity Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	Food & Staples Retailing – 5.4%

710	Carrefour SA	$22,733

225	CVS Caremark Corporation	23,598

1,005	Metro AG	31,686
	Total Food & Staples Retailing	78,017

	Food Products – 4.5%

580	Aryzta AG	28,598

4,615	Orkla ASA	36,317
	Total Food Products	64,915

	Household Durables – 1.9%

1,675	Sekisui House, Ltd.	26,606

	Industrial Conglomerates – 1.4%

195	Siemens AG, Sponsored ADR	19,642

	Insurance – 4.9%

230	AON PLC	22,926

160	Swiss Re AG	14,161

920	Unum Group	32,890
	Total Insurance	69,977

	IT Services – 1.9%

820	VeriFone Holdings Inc., (2)	27,847

	Life Sciences Tools & Services – 2.5%

235	Bio-Rad Laboratories Inc., (2)	35,393

	Machinery – 2.4%

215	Ingersoll Rand Company Limited, Class A	14,495

315	PACCAR Inc.	20,100
	Total Machinery	34,595

	Media – 4.3%

1,100	Interpublic Group of Companies, Inc.	21,197

245	Time Warner Inc.	21,415

300	Viacom Inc., Class B	19,392
	Total Media	62,004

	Multiline Retail – 2.2%

390	Target Corporation	31,836

	Oil, Gas & Consumable Fuels – 2.5%

565	Canadian Natural Resources Limited	15,345

1,775	INPEX Corporation	20,182
	Total Oil, Gas & Consumable Fuels	35,527

44	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 18.2%

455	AbbVie Inc.	$30,571

1,265	Almirall SA, (2)	25,004

615	Impax Laboratories Inc., (2)	28,241

150	Jazz Pharmaceuticals, Inc., (2)	26,411

650	Otsuka Holdings Company KK	20,732

605	Pfizer Inc.	20,286

81	Roche Holdings AG, Sponsored ADR	22,699

295	Sanofi-Synthelabo, SA	29,020

630	Teva Pharmaceutical Industries Limited, Sponsored ADR	37,260

290	UCB SA	20,818
	Total Pharmaceuticals	261,042

	Real Estate Investment Trust – 0.8%

360	Weyerhaeuser Company	11,340

	Road & Rail – 0.9%

130	Union Pacific Corporation	12,398

	Semiconductors & Semiconductor Equipment – 4.7%

1,055	Microsemi Corporation, (2)	36,872

1,565	Teradyne Inc.	30,189
	Total Semiconductors & Semiconductor Equipment	67,061

	Specialty Retail – 1.8%

1,455	Express Inc., (2)	26,350

	Technology Hardware, Storage & Peripherals – 1.3%

615	NetApp, Inc.	19,409
	Total Long-Term Investments (cost $1,327,555)	1,383,374
	Other Assets Less Liabilities – 3.6%	52,355
	Net Assets – 100%	$1,435,729

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	45

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 95.0%

	Air Freight & Logistics – 2.1%

1,965	Deutsche Post AG	$57,407

	Airlines – 0.7%

225	Copa Holdings SA	18,583

	Automobiles – 3.1%

300	Daimler AG	27,305

2,200	Ford Motor Company	33,022

725	General Motors Company	24,164
	Total Automobiles	84,491

	Banks – 8.5%

9,000	Barclays PLC	36,838

1,000	Citigroup Inc.	55,240

2,600	ING Groep N.V., Ordinary Shares	42,928

800	JPMorgan Chase & Co.	54,208

720	Wells Fargo & Company	40,493
	Total Banks	229,707

	Capital Markets – 5.1%

2,525	Ares Capital Corporation	41,562

1,435	Bank New York Mellon	60,227

1,775	UBS Group AG	37,647
	Total Capital Markets	139,436

	Chemicals – 2.4%

625	Agrium Inc.	66,238

	Communications Equipment – 3.2%

1,405	Cisco Systems, Inc.	38,581

4,550	Ericsson LM, Class B Shares	47,147
	Total Communications Equipment	85,728

	Containers & Packaging – 1.2%

530	Avery Dennison Corporation	32,298

	Diversified Financial Services – 2.3%

760	Deutsche Boerse AG	62,911

	Diversified Telecommunication Services – 5.3%

11,025	Bezeq Israeli Telecommunication Corporation Limited	18,784

2,010	Nippon Telegraph and Telephone Corporation, ADR	72,814

46	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

3,400	TDC A/S	$24,931

1,885	Telefonica Brasil SA	26,410
	Total Diversified Telecommunication Services	142,939

	Electric Utilities – 1.0%

7,090	EDP – Energias de Portugal, S.A.	26,914

	Food & Staples Retailing – 2.6%

675	CVS Caremark Corporation	70,794

	Food Products – 1.5%

5,300	Orkla ASA	41,708

	Independent Power & Renewable Electricity Producers – 0.5%

455	Abengoa Yield PLC	14,251

	Industrial Conglomerates – 2.4%

1,025	General Electric Company	27,234

1,495	Koninklijke Philips Electronics NV	38,034
	Total Industrial Conglomerates	65,268

	Insurance – 10.3%

200	Allianz AG ORD Shares	31,149

655	American International Group, Inc., (2)	40,492

7,100	CGNU PLC	54,943

800	Swiss Re AG	70,806

2,350	Unum Group	84,011
	Total Insurance	281,401

	Media – 8.7%

2,105	Interpublic Group of Companies, Inc.	40,563

900	National CineMedia, Inc.	14,364

810	ProSiebenSat.1 Media AG	40,004

545	RTL Group SA	49,440

685	Time Warner Inc.	59,876

500	Viacom Inc., Class B	32,320
	Total Media	236,567

	Oil, Gas & Consumable Fuels – 3.7%

315	Phillips 66	25,376

1,075	Royal Dutch Shell PLC, Class A	30,176

750	Suncor Energy, Inc.	20,640

515	Total SA	25,016
	Total Oil, Gas & Consumable Fuels	101,208

	Pharmaceuticals – 16.4%

800	AbbVie Inc.	53,752

Nuveen Investments	47

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)			Value

	Pharmaceuticals (continued)

460	AstraZeneca PLC			$29,307

3,700	GlaxoSmithKline PLC			76,885

650	Merck & Company Inc.			37,005

1,750	Pfizer Inc.			58,678

145	Roche Holdings AG, Sponsored ADR			40,633

765	Sanofi-Synthelabo, SA			75,256

1,270	Teva Pharmaceutical Industries Limited, Sponsored ADR			75,057
	Total Pharmaceuticals			446,573

	Professional Services – 1.1%

370	Adecco SA			30,037

	Real Estate Investment Trust – 3.2%

1,700	National Storage Affiliates Trust			21,080

1,500	Paramount Group Inc.			25,740

1,270	PennyMac Mortgage Investment Trust			22,136

1,200	Redwood Trust Inc.			18,840
	Total Real Estate Investment Trust			87,796

	Semiconductors & Semiconductor Equipment – 1.1%

600	Microchip Technology Incorporated			28,455

	Software – 4.6%

1,080	Microsoft Corporation			47,682

1,950	Oracle Corporation			78,585
	Total Software			126,267

	Technology Hardware, Storage & Peripherals – 1.8%

850	NetApp, Inc.			26,826

455	Seagate Technology			21,613
	Total Technology Hardware, Storage & Peripherals			48,439

	Tobacco – 2.2%

1,225	Imperial Tobacco Group			59,034
	Total Common Stocks (cost $2,302,806)			2,584,450

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.9%

	Diversified Telecommunication Services – 1.9%

400	Frontier Communications Corporation	11.125%	N/R	$39,960

350	IntelSat SA	5.750%	N/R	10,038
	Total Convertible Preferred Securities (cost $59,673)			49,998

48	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED SECURITIES – 1.2%

	Banks – 1.2%

1,250	Citigroup Inc.	6.875%	BB+	$33,325
	Total $25 Par (or similar) Retail Preferred Securities (cost $33,467)			33,325

Shares	Description (1)	Coupon	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.6%

	Banks – 1.6%

25,000	Bank of America Corporation	6.100%	BB+	$24,687

20,000	JPMorgan Chase & Company	6.000%	BBB–	19,850
	Total $1,000 Par (or similar) Institutional Preferred (cost $45,224)			44,537
	Total Long-Term Investments (cost $2,441,170)			2,712,310
	Other Assets Less Liabilities – 0.3% (4)			8,477
	Net Assets – 100%			$2,720,787

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (5)	Expiration Date	Strike Price	Value

Call	(1)	American International Group, Inc.	$(6,500)	8/21/15	$65	$(73)
	(1)	Total Options Written (premiums received $99)	$(6,500)			$(73)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged as collateral for options written during and/or as of the end of the reporting period.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Airlines – 0.9%

13,000	Copa Holdings SA	$1,073,670

	Automobiles – 4.4%

111,600	Ford Motor Company	1,675,116

105,700	General Motors Company	3,522,981
	Total Automobiles	5,198,097

	Banks – 10.3%

79,500	Bank of America Corporation	1,353,090

55,600	CIT Group Inc.	2,584,844

91,500	Citigroup Inc.	5,054,460

49,000	JPMorgan Chase & Co.	3,320,240
	Total Banks	12,312,634

	Capital Markets – 2.9%

151,500	FBR Capital Markets Corporation	3,505,710

	Communications Equipment – 2.2%

295,270	Mitel Networks Corporation, (2)	2,607,234

	Consumer Finance – 1.9%

38,700	Discover Financial Services	2,229,894

	Containers & Packaging – 1.2%

23,700	Avery Dennison Corporation	1,444,278

	Electronic Equipment & Instruments – 2.8%

52,000	Coherent Inc., (2)	3,300,960

	Food & Staples Retailing – 2.7%

234,775	Metro AG, ADR, (3)	1,472,039

24,000	Wal-Mart Stores, Inc.	1,702,320
	Total Food & Staples Retailing	3,174,359

	Food Products – 2.9%

40,300	Aryzta AG	999,843

314,500	Orkla ASA, Sponsored ADR	2,496,344
	Total Food Products	3,496,187

	Independent Power & Renewable Electricity Producers – 1.8%

96,100	NRG Energy Inc.	2,198,768

	Industrial Conglomerates – 1.4%

67,000	Philips Electronics	1,705,820

50	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 9.1%

29,800	AON PLC	$2,970,464

37,000	Loews Corporation	1,424,870

23,037	Reinsurance Group of America Inc.	2,185,520

120,300	Unum Group	4,300,725
	Total Insurance	10,881,579

	Internet Software & Services – 2.3%

46,000	eBay Inc., (2)	2,771,040

	IT Services – 1.6%

54,800	VeriFone Holdings Inc., (2)	1,861,008

	Life Sciences Tools & Services – 3.1%

24,515	Bio-Rad Laboratories Inc., (2)	3,692,204

	Machinery – 4.8%

28,400	Ingersoll Rand Company Limited, Class A	1,914,728

28,500	PACCAR Inc.	1,818,585

84,700	Terex Corporation	1,969,275
	Total Machinery	5,702,588

	Media – 4.9%

143,400	Interpublic Group of Companies, Inc.	2,763,318

48,697	Viacom Inc., Class B	3,147,774
	Total Media	5,911,092

	Multiline Retail – 1.7%

24,500	Target Corporation	1,999,935

	Oil, Gas & Consumable Fuels – 9.4%

27,100	Apache Corporation	1,561,773

19,000	Hess Corporation	1,270,720

33,700	Occidental Petroleum Corporation	2,620,849

25,400	Phillips 66	2,046,224

32,100	Royal Dutch Shell PLC, Class A, Sponsored ADR	1,830,021

67,100	Suncor Energy, Inc.	1,846,592
	Total Oil, Gas & Consumable Fuels	11,176,179

	Pharmaceuticals – 11.5%

26,400	AbbVie Inc.	1,773,816

33,400	Impax Laboratories Inc., (2)	1,533,728

92,200	Pfizer Inc.	3,091,466

61,300	Sanofi-Aventis, ADR	3,036,189

72,475	Teva Pharmaceutical Industries Limited, Sponsored ADR	4,283,273
	Total Pharmaceuticals	13,718,472

Nuveen Investments	51

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)			Value

	Real Estate Investment Trust – 6.2%

198,200	Brandywine Realty Trust			$2,632,096

91,500	Paramount Group Inc.			1,570,140

80,700	PennyMac Mortgage Investment Trust			1,406,601

114,000	Redwood Trust Inc.			1,789,800
	Total Real Estate Investment Trust			7,398,637

	Semiconductors & Semiconductor Equipment – 2.8%

176,500	Teradyne Inc.			3,404,685

	Software – 3.9%

41,500	CA Technologies			1,215,535

86,000	Oracle Corporation			3,465,800
	Total Software			4,681,335

	Specialty Retail – 1.8%

120,400	Express Inc., (2)			2,180,444

	Technology Hardware, Storage & Peripherals – 1.3%

50,300	NetApp, Inc.			1,587,468
	Total Long-Term Investments (cost $96,485,104)			119,214,277

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$600	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $600,109, collateralized by $630,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $613,463	0.000%	7/01/15	$600,109
	Total Short-Term Investments (cost $600,109)			600,109
	Total Investments (cost $97,085,213) – 100.3%			119,814,386
	Other Assets Less Liabilities – (0.3)%			(310,219)
	Net Assets – 100%			$119,504,167

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 1.5%

29,830	Raytheon Company	$2,854,134

	Airlines – 1.0%

22,200	Copa Holdings SA	1,833,498

	Automobiles – 4.4%

185,100	Ford Motor Company	2,778,351

170,900	General Motors Company	5,696,097
	Total Automobiles	8,474,448

	Banks – 15.6%

239,900	Bank of America Corporation	4,083,098

107,200	CIT Group Inc.	4,983,728

147,720	Citigroup Inc.	8,160,054

86,720	JPMorgan Chase & Co.	5,876,147

28,900	PNC Financial Services Group, Inc.	2,764,285

76,100	Wells Fargo & Company	4,279,864
	Total Banks	30,147,176

	Chemicals – 2.1%

39,010	Agrium Inc.	4,133,110

	Communications Equipment – 1.8%

125,600	Cisco Systems, Inc.	3,448,976

	Consumer Finance – 2.9%

97,400	Discover Financial Services	5,612,188

	Food & Staples Retailing – 4.5%

30,700	CVS Caremark Corporation	3,219,816

407,900	Metro AG, Sponsored ADR, (3)	2,557,533

41,800	Wal-Mart Stores, Inc.	2,964,874
	Total Food & Staples Retailing	8,742,223

	Hotels, Restaurants & Leisure – 2.1%

143,400	Hilton Worldwide Holdings Inc., (2)	3,950,670

	Independent Power & Renewable Electricity Producers – 2.0%

168,250	NRG Energy Inc.	3,849,560

	Industrial Conglomerates – 3.7%

156,000	General Electric Company	4,144,920

116,000	Philips Electronics	2,953,360
	Total Industrial Conglomerates	7,098,280

Nuveen Investments	53

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	Insurance – 10.2%

48,300	AON PLC	$4,814,544

68,631	Loews Corporation	2,642,980

93,280	MetLife, Inc.	5,222,747

196,200	Unum Group	7,014,150
	Total Insurance	19,694,421

	Internet Software & Services – 3.6%

73,000	eBay Inc., (2)	4,397,520

4,880	Google Inc., Class A, (2)	2,635,395
	Total Internet Software & Services	7,032,915

	Machinery – 3.2%

45,270	Ingersoll Rand Company Limited, Class A	3,052,103

47,300	PACCAR Inc.	3,018,213
	Total Machinery	6,070,316

	Media – 6.4%

205,000	Interpublic Group of Companies, Inc.	3,950,350

36,000	Time Warner Inc.	3,146,760

82,000	Viacom Inc., Class B	5,300,480
	Total Media	12,397,590

	Multiline Retail – 1.6%

38,000	Target Corporation	3,101,940

	Oil, Gas & Consumable Fuels – 10.3%

44,300	Apache Corporation	2,553,009

30,700	Hess Corporation	2,053,216

70,500	Occidental Petroleum Corporation	5,482,785

41,500	Phillips 66	3,343,240

50,400	Royal Dutch Shell PLC, Class A, Sponsored ADR	2,873,304

128,000	Suncor Energy, Inc.	3,522,560
	Total Oil, Gas & Consumable Fuels	19,828,114

	Pharmaceuticals – 10.9%

54,000	AbbVie Inc.	3,628,260

156,000	Pfizer Inc.	5,230,680

101,300	Sanofi-Aventis, ADR	5,017,389

122,230	Teva Pharmaceutical Industries Limited, Sponsored ADR	7,223,793
	Total Pharmaceuticals	21,100,122

	Road & Rail – 1.5%

30,000	Union Pacific Corporation	2,861,100

	Semiconductors & Semiconductor Equipment – 1.9%

193,500	Teradyne Inc.	3,732,615

54	Nuveen Investments

Shares	Description (1)	Value

	Software – 5.8%

67,800	CA Technologies	$1,985,862

74,300	Microsoft Corporation	3,280,345

147,000	Oracle Corporation	5,924,100
	Total Software	11,190,307

	Technology Hardware, Storage & Peripherals – 1.4%

84,600	NetApp, Inc.	2,669,976

	Tobacco – 0.9%

21,520	Philip Morris International	1,725,258
	Total Long-Term Investments (cost $137,515,489)	191,548,937
	Other Assets Less Liabilities – 0.7%	1,316,423
	Net Assets – 100%	$192,865,360

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.4%

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 3.4%

11,974	Astronics Corporation, (2)	$848,837

14,692	Orbital ATK, Inc.	1,077,805
	Total Aerospace & Defense	1,926,642

	Banks – 9.0%

39,860	Capital Bank Financial Corporation, Class A Shares	1,158,730

31,720	Pacwest Bancorp.	1,483,227

22,315	Privatebancorp, Inc.	888,583

45,535	Western Alliance Bancorporation, (2)	1,537,262
	Total Banks	5,067,802

	Communications Equipment – 3.9%

35,810	JDS Uniphase Corporation, (2)	414,680

200,044	Mitel Networks Corporation, (2)	1,766,389
	Total Communications Equipment	2,181,069

	Containers & Packaging – 1.5%

13,680	Avery Dennison Corporation	833,659

	Electric Utilities – 2.4%

23,430	Pinnacle West Capital Corporation	1,332,933

	Electrical Equipment – 1.6%

12,520	EnerSys	880,031

	Electronic Equipment & Instruments – 4.3%

37,840	Coherent Inc., (2)	2,402,083

	Food Products – 10.2%

45,150	Aryzta AG	1,120,172

11,620	John B Sanfillippo & Son, Inc.	603,078

291,665	Orkla ASA	2,315,091

21,310	Treehouse Foods Inc., (2)	1,726,749
	Total Food Products	5,765,090

	Gas Utilities – 2.4%

25,910	Laclede Group Inc.	1,348,875

	Household Durables – 3.7%

31,360	La Z Boy Inc.	826,022

83,905	Tri Pointe Homes, Incorporated, (2)	1,283,747
	Total Household Durables	2,109,769

56	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 3.0%

20,610	Axis Capital Holdings Limited	$1,099,956

6,095	Reinsurance Group of America Inc.	578,233
	Total Insurance	1,678,189

	IT Services – 3.0%

10,280	Euronet Worldwide, Inc., (2)	634,276

31,660	VeriFone Holdings Inc., (2)	1,075,174
	Total IT Services	1,709,450

	Life Sciences Tools & Services – 7.1%

14,030	Bio-Rad Laboratories Inc., (2)	2,113,058

91,945	Bruker Biosciences Corporation, (2)	1,876,597
	Total Life Sciences Tools & Services	3,989,655

	Machinery – 2.0%

28,860	Albany International Corporation, Class A	1,148,628

	Metals & Mining – 2.4%

38,115	Materion Corporation	1,343,554

	Multiline Retail – 0.5%

15,880	Freds Inc.	306,325

	Paper & Forest Products – 6.8%

9,759	Clearwater Paper Corporation, (2)	559,191

10,615	Deltic Timber Corporation	717,999

78,385	Glatfelter	1,723,686

48,745	Louisiana-Pacific Corporation, (2)	830,127
	Total Paper & Forest Products	3,831,003

	Personal Products – 3.9%

90,605	Elizabeth Arden, Inc., (2)	1,292,027

25,843	Inter Parfums, Inc.	876,853
	Total Personal Products	2,168,880

	Pharmaceuticals – 2.0%

6,525	Jazz Pharmaceuticals, Inc., (2)	1,148,857

	Professional Services – 1.5%

23,800	ICF International, Inc., (2)	829,668

	Real Estate Investment Trust – 4.8%

103,675	Brandywine Realty Trust	1,376,804

82,690	Ramco-Gershenson Properties Trust	1,349,501
	Total Real Estate Investment Trust	2,726,305

	Real Estate Management & Development – 2.6%

111,330	Forestar Real Estate Group Inc., (2)	1,465,103

Nuveen Investments	57

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)			Value

	Road & Rail – 2.5%

63,665	Marten Transport, Ltd.			$1,381,531

	Semiconductors & Semiconductor Equipment – 12.9%

251,600	Lattice Semiconductor Corporation, (2)			1,481,924

15,980	Marvell Technology Group Ltd.			210,696

63,510	Microsemi Corporation, (2)			2,219,675

85,535	Rambus Inc., (2)			1,239,402

108,305	Teradyne Inc.			2,089,201
	Total Semiconductors & Semiconductor Equipment			7,240,898
	Total Long-Term Investments (cost $47,361,223)			54,815,999

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.2%

	REPURCHASE AGREEMENTS – 3.2%

$1,812	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $1,812,019, collateralized by $1,900,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $1,850,125	0.000%	7/01/15	$1,812,019
	Total Short-Term Investments (cost $1,812,019)			1,812,019
	Total Investments (cost $49,173,242) – 100.6%			56,628,018
	Other Assets Less Liabilities – (0.6)%			(357,514)
	Net Assets – 100%			$56,270,504

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

58	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.5%

	COMMON STOCKS – 93.5%

	Aerospace & Defense – 3.9%

172,896	Astronics Corporation, (2)	$12,256,597

160,472	Orbital ATK, Inc.	11,772,226
	Total Aerospace & Defense	24,028,823

	Auto Components – 2.7%

1,422,057	Stoneridge Inc., (2)	16,652,287

	Banks – 10.5%

630,150	Capital Bank Financial Corporation, Class A Shares	18,318,461

328,885	Pacwest Bancorp.	15,378,663

304,220	Privatebancorp, Inc.	12,114,040

540,625	Western Alliance Bancorporation, (2)	18,251,500
	Total Banks	64,062,664

	Beverages – 1.0%

268,545	Britvic PLC, (3)	6,060,577

	Communications Equipment – 3.1%

2,113,009	Mitel Networks Corporation, (2)	18,657,869

	Electrical Equipment – 2.2%

186,325	EnerSys	13,096,784

	Electronic Equipment & Instruments – 7.6%

417,745	Coherent Inc., (2)	26,518,453

1,173,568	GSI Group, Inc., (2)	17,638,727

126,040	Kimball Electronics Inc., (2)	1,838,924
	Total Electronic Equipment & Instruments	45,996,104

	Food Products – 5.4%

120,170	John B Sanfillippo & Son, Inc.	6,236,823

622,547	Landec Corporation, (2)	8,983,353

215,035	Treehouse Foods Inc., (2)	17,424,286
	Total Food Products	32,644,462

	Gas Utilities – 2.4%

278,750	Laclede Group Inc.	14,511,725

	Health Care Equipment & Supplies – 3.0%

234,380	Analogic Corporation	18,492,582

	Household Durables – 5.1%

617,449	Hooker Furniture Corporation	15,504,144

Nuveen Investments	59

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	Household Durables (continued)

1,008,560	Tri Pointe Homes, Incorporated, (2)	$15,430,968
	Total Household Durables	30,935,112

	IT Services – 1.1%

112,371	Euronet Worldwide, Inc., (2)	6,933,291

	Machinery – 3.0%

463,280	Albany International Corporation, Class A	18,438,544

	Metals & Mining – 2.4%

417,445	Materion Corporation	14,714,936

	Multiline Retail – 0.5%

172,445	Freds Inc.	3,326,464

	Paper & Forest Products – 9.0%

251,645	Boise Cascade Company, (2)	9,230,339

93,665	Deltic Timber Corporation	6,335,501

847,980	Glatfelter	18,647,080

509,310	Louisiana-Pacific Corporation, (2)	8,673,549

206,996	Neenah Paper, Inc.	12,204,484
	Total Paper & Forest Products	55,090,953

	Personal Products – 4.3%

984,385	Elizabeth Arden, Inc., (2)	14,037,330

351,667	Inter Parfums, Inc.	11,932,061
	Total Personal Products	25,969,391

	Pharmaceuticals – 1.4%

187,012	Impax Laboratories Inc., (2)	8,587,591

	Professional Services – 1.6%

296,684	GP Strategies Corporation, (2)	9,861,776

	Real Estate Investment Trust – 4.7%

1,090,980	Brandywine Realty Trust	14,488,214

865,290	Ramco-Gershenson Properties Trust	14,121,533
	Total Real Estate Investment Trust	28,609,747

	Real Estate Management & Development – 2.6%

1,209,008	Forestar Real Estate Group Inc., (2)	15,910,545

	Road & Rail – 2.6%

725,918	Marten Transport, Ltd.	15,752,421

	Semiconductors & Semiconductor Equipment – 11.7%

1,116,435	Entegris Inc., (2)	16,266,458

581,045	Integrated Device Technology, Inc., (2)	12,608,677

2,767,084	Lattice Semiconductor Corporation, (2)	16,298,125

60	Nuveen Investments

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment (continued)

658,100	Microsemi Corporation, (2)			$23,000,595

75,855	MKS Instruments Inc.			2,877,939
	Total Semiconductors & Semiconductor Equipment			71,051,794

	Specialty Retail – 1.2%

401,790	Express Inc., (2)			7,276,417

	Thrifts & Mortgage Finance – 0.5%

131,750	HomeStreet Inc.			3,006,536
	Total Long-Term Investments (cost $488,209,209)			569,669,395

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.7%

	REPURCHASE AGREEMENTS – 6.7%

$40,944	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $40,944,310, collateralized by $42,890,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $41,764,138	0.000%	7/01/15	$40,944,310
	Total Short-Term Investments (cost $40,944,310)			40,944,310
	Total Investments (cost $529,153,519) – 100.2%			610,613,705
	Other Assets Less Liabilities – (0.2)%			(1,108,464)
	Net Assets – 100%			$609,505,241

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	61

Nuveen Tradewinds Value Opportunities Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 1.0%

50,843	Triumph Group Inc.	$3,355,130

	Auto Components – 1.5%

169,854	Goodyear Tire & Rubber Company	5,121,098

	Automobiles – 2.8%

293,006	General Motors Company	9,765,890

	Banks – 15.1%

223,907	CIT Group Inc.	10,409,436

312,618	Citigroup Inc.	17,269,018

342,905	Citizens Financial Group Inc.	9,364,736

21,350	First Citizens Bancshs Inc.	5,615,904

800,842	Royal Bank of Scotland Group PLC, ADR, (2)	8,865,321
	Total Banks	51,524,415

	Biotechnology – 2.6%

75,015	Gilead Sciences, Inc.	8,782,756

	Capital Markets – 1.0%

169,790	UBS Group AG	3,599,548

	Chemicals – 1.6%

52,390	Agrium Inc.	5,550,721

	Communications Equipment – 2.0%

248,201	Cisco Systems, Inc.	6,815,599

	Consumer Finance – 1.9%

290,091	Ally Financial Inc., (2)	6,506,741

	Diversified Telecommunication Services – 2.9%

107,532	CenturyLink Inc.	3,159,290

144,998	Verizon Communications Inc.	6,758,357
	Total Diversified Telecommunication Services	9,917,647

	Electronic Equipment & Instruments – 6.7%

600,340	Flextronics International Limited, (2)	6,789,845

442,992	Ingram Micro, Inc., Class A, (2)	11,088,090

90,111	Tech Data Corporation, (2)	5,186,789
	Total Electronic Equipment & Instruments	23,064,724

	Food & Staples Retailing – 3.0%

86,576	Andersons, Inc.	3,376,464

62	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

96,639	Wal-Mart Stores, Inc.	$6,854,604
	Total Food & Staples Retailing	10,231,068

	Food Products – 7.1%

70,920	Archer-Daniels-Midland Company	3,419,762

41,699	Bunge Limited	3,661,172

85,617	Ingredion Inc.	6,833,093

242,198	Tyson Foods, Inc., Class A	10,324,901
	Total Food Products	24,238,928

	Gas Utilities – 1.0%

164,686	Questar Corporation	3,443,584

	Health Care Providers & Services – 1.6%

42,437	Aetna Inc.	5,409,020

	Health Care Technology – 2.1%

516,563	Allscripts Healthcare Solutions Inc., (2)	7,066,582

	Independent Power & Renewable Electricity Producers – 2.4%

258,033	AES Corporation	3,421,518

211,538	NRG Energy Inc.	4,839,989
	Total Independent Power & Renewable Electricity Producers	8,261,507

	Industrial Conglomerates – 4.6%

594,827	General Electric Company	15,804,553

	Insurance – 7.7%

167,608	American International Group, Inc.	10,361,527

34,567	AON PLC	3,445,639

66,624	Axis Capital Holdings Limited	3,555,723

132,876	CNA Financial Corporation	5,077,192

249,938	Old Republic International Corporation	3,906,531
	Total Insurance	26,346,612

	Internet Software & Services – 2.5%

16,591	Google Inc., Class C Shares, (2)	8,635,781

	Media – 5.3%

530,222	Interpublic Group of Companies, Inc.	10,217,378

341,183	Time Inc.	7,850,621
	Total Media	18,067,999

	Oil, Gas & Consumable Fuels – 3.0%

125,614	Exxon Mobil Corporation	10,451,085

	Pharmaceuticals – 7.0%

404,596	Pfizer Inc.	13,566,104

Nuveen Investments	63

Nuveen Tradewinds Value Opportunities Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)			Value

	Pharmaceuticals (continued)

198,276	Roche Holdings AG, Sponsored ADR, (3)			$6,953,539

67,140	Sanofi, ADR			3,325,444
	Total Pharmaceuticals			23,845,087

	Real Estate Investment Trust – 1.0%

390,372	Lexington Realty Trust			3,310,355

	Road & Rail – 2.1%

222,655	CSX Corporation			7,269,686

	Semiconductors & Semiconductor Equipment – 1.8%

132,685	First Solar Inc., (2)			6,233,541

	Software – 4.3%

200,463	Oracle Corporation			8,078,659

281,751	Symantec Corporation			6,550,711
	Total Software			14,629,370

	Textiles, Apparel & Luxury Goods – 1.2%

57,080	Fossil Group Inc., (2)			3,959,069
	Total Long-Term Investments (cost $292,910,128)			331,208,096

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.6%

	REPURCHASE AGREEMENTS – 3.6%

$12,249	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $12,248,879, collateralized by $12,835,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $12,498,081	0.000%	7/01/15	$12,248,879
	Total Short-Term Investments (cost $12,248,879)			12,248,879
	Total Investments (cost $305,159,007) – 100.4%			343,456,975
	Other Assets Less Liabilities – (0.4)%			(1,237,266)
	Net Assets – 100%			$342,219,709

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of

Assets and Liabilities	June 30, 2015

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Assets
Long-term investments, at value (cost $1,327,555, $2,441,170, $96,485,104, $137,515,489, $47,361,223, $488,209,209 and $292,910,128, respectively)	$1,383,374	$2,712,310	$119,214,277	$191,548,937	$54,815,999	$569,669,395	$331,208,096
Short-term investments, at value (cost approximates value)	—	—	600,109	—	1,812,019	40,944,310	12,248,879
Cash denominated in foreign currencies (cost $—, $382, $—, $—, $—, $—, $—, respectively)	—	383	—	—	—	—	—
Cash	37,985	71,596	8,527	43,690	—	—	—
Receivable for:
Dividends	1,315	2,987	53,746	201,899	53,064	573,968	315,944
Interest	—	530	—	—	—	—	—
Investments sold	66,202	—	1,795,929	2,909,646	—	—	—
Reclaims	211	1,117	6,970	15,053	—	—	105,159
Reimbursement from Adviser	10,052	10,949	—	—	—	—	—
Shares sold	1,253	1,800	59,201	69,087	112,437	2,086,310	161,294
Other assets	21,688	21,670	80,437	60,029	18,128	51,495	127,201
Total assets	1,522,080	2,823,342	121,819,196	194,848,341	56,811,647	613,325,478	344,166,573
Liabilities
Options written, at value (premiums received $—, $99, $—, $—, $—, $— and $—, respectively)	—	73	—	—	—	—	—
Payable for:
Dividends	—	13,491	—	—	—	—	—
Investments purchased	49,209	51,507	1,787,545	1,048,268	391,645	2,528,013	—
Shares redeemed	—	217	266,170	642,092	68,017	483,581	1,270,115
Accrued expenses:
Custodian fees	13,015	15,540	11,845	14,573	8,097	20,692	60,101
Management fees	—	—	80,955	117,853	32,851	444,508	228,841
Professional fees	18,835	12,866	13,370	15,167	13,093	15,140	14,385
Shareholder reporting expenses	5,032	7,897	19,190	32,399	4,490	55,769	56,637
Shareholder servicing agent fees	87	182	36,994	63,019	18,326	183,419	116,751
Trustees fees	6	12	61,117	38,103	328	8,361	95,061
12b-1 distribution and service fees	124	673	37,762	10,355	4,278	52,884	104,663
Other	43	97	81	1,152	18	27,870	310
Total liabilities	86,351	102,555	2,315,029	1,982,981	541,143	3,820,237	1,946,864
Net assets	$1,435,729	$2,720,787	$119,504,167	$192,865,360	$56,270,504	$609,505,241	$342,219,709
Class A Shares
Net assets	$109,044	$917,566	$33,973,193	$15,522,404	$7,007,712	$122,574,991	$107,063,129
Shares outstanding	5,102	34,628	1,319,341	1,254,016	243,351	2,781,703	3,275,486
Net asset value (“NAV”) per share	$21.37	$26.50	$25.75	$12.38	$28.80	$44.06	$32.69
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.67	$28.12	$27.32	$13.14	$30.56	$46.75	$34.68
Class C Shares
Net assets	$155,368	$412,970	$35,687,512	$8,219,435	$3,167,383	$29,732,440	$93,716,071
Shares outstanding	7,296	15,597	1,470,622	702,182	117,376	724,697	2,963,684
NAV and offering price per share	$21.30	$26.48	$24.27	$11.71	$26.98	$41.03	$31.62
Class R3 Shares(1)
Net assets	$—	$331,125	$178,849	$65,903	$420,844	$6,500,459	$3,536,359
Shares outstanding	—	12,500	7,020	5,357	14,937	148,716	108,179
NAV and offering price per share	$—	$26.49	$25.48	$12.30	$28.17	$43.71	$32.69
Class R6 Shares
Net assets	$—	$—	$—	$—	$—	$3,624,933	$—
Shares outstanding	—	—	—	—	—	80,547	—
NAV and offering price per share	$—	$—	$—	$—	$—	$45.00	$—
Class I Shares
Net assets	$1,171,317	$1,059,126	$49,664,613	$169,057,618	$45,674,565	$447,072,418	$137,904,150
Shares outstanding	54,767	39,959	1,917,472	13,624,775	1,574,598	9,965,175	4,197,407
NAV and offering price per share	$21.39	$26.51	$25.90	$12.41	$29.01	$44.86	$32.85
Net assets consist of:
Capital paid-in	$1,365,880	$2,417,836	$304,165,682	$88,188,932	$69,199,918	$530,009,280	$281,982,667
Undistributed (Over-distribution of) net investment income	7,150	(1,680)	631,050	2,193,710	(11,922)	—	1,249,251
Accumulated net realized gain (loss)	6,877	33,506	(208,021,738)	48,449,270	(20,372,268)	(1,964,225)	20,689,823
Net unrealized appreciation (depreciation)	55,822	271,125	22,729,173	54,033,448	7,454,776	81,460,186	38,297,968
Net assets	$1,435,729	$2,720,787	$119,504,167	$192,865,360	$56,270,504	$609,505,241	$342,219,709
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of

Operations	Year Ended June 30, 2015

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Investment Income (net of foreign tax withheld of $2,675, $5,156, $104,353, $191,261, $22,910, $— and $117,021, respectively)	$21,413	$70,569	$2,676,271	$6,944,205	$516,448	$3,314,498	$7,894,558
Expenses
Management fees	9,174	16,613	1,106,693	2,403,311	439,150	4,259,781	3,270,542
12b-1 service fees – Class A Shares	171	1,203	95,002	65,653	19,950	237,844	352,087
12b-1 distribution and service fees – Class C Shares	585	3,884	407,724	102,787	32,659	247,565	1,068,764
12b-1 distribution and service fees – Class R3 Shares(1)	—	1,691	1,003	336	3,334	21,798	21,531
Shareholder servicing agent fees	265	827	172,395	305,343	75,611	785,526	568,398
Custodian fees	36,276	42,799	40,373	56,359	24,818	81,156	129,415
Trustees fees	240	322	5,417	10,543	2,335	17,944	15,857
Professional fees	28,984	22,072	25,188	97,695	17,794	48,271	51,350
Shareholder reporting expenses	11,614	18,874	58,970	145,742	22,722	206,406	191,411
Federal and state registration fees	13,883	13,995	53,237	76,018	48,977	126,347	60,174
Other	2,898	5,047	9,701	38,300	6,462	17,605	23,147
Total expenses before fee waiver/expense reimbursement	104,090	127,327	1,975,703	3,302,087	693,812	6,050,243	5,752,676
Fee waiver/expense reimbursement	(92,469)	(100,874)	—	—	(26,290)	—	—
Net expenses	11,621	26,453	1,975,703	3,302,087	667,522	6,050,243	5,752,676
Net investment income (loss)	9,792	44,116	700,568	3,642,118	(151,074)	(2,735,745)	2,141,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	11,654	43,756	12,049,752	173,794,087	4,521,096	15,637,951	39,163,147
Options written	—	3,830	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	25,319	(70,397)	(19,416,821)	(173,849,794)	(6,384,629)	11,462,221	(35,134,754)
Options written	—	(353)	—	—	—	—	—
Net realized and unrealized gain (loss)	36,973	(23,164)	(7,367,069)	(55,707)	(1,863,533)	27,100,172	4,028,393
Net increase (decrease) in net assets from operations	$46,765	$20,952	$(6,666,501)	$3,586,411	$(2,014,607)	$24,364,427	$6,170,275

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of

Changes in Net Assets

	NWQ Global Equity		NWQ Global Equity Income
	Year Ended 6/30/15	For the Period 4/1/14 (commencement of operations) through 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$9,792	$5,394	$44,116	$37,210
Net realized gain (loss) from:
Investments and foreign currency	11,654	(1,977)	43,756	86,413
Options written	—	—	3,830	5,332
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	25,319	30,503	(70,397)	151,252
Options written	—	—	(353)	186
Net increase (decrease) in net assets from operations	46,765	33,920	20,952	280,393
Distributions to Shareholders
From net investment income:
Class A	(341)	—	(14,061)	(8,394)
Class C	—	—	(5,259)	(5,883)
Class R3(1)	—	—	(6,004)	(7,558)
Class R6	—	—	—	—
Class I	(7,719)	—	(21,571)	(14,730)
From accumulated net realized gains:
Class A	(166)	—	(18,756)	(7,595)
Class C	(141)	—	(19,626)	(7,595)
Class R3(1)	—	—	(16,264)	(7,595)
Class R6	—	—	—	—
Class I	(2,623)	—	(39,240)	(7,595)
Decrease in net assets from distributions to shareholders	(10,990)	—	(140,781)	(66,945)
Fund Share Transactions
Proceeds from sale of shares	365,816	1,000,000	1,126,188	275,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	398	—	50,750	5,493
	366,214	1,000,000	1,176,938	280,493
Cost of shares redeemed	(180)	—	(34,084)	—
Net increase (decrease) in net assets from Fund share transactions	366,034	1,000,000	1,142,854	280,493
Net increase (decrease) in net assets	401,809	1,033,920	1,023,025	493,941
Net assets at the beginning of period	1,033,920	—	1,697,762	1,203,821
Net assets at the end of period	$1,435,729	$1,033,920	$2,720,787	$1,697,762
Undistributed (Over-distribution of) net investment income at the end of period	$7,150	$5,600	$(1,680)	$597

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (continued)

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$700,568	$516,119	$3,642,118	$14,814,901
Net realized gain (loss) from:
Investments and foreign currency	12,049,752	22,145,683	173,794,087	192,239,689
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(19,416,821)	7,663,231	(173,849,794)	26,089,061
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(6,666,501)	30,325,033	3,586,411	233,143,651
Distributions to Shareholders
From net investment income:
Class A	(251,354)	(156,230)	(559,123)	(449,919)
Class C	—	—	(174,194)	(1,884)
Class R3	(769)	(332)	(1,780)	(283)
Class R6	—	—	—	—
Class I	(574,191)	(382,951)	(9,097,327)	(14,278,803)
From accumulated net realized gains:
Class A	—	—	(9,226,487)	(1,136,271)
Class C	—	—	(5,050,951)	(186,258)
Class R3	—	—	(30,471)	(1,059)
Class R6	—	—	—	—
Class I	—	—	(132,561,606)	(27,219,216)
Decrease in net assets from distributions to shareholders	(826,314)	(539,513)	(156,701,939)	(43,273,693)
Fund Share Transactions
Proceeds from sale of shares	14,215,131	19,697,342	95,438,488	623,791,805
Proceeds from shares issued to shareholders due to reinvestment of distributions	755,067	485,452	152,368,760	42,843,167
	14,970,198	20,182,794	247,807,248	666,634,972
Cost of shares redeemed	(54,146,059)	(36,822,329)	(622,375,937)	(1,425,000,267)
Net increase (decrease) in net assets from Fund share transactions	(39,175,861)	(16,639,535)	(374,568,689)	(758,365,295)
Net increase (decrease) in net assets	(46,668,676)	13,145,985	(527,684,217)	(568,495,337)
Net assets at the beginning of period	166,172,843	153,026,858	720,549,577	1,289,044,914
Net assets at the end of period	$119,504,167	$166,172,843	$192,865,360	$720,549,577
Undistributed (Over-distribution of) net investment income at the end of period	$631,050	$756,707	$2,193,710	$8,383,826

See accompanying notes to financial statements.

68	Nuveen Investments

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$(151,074)	$(181,601)	$(2,735,745)	$(1,249,285)
Net realized gain (loss) from:
Investments and foreign currency	4,521,096	6,025,578	15,637,951	18,866,836
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,384,629)	5,232,114	11,462,221	34,850,722
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(2,014,607)	11,076,091	24,364,427	52,468,273
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	—
Fund Share Transactions
Proceeds from sale of shares	24,747,458	30,466,188	381,962,858	178,774,306
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	24,747,458	30,466,188	381,962,858	178,774,306
Cost of shares redeemed	(32,796,428)	(14,160,973)	(124,627,827)	(58,870,293)
Net increase (decrease) in net assets from Fund share transactions	(8,048,970)	16,305,215	257,335,031	119,904,013
Net increase (decrease) in net assets	(10,063,577)	27,381,306	281,699,458	172,372,286
Net assets at the beginning of period	66,334,081	38,952,775	327,805,783	155,433,497
Net assets at the end of period	$56,270,504	$66,334,081	$609,505,241	$327,805,783
Undistributed (Over-distribution of) net investment income at the end of period	$(11,922)	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets (continued)

	Tradewinds Value Opportunities
	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$2,141,882	$4,891,253
Net realized gain (loss) from:
Investments and foreign currency	39,163,147	95,512,047
Options written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(35,134,754)	9,465,788
Options written	—	—
Net increase (decrease) in net assets from operations	6,170,275	109,869,088
Distributions to Shareholders
From net investment income:
Class A	(1,401,062)	(2,477,660)
Class C	(247,489)	(416,572)
Class R3	(36,697)	(36,335)
Class R6	—	—
Class I	(2,512,297)	(2,165,005)
From accumulated net realized gains:
Class A	(21,483,129)	(6,960,291)
Class C	(18,166,244)	(3,810,854)
Class R3	(731,794)	(130,445)
Class R6	—	—
Class I	(30,144,259)	(4,910,679)
Decrease in net assets from distributions to shareholders	(74,722,971)	(20,907,841)
Fund Share Transactions
Proceeds from sale of shares	98,034,753	46,151,077
Proceeds from shares issued to shareholders due to reinvestment of distributions	65,921,072	18,648,941
	163,955,825	64,800,018
Cost of shares redeemed	(247,945,856)	(218,096,875)
Net increase (decrease) in net assets from Fund share transactions	(83,990,031)	(153,296,857)
Net increase (decrease) in net assets	(152,542,727)	(64,335,610)
Net assets at the beginning of period	494,762,436	559,098,046
Net assets at the end of period	$342,219,709	$494,762,436
Undistributed (Over-distribution of) net investment income at the end of period	$1,249,251	$3,304,913

See accompanying notes to financial statements.

70	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	71

Financial

Highlights

NWQ Global Equity Fund

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/14)
2015	$20.67	$0.15	$0.73	$0.88	$(0.12)	$(0.06)	$(0.18)	$21.37
2014(d)	20.00	0.10	0.57	0.67	—	—	—	20.67
Class C (4/14)
2015	20.63	(0.03)	0.76	0.73	—	(0.06)	(0.06)	21.30
2014(d)	20.00	0.06	0.57	0.63	—	—	—	20.63
Class I (4/14)
2015	20.68	0.19	0.75	0.94	(0.17)	(0.06)	(0.23)	21.39
2014(d)	20.00	0.11	0.57	0.68	—	—	—	20.68

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.32%	$109	9.64%		(7.68)%		1.21%		0.74%		42%
3.35	52	9.90	*	(6.70	)*	1.22	*	1.98	*	11

3.55	155	10.30		(8.46)		1.96		(0.13)		42
3.15	52	10.64	*	(7.45	)*	1.97	*	1.22	*	11

4.58	1,171	9.15		(7.25)		0.96		0.94		42
3.40	931	9.64	*	(6.45	)*	0.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2015	$28.09	$0.65	$(0.39)	$0.26	$(0.55)	$(1.30)	$(1.85)	$26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
2012	23.57	0.39	(1.40)	(1.01)	(0.39)	(1.97)	(2.36)	20.20
2011	19.81	0.34	4.61	4.95	(0.36)	(0.83)	(1.19)	23.57
Class C (9/09)
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
2012	23.56	0.23	(1.40)	(1.17)	(0.23)	(1.97)	(2.20)	20.19
2011	19.80	0.17	4.61	4.78	(0.19)	(0.83)	(1.02)	23.56
Class R3 (9/09)(e)
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
2012	23.57	0.33	(1.39)	(1.06)	(0.34)	(1.97)	(2.31)	20.20
2011	19.80	0.29	4.62	4.91	(0.31)	(0.83)	(1.14)	23.57
Class I (9/09)
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
2012	23.57	0.44	(1.39)	(0.95)	(0.44)	(1.97)	(2.41)	20.21
2011	19.81	0.40	4.61	5.01	(0.42)	(0.83)	(1.25)	23.57

74	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.27%	$918	6.33%	(2.72)%	1.21%	2.40%	27%
22.28	351	4.86	(1.12)	1.16	2.58	49
21.33	301	5.17	(2.42)	1.12	1.63	44
(3.57)	253	4.16	(1.19)	1.13	1.85	32
25.34	295	5.29	(2.65)	1.13	1.51	44

0.51	413	6.83	(3.46)	1.96	1.40	27
21.36	351	5.61	(1.87)	1.91	1.83	49
20.45	301	5.92	(3.17)	1.87	0.88	44
(4.30)	252	4.91	(1.94)	1.88	1.09	32
24.43	294	6.04	(3.40)	1.88	0.76	44

0.98	331	6.31	(3.01)	1.46	1.84	27
21.99	351	5.11	(1.34)	1.41	2.37	49
21.04	301	5.42	(2.67)	1.37	1.38	44
(3.81)	253	4.42	(1.45)	1.38	1.59	32
25.09	295	5.54	(2.90)	1.38	1.26	44

1.53	1,059	5.88	(2.40)	0.96	2.51	27
22.63	645	4.79	(0.55)	0.92	3.31	49
21.57	301	4.92	(2.17)	0.87	1.88	44
(3.28)	253	3.91	(0.94)	0.88	2.10	32
25.64	295	5.04	(2.40)	0.88	1.76	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R3 Shares are not available for public offering.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2015	$26.97	$0.16	$(1.20)	$(1.04)	$(0.18)	$—	$(0.18)	$25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	(0.08)	22.36
2012	19.11	0.04	(0.86)	(0.82)	—	—	—	18.29
2011	14.73	(0.02)	4.40	4.38	—	—	—	19.11
Class C (12/02)
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	21.17
2012	18.29	(0.09)	(0.82)	(0.91)	—	—	—	17.38
2011	14.21	(0.14)	4.22	4.08	—	—	—	18.29
Class R3 (8/08)
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	(0.04)	22.13
2012	18.96	— *	(0.85)	(0.85)	—	—	—	18.11
2011	14.66	(0.06)	4.36	4.30	—	—	—	18.96
Class I (11/97)
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	(0.13)	22.48
2012	19.17	0.07	(0.84)	(0.77)	—	—	—	18.40
2011	14.74	0.03	4.40	4.43	—	—	—	19.17

76	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(3.87)%	$33,973	1.30%	0.61%	42%
21.04	47,369	1.28	0.42	37
22.78	42,362	1.31	0.55	22
(4.29)	42,089	1.32	0.20	37
29.74	61,438	1.38	(0.10)	24

(4.60)	35,688	2.06	(0.13)	42
20.12	46,827	2.03	(0.30)	37
21.81	45,408	2.06	(0.20)	22
(4.98)	51,646	2.06	(0.54)	37
28.71	71,116	2.13	(0.84)	24

(4.12)	179	1.55	0.34	42
20.72	256	1.53	0.21	37
22.43	204	1.56	0.30	22
(4.48)	153	1.57	(0.01)	37
29.33	156	1.63	(0.32)	24

(3.64)	49,665	1.05	0.86	42
21.38	71,721	1.03	0.71	37
23.01	60,074	1.06	0.79	22
(4.02)	67,250	1.07	0.41	37
30.05	218,673	1.13	0.18	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2015	$23.73	$0.16	$(0.67)	$(0.51)	$(0.38)	$(10.46)	$(10.84)	$12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
2012	18.56	0.14	(1.64)	(1.50)	(0.01)	(0.21)	(0.22)	16.84
2011	14.73	0.03	3.83	3.86	(0.03)	—	(0.03)	18.56
Class C (12/06)
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
2012	18.15	0.01	(1.59)	(1.58)	—	(0.21)	(0.21)	16.36
2011	14.49	(0.09)	3.75	3.66	—	—	—	18.15
Class R3 (9/09)
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
2012	18.53	0.09	(1.62)	(1.53)	—	(0.21)	(0.21)	16.79
2011	14.71	(0.01)	3.83	3.82	—	—	—	18.53
Class I (12/06)
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35
2012	18.59	0.22	(1.67)	(1.45)	(0.06)	(0.21)	(0.27)	16.87
2011	14.75	0.08	3.83	3.91	(0.07)	—	(0.07)	18.59

78	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

0.68%	$15,522	1.17%	0.86%	26%
19.80	66,452	1.08	0.85	45
22.04	55,055	1.07	0.91	16
(7.99)	39,940	1.11	0.84	35
26.22	26,143	1.20	0.19	27

(0.04)	8,219	1.92	0.20	26
18.90	11,857	1.83	0.11	45
21.08	8,053	1.82	0.15	16
(8.64)	6,903	1.86	0.04	35
25.26	8,660	1.95	(0.55)	27

0.40	66	1.42	0.75	26
19.50	64	1.33	0.59	45
21.68	53	1.32	0.64	16
(8.19)	55	1.36	0.55	35
25.97	61	1.45	(0.06)	27

0.96	169,058	0.92	1.11	26
20.10	642,177	0.83	1.06	45
22.31	1,225,884	0.82	1.15	16
(7.73)	1,061,400	0.85	1.29	35
26.54	400,859	0.95	0.45	27

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2015	$29.98	$(0.11)	$(1.07)	$(1.18)	$—	$—	$—	$28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
2012	19.91	(0.09)	(0.19)	(0.28)	—	—	—	19.63
2011	14.32	(0.09)	5.68	5.59	—	—	—	19.91
Class C (12/06)
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
2012	19.22	(0.23)	(0.18)	(0.41)	—	—	—	18.81
2011	13.93	(0.22)	5.51	5.29	—	—	—	19.22
Class R3 (9/09)
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
2012	19.68	(0.13)	(0.19)	(0.32)	—	—	—	19.36
2011	14.19	(0.13)	5.62	5.49	—	—	—	19.68
Class I (12/06)
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55
2012	19.85	(0.04)	(0.19)	(0.23)	—	—	—	19.62
2011	14.24	(0.05)	5.66	5.61	—	—	—	19.85

80	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(3.90)%	$7,008	1.36%	(0.42)%	1.31%	(0.37)%	68%
22.33	8,882	1.31	(0.45)	1.31	(0.45)	48
24.81	5,066	1.32	(0.21)	1.32	(0.20)	49
(1.41)	4,671	1.58	(0.72)	1.33	(0.46)	54
39.13	5,261	1.88	(1.04)	1.33	(0.50)	46

(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68
21.46	3,432	2.05	(1.24)	2.05	(1.24)	48
23.87	2,245	2.07	(0.96)	2.07	(0.96)	49
(2.13)	1,928	2.36	(1.49)	2.08	(1.21)	54
38.07	1,202	2.62	(1.80)	2.08	(1.26)	46

(4.18)	421	1.60	(0.75)	1.56	(0.71)	68
22.04	769	1.56	(0.73)	1.56	(0.73)	48
24.43	470	1.58	(0.44)	1.57	(0.43)	49
(1.63)	202	1.87	(1.00)	1.58	(0.70)	54
38.69	73	2.13	(1.29)	1.58	(0.74)	46

(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68
22.65	53,251	1.05	(0.23)	1.05	(0.23)	48
25.13	31,172	1.09	0.04	1.07	0.06	49
(1.16)	15,150	1.34	(0.47)	1.08	(0.20)	54
39.40	14,803	1.62	(0.80)	1.08	(0.26)	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2015	$42.62	$(0.30)	$1.74	$1.44	$—	$—	$—	$44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
2012	25.22	(0.17)	0.96	0.79	—	—	—	26.01
2011	18.30	(0.18)	7.10	6.92	—	—	—	25.22
Class C (12/04)
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
2012	24.20	(0.34)	0.91	0.57	—	—	—	24.77
2011	17.68	(0.35)	6.87	6.52	—	—	—	24.20
Class R3 (9/09)
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
2012	25.26	(0.23)	0.96	0.73	—	—	—	25.99
2011	18.37	(0.25)	7.14	6.89	—	—	—	25.26
Class R6 (2/13)
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(c)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58
2012	25.42	(0.11)	0.98	0.87	—	—	—	26.29
2011	18.40	(0.14)	7.16	7.02	—	—	—	25.42

82	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.38%	$122,575	1.42%		(0.71)%	38%
28.61	51,477	1.36		(0.73)	49
27.41	10,229	1.38		(0.40)	41
3.09	7,107	1.45		(0.68)	44
37.94	7,365	1.43		(0.82)	51

2.63	29,732	2.17		(1.47)	38
27.61	18,004	2.11		(1.50)	49
26.48	5,739	2.12		(1.12)	41
2.36	4,308	2.19		(1.43)	44
36.96	4,401	2.18		(1.58)	51

3.14	6,500	1.67		(0.96)	38
28.27	2,632	1.61		(1.01)	49
27.13	715	1.68		(0.78)	41
2.85	72	1.69		(0.93)	44
37.64	75	1.68		(1.08)	51

3.81	3,625	1.01		(0.33)	38
29.02	3,138	1.02		(0.42)	49
7.73	2,092	1.10	*	(0.82)*	41

3.65	447,072	1.17		(0.47)	38
28.89	252,554	1.11		(0.50)	49
27.73	136,659	1.12		(0.14)	41
3.38	91,213	1.19		(0.43)	44
38.28	85,136	1.18		(0.58)	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Tradewinds Value Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2015	$38.88	$0.20	$0.24	$0.44	$(0.35)	$(6.28)	$(6.63)	$32.69
2014	32.96	0.36	6.97	7.33	(0.37)	(1.04)	(1.41)	38.88
2013	28.51	0.18	5.40	5.58	(1.13)	—	(1.13)	32.96
2012	35.58	0.34	(4.64)	(4.30)	(0.75)	(2.02)	(2.77)	28.51
2011	29.76	0.23	7.26	7.49	(0.51)	(1.16)	(1.67)	35.58
Class C (12/04)
2015	37.81	(0.05)	0.21	0.16	(0.07)	(6.28)	(6.35)	31.62
2014	32.10	0.10	6.76	6.86	(0.11)	(1.04)	(1.15)	37.81
2013	27.76	(0.04)	5.26	5.22	(0.88)	—	(0.88)	32.10
2012	34.68	0.13	(4.55)	(4.42)	(0.48)	(2.02)	(2.50)	27.76
2011	29.06	(0.03)	7.07	7.04	(0.26)	(1.16)	(1.42)	34.68
Class R3 (8/08)
2015	38.87	0.13	0.23	0.36	(0.26)	(6.28)	(6.54)	32.69
2014	32.96	0.28	6.95	7.23	(0.28)	(1.04)	(1.32)	38.87
2013	28.51	0.12	5.39	5.51	(1.06)	—	(1.06)	32.96
2012	35.57	0.30	(4.67)	(4.37)	(0.67)	(2.02)	(2.69)	28.51
2011	29.76	0.17	7.23	7.40	(0.43)	(1.16)	(1.59)	35.57
Class I (12/04)
2015	39.04	0.31	0.23	0.54	(0.45)	(6.28)	(6.73)	32.85
2014	33.09	0.45	6.99	7.44	(0.45)	(1.04)	(1.49)	39.04
2013	28.62	0.26	5.42	5.68	(1.21)	—	(1.21)	33.09
2012	35.72	0.42	(4.66)	(4.24)	(0.84)	(2.02)	(2.86)	28.62
2011	29.87	0.31	7.29	7.60	(0.59)	(1.16)	(1.75)	35.72

84	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.02%	$107,063	1.27%	0.57%	101%
22.67	225,212	1.25	1.01	107
20.08	244,827	1.35	0.60	84
(12.46)	492,397	1.17	1.05	97
25.31	1,291,888	1.20	0.65	77

1.25	93,716	2.03	(0.14)	101
21.75	124,326	2.00	0.27	107
19.15	130,098	2.09	(0.13)	84
(13.11)	224,079	1.91	0.40	97
24.39	436,074	1.95	(0.07)	77

1.78	3,536	1.53	0.37	101
22.36	4,800	1.50	0.78	107
19.77	4,503	1.58	0.38	84
(12.67)	6,298	1.40	0.93	97
25.00	6,880	1.45	0.49	77

2.27	137,904	1.03	0.88	101
22.95	140,424	0.99	1.25	107
20.39	176,899	1.09	0.84	84
(12.27)	400,383	0.92	1.28	97
25.64	1,749,117	0.95	0.91	77

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.

See accompanying notes to financial statements.

Nuveen Investments	85

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Global Equity Fund (“NWQ Global Equity”), Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), for NWQ Global Equity, NWQ Global Equity Income, NWQ Multi-Cap Value, NWQ Large-Cap Value, NWQ Small/Mid-Cap Value and NWQ Small-Cap Value and with Tradewinds Global Investors, LLC (“Tradewinds”) for Tradewinds Value Opportunities, under which NWQ and Tradewinds manage the investment portfolios for their respective Funds. NWQ and Tradewinds are each affiliates of Nuveen.

Investment Objectives and Principal Investment Strategies

NWQ Global Equity’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards in an attempt to manage market or business risk, enhance the Fund’s return or hedge against adverse movements in currency exchange rates.

NWQ Global Equity Income’s investment objective is to provide high current income and long-term capital appreciation. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may write covered call options in order to generate additional income. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in securities issued by companies of any market capitalization, including small-and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

NWQ Multi-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

86	Nuveen Investments

NWQ Large-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small/Mid-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000® Value Index or the Standard & Poor’s SmallCap 600 Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Tradewinds Value Opportunities’ investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually (except for NWQ Global Equity Income, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments	87

Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Class R3 Shares of NWQ Global Equity Income are not available for public offering.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

88	Nuveen Investments

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	89

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global Equity	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$1,383,374	$—		$—	$1,383,374

NWQ Global Equity Income
Long-Term Investments*:
Common Stocks	$2,584,450	$—		$—	$2,584,450
Convertible Preferred Securities	49,998	—		—	49,998
$25 Par (or similar) Retail Preferred	33,325	—		—	33,325
$1,000 Par (or similar) Institutional Preferred	—	44,537		—	44,537
Investments in Derivatives:
Options Written	(73)	—		—	(73)
Total	$2,667,700	$44,537		$—	$2,712,237

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$117,742,238	$1,472,039	**	$—	$119,214,277
Short-Term Investments:
Repurchase Agreements	—	600,109		—	600,109
Total	$117,742,238	$2,072,148		$—	$119,814,386

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$188,991,404	$2,557,533	**	$—	$191,548,937

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$54,815,999	$—		$—	$54,815,999
Short-Term Investments:
Repurchase Agreements	—	1,812,019		—	1,812,019
Total	$54,815,999	$1,812,019		$—	$56,628,018

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$563,608,818	$6,060,577	**	$—	$569,669,395
Short-Term Investments:
Repurchase Agreements	—	40,944,310		—	40,944,310
Total	$563,608,818	$47,004,887		$—	$610,613,705

Tradewinds Value Opportunities
Long-Term Investments*:
Common Stocks	$324,254,557	$6,953,539	**	$—	$331,208,096
Short-Term Investments:
Repurchase Agreements	—	12,248,879		—	12,248,879
Total	$324,254,557	$19,202,418		$—	$343,456,975
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

90	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global Equity	Value	% of Net Assets
Country:
Japan	$131,838	9.2%
United Kingdom	108,185	7.5
Switzerland	99,060	6.9
Germany	76,812	5.4
France	73,033	5.1
South Korea	43,287	3.0
Canada	39,184	2.7
Israel	37,260	2.6
Norway	36,318	2.5
Spain	36,213	2.5
Other countries	109,531	7.7
Total non-U.S. securities	$790,721	55.1%

Nuveen Investments	91

Notes to Financial Statements (continued)

NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$293,956	10.8%
United Kingdom	271,256	10.0
Switzerland	179,123	6.6
Netherlands	111,138	4.1
France	100,272	3.7
Israel	93,841	3.4
Canada	86,878	3.2
Japan	72,814	2.7
Sweden	47,147	1.7
Norway	41,708	1.5
Other countries	106,876	4.0
Total non-U.S. securities	$1,405,009	51.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	$600,109	$(600,109)	$—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,812,019	(1,812,019)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	40,944,310	(40,944,310)	—
Tradewinds Value Opportunities	Fixed Income Clearing Corporation	12,248,879	(12,248,879)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolios of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium

92	Nuveen Investments

received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The average notional amount of outstanding options written during the current fiscal period, was as follows:

NWQ Global Equity Income
Average notional amount of outstanding options written*	$(19,960)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NWQ Global Equity Income

Equity price	Options	—	$—	Options written, at value	$(73)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options	$3,830	$(353)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	93

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/15		For the Period 4/1/14 (commencement of operations) through 6/30/14
NWQ Global Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,599	$55,464	2,500	$50,000
Class C	4,796	105,000	2,500	50,000
Class I	9,759	205,352	45,000	900,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	4	77	—	—
Class C	—	—	—	—
Class I	16	321	—	—
	17,174	366,214	50,000	$1,000,000
Shares redeemed:
Class A	(1)	(15)	—	—
Class C	—	—	—	—
Class I	(8)	(165)	—	—
	(9)	(180)	—	—
Net increase (decrease)	17,165	$366,034	50,000	$1,000,000

	Year Ended 6/30/15		Year Ended 6/30/14
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,087	$601,410	—	$—
Class C	2,928	79,431	—	—
Class R3(1)	—	—	—	—
Class I	16,516	445,347	10,240	275,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	371	9,702	—	—
Class C	169	4,309	—	—
Class R3(1)	—	—	—	—
Class I	1,430	36,739	197	5,493
	43,501	1,176,938	10,437	280,493
Shares redeemed:
Class A	(330)	(8,807)	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I	(924)	(25,277)	—	—
	(1,254)	(34,084)	—	—
Net increase (decrease)	42,247	$1,142,854	10,437	$280,493
(1)	Class R3 shares are not available for public offering.

94	Nuveen Investments

	Year Ended 6/30/15		Year Ended 6/30/14
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,106	$752,954	193,963	$4,802,089
Class A – automatic conversion of Class B Shares	—	—	89,102	2,404,878
Class C	34,890	839,115	58,921	1,388,617
Class R3	356	9,032	1,231	29,791
Class I	479,686	12,614,030	441,328	11,071,967
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,857	227,446	5,488	140,449
Class C	—	—	—	—
Class R3	23	593	7	178
Class I	20,428	527,028	13,418	344,825
	573,346	14,970,198	803,458	20,182,794
Shares redeemed:
Class A	(475,072)	(12,463,204)	(426,693)	(10,549,008)
Class B	—	—	(140,737)	(3,264,307)
Class B – automatic conversion to Class A Shares	—	—	(94,451)	(2,404,878)
Class C	(405,432)	(9,844,435)	(362,718)	(8,508,388)
Class R3	(2,942)	(70,926)	(893)	(22,846)
Class I	(1,226,545)	(31,767,494)	(482,700)	(12,072,902)
	(2,109,991)	(54,146,059)	(1,508,192)	(36,822,329)
Net increase (decrease)	(1,536,645)	$(39,175,861)	(704,734)	$(16,639,535)

	Year Ended 6/30/15		Year Ended 6/30/14
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	382,188	$6,163,703	1,526,051	$33,400,013
Class C	80,826	1,287,890	173,309	3,695,980
Class R3	657	10,456	16	373
Class I	4,582,473	87,976,439	26,726,233	586,695,439
Shares issued to shareholders due to reinvestment of distributions:
Class A	777,758	9,344,546	71,231	1,557,266
Class C	442,851	4,985,802	8,436	177,046
Class R3	2,505	29,823	62	1,343
Class I	11,428,678	138,008,589	1,872,820	41,107,512
	17,697,936	247,807,248	30,378,158	666,634,972
Shares redeemed:
Class A	(2,706,435)	(57,189,521)	(1,506,361)	(33,298,575)
Class C	(336,732)	(4,641,723)	(74,667)	(1,597,633)
Class R3	(494)	(6,219)	—	—
Class I	(29,401,781)	(560,538,474)	(61,816,758)	(1,390,104,059)
	(32,445,442)	(622,375,937)	(63,397,786)	(1,425,000,267)
Net increase (decrease)	(14,747,506)	$(374,568,689)	(33,019,628)	$(758,365,295)

Nuveen Investments	95

Notes to Financial Statements (continued)

	Year Ended 6/30/15		Year Ended 6/30/14
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	266,109	$7,559,105	235,896	$6,563,476
Class C	26,676	722,458	40,311	1,062,267
Class R3	3,727	105,430	18,418	512,900
Class I	574,375	16,360,465	831,459	22,327,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	870,887	24,747,458	1,126,084	30,466,188
Shares redeemed:
Class A	(319,053)	(9,224,590)	(146,387)	(4,127,009)
Class C	(30,568)	(819,222)	(15,381)	(397,248)
Class R3	(14,952)	(427,811)	(11,764)	(304,945)
Class I	(767,991)	(22,324,805)	(332,870)	(9,331,771)
	(1,132,564)	(32,796,428)	(506,402)	(14,160,973)
Net increase (decrease)	(261,677)	$(8,048,970)	619,682	$16,305,215

	Year Ended 6/30/15		Year Ended 6/30/14
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,389,230	$99,526,219	1,028,165	$41,025,021
Class C	395,549	15,390,546	310,482	11,608,369
Class R3	124,294	5,247,699	55,990	2,156,946
Class R6	26,560	1,149,609	21,942	861,128
Class I	6,041,858	260,648,785	3,119,748	123,122,842
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
	8,977,491	381,962,858	4,536,327	178,774,306
Shares redeemed:
Class A	(815,430)	(34,553,700)	(128,917)	(5,079,753)
Class C	(121,162)	(4,701,284)	(43,366)	(1,612,182)
Class R3	(37,677)	(1,598,925)	(15,524)	(609,540)
Class R6	(18,407)	(803,505)	(11,803)	(457,240)
Class I	(1,911,456)	(82,970,413)	(1,354,681)	(51,111,578)
	(2,904,132)	(124,627,827)	(1,554,291)	(58,870,293)
Net increase (decrease)	6,073,359	$257,335,031	2,982,036	$119,904,013

96	Nuveen Investments

	Year Ended 6/30/15		Year Ended 6/30/14
Tradewinds Value Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	335,637	$11,421,890	447,753	$16,034,706
Class A – automatic conversion of Class B Shares	—	—	56,618	2,203,980
Class B – exchanges	—	—	337	11,773
Class C	116,547	3,679,883	115,279	3,992,997
Class R3	28,117	958,517	35,307	1,280,822
Class I	2,150,514	81,974,463	623,703	22,626,799
Shares issued to shareholders due to reinvestment of distributions:
Class A	611,718	19,224,328	236,502	8,399,665
Class B	—	—	2,313	79,351
Class C	529,150	15,990,500	106,004	3,634,604
Class R3	16,832	528,057	2,918	103,433
Class I	953,491	30,178,187	180,012	6,431,888
	4,742,006	163,955,825	1,806,746	64,800,018
Shares redeemed:
Class A	(3,464,938)	(127,393,333)	(2,376,086)	(85,737,172)
Class B	—	—	(30,753)	(1,078,527)
Class B – automatic conversion to Class A Shares	—	—	(58,183)	(2,203,980)
Class C	(970,312)	(32,783,185)	(985,732)	(34,578,095)
Class R3	(60,254)	(2,046,048)	(51,337)	(1,845,393)
Class I	(2,503,375)	(85,723,290)	(2,553,282)	(92,653,708)
	(6,998,879)	(247,945,856)	(6,055,373)	(218,096,875)
Net increase (decrease)	(2,256,873)	$(83,990,031)	(4,248,627)	$(153,296,857)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Purchases	$791,030	$1,555,667	$58,060,461	$91,827,602	$38,227,129	$405,599,496	$413,378,353
Sales	462,930	539,437	96,765,406	604,415,558	46,320,849	167,821,063	566,225,886

Transactions in options written for NWQ Global Equity Income during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	8	$737
Options written	75	6,416
Options terminated in closing purchase transactions	(19)	(1,963)
Options expired	(39)	(2,906)
Options exercised	(24)	(2,185)
Options outstanding, end of period	1	$99

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	97

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Cost of investments	$1,327,587	$2,442,883	$97,326,916	$137,540,393	$49,921,282	$530,189,941	$305,556,920
Gross unrealized:
Appreciation	$121,735	$363,143	$25,773,267	$56,885,381	$10,044,185	$101,459,218	$43,037,704
Depreciation	(65,948)	(93,716)	(3,285,797)	(2,876,837)	(3,337,449)	(21,035,454)	(5,137,649)
Net unrealized appreciation (depreciation) of investments	$55,787	$269,427	$22,487,470	$54,008,544	$6,706,736	$80,423,764	$37,900,055

Permanent differences, primarily due to net operating losses, foreign currency transactions, and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ tax year end, as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Capital paid-in	$—	$(1)	$(1)	$58,663,162
Undistributed (Over-distribution of) net investment income	(182)	502	89	190
Accumulated net realized gain (loss)	182	(501)	(88)	(58,663,352)

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Capital paid-in	$(139,150)	$(2,735,746)	$3,871,947
Undistributed (Over-distribution of) net investment income	139,152	2,735,745	1
Accumulated net realized gain (loss)	(2)	1	(3,871,948)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ tax year end, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Undistributed net ordinary income[1]	$7,740	$26,623	$691,450	$4,347,069
Undistributed net long-term capital gains	6,319	35,219	—	46,320,815

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Undistributed net ordinary income[1]	$—	$—	$6,776,239
Undistributed net long-term capital gains	—	—	15,653,680
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2015 and June 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$10,990	$55,723	$826,314	$41,052,130
Distributions from net long-term capital gains	—	74,531	—	115,649,809

2015	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$36,686,055
Distributions from net long-term capital gains	—	—	38,036,916

98	Nuveen Investments

2014	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$—	$32,460	$539,513	$19,148,647
Distributions from net long-term capital gains	—	22,540	—	24,125,046

2014	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$20,907,841
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value[2]	NWQ Small-Cap Value
Expiration:
June 30, 2016	$—	$514,428	$—
June 30, 2017	105,200,853	17,769,714	—
June 30, 2018	100,615,795	838,796	927,803
Not subject to expiration	—	—	—
Total	$205,816,648	$19,122,938	$927,803
[2]	A portion of NWQ Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	NWQ Global Equity	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Utilized capital loss carryforwards	$1,952	$13,079,685	$5,647,761	$15,357,703

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Post-October capital losses[3]	$1,963,387	$501,290
Late-year ordinary losses[4]	—	11,922
[3]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds' tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ and Tradewinds are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity Fund-Level Fee	NWQ Global Equity Income Fund-Level Fee	NWQ Multi-Cap Value Fund-Level Fee	NWQ Large-Cap Value Fund-Level Fee
For the first $125 million	0.6500%	0.6500%	0.6300%	0.5500%
For the next $125 million	0.6375	0.6375	0.6175	0.5375
For the next $250 million	0.6250	0.6250	0.6050	0.5250
For the next $500 million	0.6125	0.6125	0.5925	0.5125
For the next $1 billion	0.6000	0.6000	0.5800	0.5000
For net assets over $2 billion	0.5750	0.5750	0.5550	0.4750

Nuveen Investments	99

Notes to Financial Statements (continued)

Average Daily Net Assets	NWQ Small/Mid-Cap Value Fund-Level Fee	NWQ Small-Cap Value Fund-Level Fee	Tradewinds Value Opportunities Fund-Level Fee
For the first $125 million	0.6000%	0.7500%	0.6300%
For the next $125 million	0.5875	0.7375	0.6175
For the next $250 million	0.5750	0.7250	0.6050
For the next $500 million	0.5625	0.7125	0.5925
For the next $1 billion	0.5500	0.7000	0.5800
For net assets over $2 billion	0.5250	0.6750	0.5550

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2015, the complex-level fee for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares (adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to the Class R6 Shares) in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity	1.00%	October 31, 2016	N/A
NWQ Global Equity Income	1.00	October 31, 2016	N/A
NWQ Multi-Cap Value	1.13	October 31, 2016	N/A
NWQ Large-Cap Value	N/A	N/A	1.35%
NWQ Small/Mid-Cap Value	1.10	October 31, 2016	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
Tradewinds Value Opportunities	N/A	N/A	1.50

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Sales charges collected (Unaudited)	$153	$3,597	$8,232	$16,283
Paid to financial intermediaries (Unaudited)	133	3,129	7,197	14,359

100	Nuveen Investments

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Sales charges collected (Unaudited)	$20,497	$252,520	$55,100
Paid to financial intermediaries (Unaudited)	18,199	228,028	48,382

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Commission advances (Unaudited)	$50	$794	$4,629	$8,845

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Commission advances (Unaudited)	$8,210	$190,790	$6,051

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
12b-1 fees retained (Unaudited)	$365	$3,003	$10,659	$18,865

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
12b-1 fees retained (Unaudited)	$5,826	$144,216	$23,146

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
CDSC retained (Unaudited)	$468	$—	$802	$2,028

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
CDSC retained (Unaudited)	$144	$9,568	$5,911

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Class A Shares	2,500	12,500	—	—	—	—	—
Class C Shares	2,500	12,500	—	—	—	—	—
Class R3 Shares	—	12,500	—	5,155	2,186	1,583	—
Class R6 Shares	—	—	—	—	—	802	—
Class I Shares	45,000	12,500	—	—	—	—	—

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, NWQ Large-Cap Value utilized $7,241,044 of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Subsequent to the reporting period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), entered into a 364-day, $2.53 billion credit agreement with a group of lenders, under which the Participating Funds may borrow. This credit agreement replaces the Unsecured Credit Line described above.

The credit agreement expires in July 2016 unless extended or renewed. The credit agreement has the following terms: a fee of 0.15% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per

Nuveen Investments	101

Notes to Financial Statements (continued)

annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

102	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management
Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net captial gain to zero for the tax year ended June 30, 2015.

Fund		Long-Term Capital Gain Distributions
Nuveen NWQ Global Equity Income Fund		$74,531
Nuveen NWQ Large-Cap Value Fund		174,312,970
Nuveen Tradewinds Value Opportunities Fund		41,908,864

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.

Fund	% of DRD	% of QDI
Nuveen NWQ Global Equity Fund	43%	100%
Nuveen NWQ Global Equity Income Fund	41%	93%
Nuveen NWQ Multi-Cap Value Fund	100%	100%
Nuveen NWQ Large-Cap Value Fund	37%	46%
Nuveen Tradewinds Value Opportunities Fund	19%	27%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at
(800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	103

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

104	Nuveen Investments

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	105

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and, for each Fund other than Nuveen Tradewinds Value Opportunities Fund (the “Tradewinds Value Opportunities Fund”), NWQ Investment Management Company, LLC (“NWQ”), and, for the Tradewinds Value Opportunities Fund, Tradewinds Global Investors, LLC (“Tradewinds”; Tradewinds and NWQ are each a “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and applicable Sub-Adviser (the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the applicable Fund(s), and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to NWQ and Tradewinds in January 2015.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund(s), the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the respective Fund(s). The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter period available for Nuveen NWQ Global Equity Fund (the “NWQ Global Equity Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the NWQ Global Equity Fund, the Board noted that the Fund was new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For Nuveen NWQ Global Equity Income Fund (the “NWQ Global Equity Income Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and underperformed its benchmark in the one- and three-year periods, the Fund ranked in the first quartile in the three- and five-year periods and outperformed its benchmark in the five-year period.

For Nuveen NWQ Multi-Cap Value Fund (the “NWQ Multi-Cap Value Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods, although it outperformed its benchmark and ranked in

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the second quartile for the quarter ending March 31, 2015. The Board also recognized the Fund’s positive absolute performance for the three- and five-year periods.

For Nuveen NWQ Large-Cap Value Fund (the “NWQ Large-Cap Value Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods, although it outperformed its benchmark and was in the second quartile of its Performance Peer Group for the quarter ending March 31, 2015. The Board also recognized the Fund’s positive absolute performance for the one-, three- and five-year periods.

For Nuveen NWQ Small/Mid-Cap Value Fund (the “NWQ Small/Mid-Cap Value Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and three-year periods and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile in the five-year period. The Board also recognized the Fund’s positive absolute performance for the three- and five-year periods.

For Nuveen NWQ Small-Cap Value Fund (the “NWQ Small-Cap Value Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Tradewinds Value Opportunities Fund (the “Tradewinds Value Opportunities Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one- and five-year periods and ranked in the third quartile in the three-year period.

The Nuveen funds that have experienced periods of challenged performance included certain Funds advised by NWQ (the NWQ Large-Cap Value Fund, the NWQ Multi-Cap Value Fund and the NWQ Small/Mid-Cap Value Fund). As described above, for the Nuveen funds with challenged performance, the Board considered an analysis by the Adviser focusing on the factors impacting the respective fund’s performance results and discussed such factors and the efforts considered or undertaken to address any performance issues. With respect to the foregoing Funds advised by NWQ, the Board recognized that stock selection was a dominant factor in the underperformance of such Funds along with the respective Fund’s investment style. With respect to the NWQ Large-Cap Value Fund, the Fund’s investment style, which tends to disfavor mega-cap stocks, real estate investment trusts (“REITs”) and utilities while incorporating non-benchmark, non-U.S. companies, contributed to the Fund’s underperformance in 2014. With respect to the NWQ Multi-Cap Value Fund, the Fund’s investment style, which tilts toward mid-cap stocks resulting in an underweight in large-cap securities, detracted from performance in 2014, as did the Fund’s underweight positions in REITs and utilities, and positions in non-benchmark, non-U.S. companies. With respect to the NWQ Small/Mid-Cap Value Fund, the Fund’s greater focus on smaller cap securities than its benchmark detracted from the Fund’s performance as small-cap securities underperformed larger cap securities in 2014.

The Board visited NWQ in January 2015 and considered the steps that had been taken to address performance challenges or were being considered. The Board considered such firm’s strategic plan and the modifications to the research process and portfolio construction in seeking to improve performance results, including shifts in responsibilities among senior staff. The Board noted the Adviser’s continued close monitoring and collaboration with NWQ in addressing performance issues. The Board continues to closely monitor the operations and strategies of NWQ.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the NWQ Multi-Cap Value Fund and the NWQ Small-Cap Value Fund each had a slightly higher net management fee than the peer average but a net expense ratio in line with the peer average. In addition, the Board recognized that the NWQ Global Equity Fund, the NWQ Global Equity Income Fund, the NWQ Large-Cap Value Fund, the NWQ Small/Mid-Cap Value Fund and the Tradewinds Value Opportunities Fund had a net management fee below or in line with the respective peer average and a net expense ratio below the respective peer average. With respect to the NWQ Global Equity Fund and the NWQ Global Equity Income Fund, the Board noted that these Funds did not have a management fee after fee waivers and expense reimbursements for the latest fiscal year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the respective Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was

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consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including NWQ and Tradewinds, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to NWQ and Tradewinds, the Independent Board Members reviewed such Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of each Fund through the adoption of temporary or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the applicable Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Advisers may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit the applicable Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the respective Fund. The Independent Board Members noted that the Sub-Advisers’ profitability may be somewhat lower if they had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

Nuveen Investments	113

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

114	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

Nuveen Investments	115

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Managing Director, Treasurer and Controller of Nuveen Asset Management, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC , Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

116	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	117

Notes

118	Nuveen Investments

Notes

Nuveen Investments	119

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NWQ-0615D        10017-INV-Y-08/16

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	—	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX
Nuveen U.S. Infrastructure Bond Fund	NUSNX	NUSCX	—	—	NUSIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

Nuveen U.S. Infrastructure Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2015. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steve S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey J. Ebert has been on the management team since 2000. Marie A. Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen U.S. Infrastructure Bond Fund

Daniel J. Close, CFA, Jeffrey J. Ebert and Jeffrey T. Schmitz, CFA, have managed the Fund since its inception on May 12, 2014.

Effective February 28, 2015, the Nuveen U.S. Infrastructure Income Fund changed its name to the Nuveen U.S. Infrastructure Bond Fund. There were no changes to the Fund’s investment objective or strategy.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended June 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s advanced estimate, the U.S. economy increased at a 2.3% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP growth rate from the first quarter of 2015 to the second quarter of 2015 primarily reflects positive contributions from personal consumption expenditures (PCE), exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and non-residential fixed investment. The Consumer Price Index (CPI), rose 0.1% year-over-year as of June 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of June 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in May 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended May 2015 (most recent data available at the time this report was prepared).

A number of challenges weighed on global economies and financial markets during the reporting period, as oil price moves drove large swings in market sentiment. Additionally concerns around the pace of domestic and global economic growth, continued signs of weakness out of China, Greece’s continuing debt crisis, a strengthening dollar and geopolitical concerns emanating from the Middle East appeared to further provoke economic and market uncertainty. Central banks around the globe began to loosen their monetary policies in an effort to pump additional liquidity into their economies, while at the same time the U.S. Fed began to taper. For the reporting period, U.S. equity markets posted generally positive returns as investor appetite for risk returned to the market and risk aversion appeared to subside. However, while broad market performance was admirable for the reporting period, it came with fairly significant volatility.

Likewise, U.S. interest rates were volatile in response to changes in monetary policy and global capital flows, with yields on the benchmark 10-year Treasury fluctuating in a broad range during the year with no sustained trend. Yields moved higher in mid-2014, then declined significantly as concerns about global economic weakness captured the spotlight. Yields hit a low point in early February before rising again, then settling into a trading range by the end of June. The U.S. Treasury yield curve flattened significantly as yields on long Treasuries dropped, while yields in the short to intermediate section of the curve rose modestly as investors anticipated a Fed tightening in mid-2015. However, disappointing U.S. economic data in early 2015 pushed out expectations for a lift-off in the fed funds rate and the yield curve steepened again somewhat.

The environment over much of the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high-yield area, falling short of Treasuries and the broader bond market. High yield bonds from energy and commodity-related issuers exhibited significant volatility, particularly in the final months of 2014, as the sharp drop in oil prices and uncertainty about base commodity prices affected these sectors. Bonds from these issuers partially recovered later in the reporting period as prices for oil and other commodities gained back some of their lost ground. Generally speaking, higher yielding bonds

6	Nuveen Investments

outperformed in the reporting period’s latter months because they were better able to absorb the impact of rising rates versus sectors with less income.

How did the Funds perform during the twelve-month reporting period ended June 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

Across global markets, the most important development during the reporting period was the active intervention of central banks in an effort to spur economic growth. The European Central Bank (ECB) launched its large-scale quantitative easing (QE) program in 2015 and other central banks announced widespread policy accommodation. Prior to those moves, global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish growth. Developed market long-term yields fell through the end of 2014 and foreign markets generally outperformed U.S. Treasuries. This trend continued in the opening months of 2015, but global interest rates shot higher in the closing months of the reporting period. That resulted in weaker performance for global bonds in the second quarter of 2015. While the dollar gained against major currencies for most of the reporting period, the trend reversed course in the closing months.

Emerging market (EM) debt was negatively affected by falling commodity prices, weaker growth, fears of looming Fed rate action, geopolitical risk and investor outflows in the first half of the reporting period. The economic environment stabilized somewhat in the early part of 2015, as did commodity prices. Improvement in the economies of the U.S. and other developed nations in 2015 also provided a boost for EM debt. During the reporting period however, EM debt markets across most regions were hard hit with the exception of Asia.

The dollar rallied strongly in the second half of 2014 thanks to the relative strength of the U.S. economy compared to other developed markets and the Fed’s tapering of its quantitative easing program. Hardest hit were the Japanese yen and currencies of

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

oil-producing countries. The dollar maintained its strength in the first quarter of 2015 as growing discord created by the Greek debt crisis continued to be a challenge. However, the dollar gave back some of its gains in the reporting period’s final months amid improvement in global economies.

For virtually all of the reporting period, investors favored higher quality sectors of the market, while corporate bonds, particularly in the high yield area, underperformed the broader bond market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the reporting period when commodity prices recovered some of the ground lost in 2014. As concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market. Within investment grade credit, BBB rated bonds suffered versus higher rated peers. In the high yield bond segment, BB rated bonds outperformed lower quality B rated and CCC rated bonds for much of the past year. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates than sectors with less income. In the final months of the reporting period, investors’ risk appetite appeared to improve. High yield bonds subsequently outperformed investment grade corporates and Treasury bonds, while the lower quality sectors of the high yield market also performed better.

Investment grade bonds generally fared better than high yield bonds for much of the reporting period, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the reporting period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the reporting period with a very weak performance in the second quarter. Despite uncertainty in European markets from the Greek situation and strained lending conditions, European and non-U.S. corporates outperformed their U.S. counterparts, driven significantly by the ECB’s adoption of an expansive QE monetary policy early in 2015 and its positive implications for credit conditions.

Among the securitized sectors of the bond market in the U.S., mortgage-backed securities (MBS) struggled to keep pace with Treasuries for much of the year due to higher volatility and concerns about the Fed normalizing policy. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the reporting period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

During the first six months of the reporting period, the Fund benefited from its significant overweighting to the U.S. dollar, particularly versus major developed currencies such as the euro and yen. Although the dollar’s rally was broad-based during this time, the Fund’s relative positioning across other currencies also produced positive selection effects as currency performance varied. Notable selection gains were from the Mexican peso, Brazilian real, Indian rupee and British pound. During this same time frame, the largest detractors to the Fund’s relative return were its overweight exposures to both the high yield corporate and EM corporate sectors. Both suffered in large part due to sluggish global growth and concerns regarding the decline in oil and other commodity prices. EM credit was further pressured by uncertainty regarding the outlook for Fed policy. Additionally, the investment grade corporate sector detracted modestly from performance in the first half of the reporting period due to our issue selection and lower quality bias. While our financial exposure helped investment returns as the segment outperformed other corporates and posted positive excess returns, this was not sufficient to counteract the declines in our BBB rated, basic industries and energy positions. A defensive duration strategy, which lessens the Fund’s sensitivity to interest rates, also limited returns at a time when global rates were declining, although we partially offset that with successful positioning around the reshaping of global yield curves.

In the second half of the reporting period, currency exposures took a toll on relative performance. As the strong U.S. dollar rally continued, our U.S. dollar weight was not enough to overcome periods of underperformance from other currencies held in the Fund. Our underweight in the euro and overweight in the Mexican peso performed poorly as the sharp sell-off in developed bond markets drove position liquidation and generally weaker EM currencies. However, our underweight in the yen contributed favorably to the Fund’s relative performance. Late in the reporting period, an overweight position in investment grade credit was also a detriment to the Fund’s performance as that sector posted negative excess returns. However, our favorable issue selection and overweight to financials within the investment grade segment offset some of the negative impact. In contrast, our holdings in the high yield

8	Nuveen Investments

corporate and EM corporate sectors benefited the Fund’s relative return in the reporting period’s second half. The incremental income generated by holdings in the high yield corporate sector helped these securities to better weather the rise in Treasury yields. Dollar-denominated EM bonds also significantly added to returns as that sector performed particularly well in the closing months of the reporting period. Our defensive global duration positioning, which was a negative factor for much of the reporting period, began to work in the Fund’s favor in the second quarter of 2015.

The Fund’s key sector themes continued to focus on our positioning in favor of credit sectors with corresponding underweights to mortgage and government securities. Despite continued market volatility and market concerns regarding sluggish economic growth, we continued to believe these sectors would benefit from strong credit fundamentals. Credit sectors remain attractive, compensating for both credit risk and near-term volatility. Any shifts made in credit selection were based on market opportunities and research ideas. We marginally decreased the Fund’s exposure to investment grade credit toward the end of the reporting period, focusing greater emphasis on local market government bonds. Within our corporate portfolio, we continued to favor financials given their attractive valuations and strong liquidity, leverage and capital positions. Consistent with this favorable view of financials and our theme of utilizing diversified income sources, we increased the Fund’s weighting in preferred securities slightly. We continued to closely monitor the Fund’s exposure to the volatile energy sector as we seek to determine where attractive opportunities may present themselves or if existing positions should be scaled back.

In the final months of the reporting period, we decreased the Fund’s U.S. dollar exposure to neutral and focused more on currency selection as the momentum for the U.S. dollar waned. The Fund’s currency positions shifted modestly, depending on fundamental developments and valuation shifts. We tactically reduced the Fund’s yen underweight, but increased the size of its euro underweight. We reduced the Fund’s exposure to commodity currencies such as the Australian dollar and the South African rand, but increased its exposure to the British pound. We also took gains in peripheral European bonds and reduced positions in the U.K. as the ECB’s sovereign bond purchases drove rates lower. We increased exposure to German bunds, anticipating that they will perform well given still-muted inflation expectations.

Our global duration exposure remained modestly defensive in light of the persistent low interest rate environment and our view that interest rate risk is asymmetrically skewed toward higher yields, particularly in the U.S. However, we have not taken a more defensive posture given the still muted inflation risk globally and significant remaining economic slack. Additionally, the outlook for continued high levels of accommodation from major central banks (even as the Fed shifts) will be supportive of global liquidity. These factors will likely keep any upturn in interest rates modest. While the Fund remained positioned for a flatter yield curve, we made tactical adjustments to our implementation of this view based on valuation changes and policy developments in major markets. We continue to expect a flattening of the U.S. yield curve as the Fed heads toward moving the fed funds rate off of zero.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the foreign currency exchange contracts was positive as the majority of the positions were used for hedging purposes during the reporting period as the U.S. dollar rallied.

We sold U.S. Treasury futures and Euro dollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and purchased selected foreign bond futures to actively manage exposure to those markets. The effect of these activities was slightly negative.

We used interest rate swaps as part of an overall portfolio interest rate strategy. For example, we used swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate in anticipation of rising interest rates. The effect of these contracts on the Fund’s performance was slightly negative during the reporting period.

We used credit default swaps to take on credit risk and earn a commensurate credit spread. The Fund no longer held these swap contracts at period end. The effect of these swap positions on performance was negligible during the reporting period, as the positions were minimal. These derivative exposures are integrated with the overall portfolio construction and as such a portion of losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month reporting period. During the closing months of 2014, the high yield market faced a challenging environment sparked by a confluence of factors. These included an abundant supply of high-yield bonds in an environment of declining demand for risk-oriented assets, weakness in the equities market, a decline in oil prices that affected high yield issuers in the prominent energy sector and renewed concerns that interest rates were headed higher. Early in 2015, bond yields declined amid signs of economic weakness, while at the same time, oil prices partially rebounded. Those factors helped high yield bonds recover some of the losses from earlier months.

Interest rates trended higher from mid-2014 to the end of the year, then retreated in the early weeks of 2015 before moving up again and operating in a trading range by mid-summer. Much of the focus was on the Fed and its intentions in managing short-term interest rates. The Fed made clear indications that rate hikes (the first since 2006) are to be expected yet in 2015, but that the extent of its actions will likely be driven by the economy. Anticipation of rate hikes had an impact on the various segments of the bond market throughout most of the past year. The Treasury yield curve steepened in the later months of the reporting period due to deteriorating market technicals and stretched valuations. The yield on the benchmark 10-year Treasury rose 80 basis points in the first half of 2015 with short-term rates showing less fluctuation. The high yield market was able to absorb most of the impact as spreads moved only marginally higher to 514 basis points over Treasuries by the end of the reporting period.

The primary factor affecting the high yield bond market and the performance of the Fund for much of the year was the fluctuation in oil prices. More than 13% of common high yield indexes consist of credits exposed to oil, more so than any other market. As prices declined during the closing months of 2014 from $100 per barrel to $55 per barrel (WTI crude), the energy segment significantly lagged the broader high yield market. The energy sub-sectors of exploration and production (E&P) and oil field services suffered even greater declines in the final months of 2014. However, in early 2015, a modest recovery in oil prices helped oil-related bonds make up a portion of that lost ground. The Fund’s main detractor during the reporting period was its energy exposure, particularly an overweight to the oil field services sub-sector where we were unable to avoid a number of price declines. The commodities area was another sector that saw negative movement, which was a byproduct of a downgrade in growth expectations for China (a major consumer of commodity products) and an oversupply of bonds from commodity issuers. The metals and mining index ended the period trading at 15-year high spreads in comparison to the broader high yield market. While the Fund was mostly void of exposure to iron ore, certain coal and base metal-related credits remained weak and detracted from performance.

Performance based on issuer quality was distinguished by two fairly different periods. In the first half of the reporting period, higher quality credits significantly outperformed lower quality credits within the high yield sector. Bonds rated BB were down modestly while B rated and CCC rated bonds suffered more significant losses. This reflected a general desire among investors to avoid risk during the closing months of 2014 as economic questions mounted. As a result, yield spreads between BB rated bonds and the lower rated B and CCC issuers reached their highest levels since the financial crisis of 2008. This had a negative impact on the Fund as we held modest overweights in lower quality credits, while maintaining an underweight position in BB rated bonds. However, by March 2015, a reversal in the “flight-to-quality” occurred. Lower quality issues began to perform better and generated higher returns in the closing months of the period. Investors appeared to be concerned that higher BB rated bonds would be more sensitive to an upturn in interest rates that began to occur in 2015. The late turnaround in performance for lower quality credits helped the Fund make up some of the lost ground from earlier in the period.

The Fund’s overweight exposure to European high yield bonds was a modest detractor to its comparative performance. The Barclays Pan-European High Yield Sub-index declined 14.83% dramatically underperforming the rest of the high yield market. Bank issues in particular were hard hit over most of the period due to concerns about some of the asset quality reviews and stress tests being performed within the eurozone. Many of the banks will also soon be subject to new and additional capital adequacy ratios, along with other various regulatory and depositor protection requirements. Even though banks are required to set aside reserves for fines and litigation expenses, we believe these will not present problems for bond issuers over the long term, and in fact, European holdings performed better in the closing months of the reporting period.

Emerging market (EM) corporate securities were also down for the year with the Barclays Emerging Markets (EM) USD Aggregate Bond Index returning -3.49%. Concerns ranging from slower growth, exposure to lower commodity prices, weak currencies and certain corporate governance issues in China and Brazil continued to weigh on the market. Although small in nature, price declines

10	Nuveen Investments

witnessed in some of the Fund’s holdings from Brazil were a net negative to performance. We remained generally more cautious about EM credit due to geopolitical risk in various spots around the globe, combined with slower growth rates in dominant EM countries such as China and Brazil. Therefore, we pared back the Fund’s EM exposure during the reporting period.

On the plus side, the Fund’s exposures to consumer cyclical areas such as autos, building materials and restaurants were positive contributors to performance during the reporting period.

The fundamentals of the high yield bond market continue to appear to be strong outside of the energy and commodities sectors. Default rates were well contained over the reporting period. Lackluster economic growth has resulted in subdued earnings for a number of high yield bond issuers, but new issue volume has declined year-to-date in 2015 and quality has improved. The majority of defaults so far in 2015 have come from the energy and commodity sectors. Even so, the default rate among energy issuers over the past twelve months is still at a historically low level of less than 2%. The high yield market appeared to be in a stronger position by mid-2015 compared to where it stood throughout much of 2014.

As oil prices improved in early 2015, we saw an opportunity to strategically add back to the Fund’s position in the energy exploration and production sector that we had pared back in the second half of 2014. The outlook for oil prices and energy credit risk has improved, but the downside risk for oil prices continues to be a tactical risk both to energy bond prices and to the broader high yield market in general. We believe the sector is positioned to outperform the high yield bond market as a whole in the coming months given the significant yield advantage and generally strong liquidity among individual credits within the high yield energy universe. We’re more cautious in the oilfield services sector, although we believe the default risk being priced into that sector is overstated.

From a quality standpoint, the Fund remained positioned with modest overweights in CCC rated and B rated securities while maintaining an underweight position in higher rated BB securities. We were still able to identify value dislocations due to the significant underperformance of lower-rated bonds in 2014, although some of that advantage disappeared as lower rated bonds enjoyed better performance as the Fund’s reporting period concluded. We continue to have a constructive view of cyclicals, but with a preference for U.S. consumer-driven cyclicals over global industrial cyclicals such as retail, homebuilding and building products, automotive and paper/packaging. We also continue to add exposure to certain preferred securities in the financial and real estate sectors and to convertible preferreds within the utility sector. We are taking advantage of price dislocations to selectively add to holdings in closed-end funds that invest in floating-rate bank loans, corporate debt and emerging market debt, comprising approximately 2.1% of the Fund’s holdings for the reporting period.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposures. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The effect of these activities slightly detracted from performance during the reporting period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swaps also detracted slightly from performance during the reporting period.

In addition, we used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a slightly positive impact on performance during the reporting period.

We used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high yield bond segment of the market, we acquired long CDX High Yield Index swaps. These swap positions had a slightly positive impact on performance during the reporting period. The positions were sold off during the period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at NAV underperformed the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

For virtually all of the reporting period, investors favored higher quality sectors of the market, while corporate bonds, particularly in the high yield area, underperformed the broader bond market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the reporting period when commodity prices recovered some of the ground lost in 2014. As concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market. Within investment grade credit, BBB rated bonds suffered versus higher rated peers. In the high yield bond segment, BB bonds outperformed lower quality B rated and CCC rated bonds for much of the past year. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates than sectors with less income. In the final months of the reporting period, investors’ risk appetite appeared to improve. High yield bonds subsequently outperformed investment grade corporates and Treasury bonds, while the lower quality sectors of the high yield market also performed better.

Investment grade bonds generally fared better than high yield bonds for much of the past year, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the reporting period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the reporting period with a very weak performance in the second quarter.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) struggled to keep pace with Treasuries for much of the year due to higher volatility and concerns about the Fed normalizing policy. In early 2015, investors became concerned about prepayment risk due to lower rates and a reduction in mortgage insurance costs for Federal Housing Administration (FHA) loans, which comprise the bulk of GNMA securities. The lower insurance costs created an incentive for FHA borrowers to refinance, resulting in dramatic underperformance among GNMA pass-through securities and creating broader concerns about policy risk for the MBS market. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the reporting period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

Across global markets, the most important development during the reporting period was the active intervention of central banks in an effort to spur economic growth. The European Central Bank (ECB) launched its large-scale quantitative easing program in 2015 and other central banks announced widespread policy accommodation. Prior to those moves, global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish growth. Developed market long-term yields fell through the end of 2014 and foreign markets generally outperformed U.S. Treasuries. This trend continued in the opening months of 2015, but global interest rates shot higher in the closing months of the reporting period. That resulted in weaker performance for global bonds in the second quarter of 2015. While the dollar gained against major currencies for most of the current reporting period, the trend reversed course in the closing months.

Emerging market (EM) debt was negatively affected by falling commodity prices, weaker growth, fears of looming Fed rate action, geopolitical risk and investor outflows in the first half of the reporting period. The economic environment stabilized somewhat in the early part of 2015, as did commodity prices. Improvement in the economies of the U.S. and other developed nations in 2015 also provided a boost for EM debt. For the reporting period however, EM debt markets across most regions were hard hit with the exception of Asia.

The dollar rallied strongly in the second half of 2014 thanks to the relative strength of the U.S. economy compared to other developed markets and the Fed’s tapering of its quantitative easing program. Hardest hit were the Japanese yen and currencies of

12	Nuveen Investments

oil-producing countries. The dollar maintained its strength in the first quarter of 2015 as growing discord created by the Greek debt crisis continued to be a challenge. However, the dollar gave back some of its gains in the reporting period’s final months amid improvement in global economies.

The bulk of the Fund’s return shortfall compared to the Barclays benchmark occurred during the first six months of the reporting period. The primary factor was the Fund’s above average weighting in the high yield corporate sector, which underperformed the broader bond market significantly during that six-month stretch as energy and commodity issuers struggled. However, the high yield market recovered in 2015 and our large allocation to the sector was the greatest positive performance driver in the second half of the reporting period. The Fund’s foreign currency positions also had a negative impact on relative performance, particularly in the second half of the reporting period. Notably, the Fund’s currency positioning in favor of select EM currencies suffered, while hedges through short positions in developed country currencies did not sufficiently offset EM declines as the U.S. dollar rallied. Contributing to the negative impact was increased market volatility and pressure on EM currencies as concerns about Fed rate hikes grew. A third sector that hurt the Fund’s relative performance was our overweight position in investment grade bonds. Our prominent position in industrial bonds, particularly those rated BBB, was a drag on performance late in 2014, while investment grade credits within energy, metals and mining also hindered results as commodity prices dropped. In the final months of the reporting period, investment grade credit again struggled as its performance lagged that of the broader bond market.

Financials represented one of the Fund’s positive contributors during the reporting period. An overweight position in that sector within the investment grade category worked in the Fund’s favor over much of the reporting period, as financials proved to be strong performers. The financial sector traded with relatively low volatility throughout the reporting period. Effective credit selection generally worked to the benefit of the Fund as well. The Fund’s exposure to local EM bonds was a small positive relative contributor during the reporting period, benefiting from higher yields and market selection. Our duration and yield curve positioning were not large performance drivers over the full reporting period as their impacts largely offset one another. Our short duration profile helped during periods where rates rose and hurt when rates fell. We were generally positioned for a flatter yield curve during the reporting period, which was beneficial during the first half of the reporting period, but hurt in second half as the curve steepened. The net effect of these positions on portfolio returns was marginally positive.

The Fund’s key sector themes continued to focus on positioning in favor of credit sectors with corresponding underweights to mortgage and government securities. Despite continued market volatility and ongoing concerns about the strength of the economy worldwide, we believe that credit sectors are best positioned to benefit from attractive fundamental factors. These sectors can compensate for both credit risk and near-term volatility in the interest rate environment. Toward the end of the reporting period, we made shifts in credit selection based on market opportunities and research ideas. As a result, we added to the Fund’s weight in the high yield sector, while reducing its exposure to investment grade credit. We believe high yield bonds offer more attractive value in the current environment along with an income advantage. Financial issuers continued to be in favor as they remain attractively valued, but also offered strong liquidity, leverage and capital positions. Consistent with our focus on financials and the Fund’s broader theme emphasizing diversified income sources, we increased its weighting in preferred securities. We continue to monitor the energy sector closely and assess the credit impact of developments in oil prices and other fundamental factors affecting energy issuers.

We marginally reduced the Fund’s weighting in foreign positions, although net currency positions remained approximately neutral to the U.S. dollar. Our duration positioning remained modestly defensive in light of the persistent low interest rate environment and our view that interest rate risk is asymmetrically skewed toward higher yields. However, we have not taken a more defensive posture given the still-muted inflation risk globally and the outlook for continued high levels of global liquidity and economic slack. These factors will likely keep any upturn in interest rates modest. While the Fund remained positioned for a flatter yield curve during the year, we made tactical adjustments to our implementation of this view based on valuation changes and policy developments. We continue to expect a flattening yield curve as the Fed heads toward moving the fed funds rate off of zero.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a slightly negative impact on performance during the reporting period.

We utilized domestic and foreign interest rate futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we established short Treasury bond or Treasury note

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

futures positions. The overall effect on performance during the reporting period was slightly negative. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure and these positions also detracted slightly from performance during the reporting period.

In addition, we entered into credit default swaps as a way to take on credit risk and earn credit spread. The effect of these activities on performance was slightly negative during the period and the positions were sold off.

Nuveen U.S. Infrastructure Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Taxable Municipal Aggregate Eligible Index and the Lipper General & Insured Municipal Debt Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

During the reporting period, interest rates in the taxable municipal bond market gyrated as the average yield of the Barclays Taxable Municipal Aggregate Eligible Index fell from 4.14% on June 30, 2014 to 3.53% on January 30, 2015, but then rebounded to 4.30% by the end of June 2015. The result was a total return of 2.21%, in which the yield return of 4.30% more than compensated for a loss of market value of 1.89%. Because of the fluctuation in interest rates, with no consistent trend, the pattern of returns by maturity was mixed. For example, taxable municipal bonds maturing in 12 to 17 years returned 1.10%, and those maturing in 17 to 22 years returned 2.31%, while those maturing in 4 to 6 years returned 2.53%. Credit spreads generally widened as bonds rated AAA within the index returned 4.04%, while AA bonds returned 3.21%, A rated bonds returned 0.99% and BBB/Baa bonds returned -0.43%. (However, it should be noted that the low return from the BBB/Baa segment reflected a small sample of just five issuers that were heavily affected by low returns from general obligations from the City of Chicago and the Chicago Board of Education.) The best performing sectors in the taxable municipal market were general government appropriation debt, incremental tax, hospitals, housing, airports and public power.

For virtually all of the reporting period, high yield corporates underperformed the broader bond market as investors favored higher quality sectors of the market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the reporting period when commodity prices recovered some of the ground lost in 2014. Also, as concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market and higher rated BB bonds outperformed lower quality B rated and CCC rated bonds. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates. In the final months of the reporting period, investors’ risk appetite appeared to improve and high yield bonds outperformed investment grade corporates and Treasury bonds, while the lower-quality sectors of the high yield market also performed better. The Barclays U.S. Corporate High Yield Bond Index ended the reporting period with a -0.39% twelve-month return.

Investment grade bonds generally fared better than high yield bonds for much of the reporting period, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the reporting period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the reporting period with very weak performance in the second quarter. Throughout the reporting period, financial names held up better than industrials as positive fundamental credit trends remained intact and the finan-

14	Nuveen Investments

cial sector traded with better liquidity and lower volatility than the broader credit market. The Barclays U.S. Corporate Investment Grade Index returned 0.75% during the reporting period.

The Fund launched in 2014 with a goal to provide investors with an attractive level of income by investing in a portfolio of debt securities from various entities that own, operate or develop infrastructure assets in the United States. These investments include municipal, high yield corporate and investment grade corporate bonds that finance either public or private infrastructure projects. We define infrastructure as the vital structures, facilities and services that support the U.S. economy and society including: transportation; energy and utilities; communications; and social and government functions. During the reporting period, approximately 65% of the Fund was allocated to the municipal bond market, approximately 20% to the high yield corporate market and the remainder to the investment grade corporate market. As noted in the market overview comments, the municipal bond market turned in the strongest absolute returns over this time frame. Therefore, the Fund’s most significant sources of underperformance versus the benchmark Barclays Taxable Municipal Aggregate Eligible Index were its allocations to the high yield and investment grade corporate sectors.

In terms of performance within each of the three segments, the Fund’s municipal bond portfolio underperformed relative to its benchmark. The sole cause of the shortfall was the use of interest rate futures, which meaningfully shortened the average duration of the Fund’s municipal bond portfolio versus its index. This lessened the portfolio’s interest rate sensitivity during a period where rates rallied. On the other hand, the municipal portfolio benefited from its overweight to bonds maturing in 22 years or longer as well as its exposure to bonds rated below investment grade (which are not in the index) and underweight to A rated bonds. At the sector level, overweights in appropriation debt, airports and public power contributed positively to performance as these segments outperformed. The absence of Chicago General Obligation Bonds and Chicago Board of Education Bonds also helped.

The Fund’s high yield portfolio strongly outperformed its benchmark, more than offsetting the modestly negative return of the asset class. Industry weightings were particularly beneficial to performance driven by our lack of exposure to the more cyclical, commodity related areas such as metals/mining, oil and oil services that dramatically underperformed the overall high yield market during the reporting period. Instead, our portfolio’s energy exposure was focused in pipeline and refiner credits, which proved to be much more defensive than the exploration and oil services names. We also benefited from an underweight to European high yield names, which underperformed over the reporting period. In addition, quality distribution had a slightly positive impact. Our high yield portfolio was positioned with moderate overweights to B rated and CCC rated securities relative to the index. This benefited performance as investors’ search for yield was strong, while the demand for higher quality credits fell later in the reporting period due to their greater sensitivity to rising interest rates.

The investment grade portion of the Fund also modestly outperformed on a relative basis due in part to our duration and yield curve positioning. We maintained a portfolio duration that was around two years longer than the benchmark and concentrated in the 10 to 30 year part of the yield curve. This contributed to performance as rates 10 years and longer fell approximately 20 basis points during the reporting period. Security selection also proved beneficial, particularly in utilities where our lower beta holdings outperformed.

The Fund’s inflows/outflows were more evenly balanced as the reporting period progressed. However, as a result of rising rates, particularly later in the reporting period, our duration hedge counterparty was required to post cash to the Fund (resulting in a modestly positive cash position). As shareholder inflows hit the Fund, generally speaking we allocated around 65% to public infrastructure, 20% to high yield private infrastructure and 15% to investment grade private infrastructure. In the municipal sleeve, we established one new position, added to our existing positions and exited one holding. Trading activity in the high yield portfolio revolved around increasing the number of holdings to 31 credits by the end of the reporting period to broaden industry exposures, in addition to monetizing secondary market relative value opportunities. In the investment grade sleeve, we rotated several of our utility exposures, either by trimming names or by adding new positions. As part of our investment process, the bonds that we focus on are typically backed by assets that have recurring revenue streams and natural monopolies, for example an electric or gas utility, or long-term contracts that offer predictable revenue streams, such as a pipeline. The Fund’s largest concentrations continued to be found in the transportation, energy, electric utilities, dedicated tax (primarily backing mass public transit), water/sewer and industrial sectors as of the end of the reporting period.

We also shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was negative during the reporting period, as longer term interest rates moved lower.

Nuveen Investments	15

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen U.S. Infrastructure Bond Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. The Fund is subject to, interest rate risk; as interest rates rise, bond prices fall. Price changes are generally greater for longer-duration bonds. Credit risk refers to the risk that an issuer may fail to make interest or principal payments when due or that the value of a security may decline due to concerns about the issuer making such payments. Declines in value will generally be greater for securities with longer maturities. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk. Non-U.S./Emerging Markets involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as bond market liquidity, call, currency, derivatives, general municipal securities market, income, loan settlement risk, market, municipal lease obligations, and zero coupon bonds risks, are included in the Fund’s prospectus.

16	Nuveen Investments

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2015, all of the Funds had positive UNII balances for tax purposes. The Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances while the Nuveen Global Total Return Bond Fund and Nuveen U.S. Infrastructure Bond Fund had negative UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.45)%	2.56%
Class A Shares at maximum Offering Price	(11.85)%	1.17%
Barclays Global Aggregate Unhedged Bond Index	(7.09)%	(0.13)%
Lipper Global Income Funds Classification Average	(4.04)%	1.75%

Class C Shares	(8.15)%	1.92%
Class R3 Shares	(7.72)%	2.37%
Class I Shares	(7.26)%	2.88%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.91%	2.65%	2.14%	1.65%
Net Expense Ratios	0.97%	1.72%	1.22%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.82)%	7.99%	6.79%
Class A Shares at maximum Offering Price	(9.31)%	6.95%	6.27%
Barclays High Yield 2% Issuer Capped Index	(0.39)%	8.58%	7.90%
Lipper High Current Yield Funds Classification Average	(1.29)%	7.60%	6.55%

Class C Shares	(5.45)%	7.25%	6.04%
Class R3 Shares	(5.07)%	7.72%	6.53%
Class I Shares	(4.55)%	8.28%	7.07%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.00%	1.75%	1.25%	0.76%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.80)%	5.88%	5.81%
Class A Shares at maximum Offering Price	(4.98)%	4.95%	5.35%
Barclays Aggregate Bond Index	1.86%	3.35%	4.44%
Lipper Multi-Sector Income Funds Classification Average	(0.36)%	5.32%	5.17%

Class C Shares	(1.50)%	5.08%	5.01%
Class R3 Shares	(1.01)%	5.59%	5.49%
Class I Shares	(0.54)%	6.13%	6.05%

Cumulative
Since Inception
Class R6 Shares	(0.10)%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.63%	0.67%
Net Expense Ratios	0.85%	1.60%	1.10%	0.56%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen U.S. Infrastructure Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	0.70%	2.32%
Class A Shares at maximum Offering Price	(3.58)%	(1.52)%
Barclays Taxable Municipal Aggregate Eligible Index	2.21%	4.69%
Lipper General & Insured Municipal Debt Funds Classification Average	3.03%	3.36%

Class C Shares	(0.03)%	1.57%
Class I Shares	0.96%	2.57%

Since inception returns are from 5/12/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.69%	2.44%	1.44%
Net Expense Ratios	0.96%	1.71%	0.71%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Fund’s Board of Trustees.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Yields as of June 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.77%	3.16%	3.68%	4.20%
SEC 30-Day Yield – Subsidized	3.66%	3.08%	3.61%	4.10%
SEC 30-Day Yield – Unsubsidized	2.90%	2.29%	2.79%	3.30%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	6.18%	5.69%	6.21%	6.76%
SEC 30-Day Yield	7.13%	6.73%	7.24%	7.75%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	4.66%	4.07%	4.63%	5.15%	5.15%
SEC 30-Day Yield – Subsidized	4.52%	3.97%	4.47%	5.16%	4.98%
SEC 30-Day Yield – Unsubsidized	4.33%	3.77%	4.27%	4.95%	4.78%

Nuveen U.S. Infrastructure Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.89%	3.27%	4.31%
SEC 30-Day Yield – Subsidized	3.79%	3.18%	4.21%
SEC 30-Day Yield – Unsubsidized	2.65%	2.01%	3.02%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

28	Nuveen Investments

Holding

Summaries as of June 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	1.7%
Corporate Bonds	51.4%
Convertible Bonds	0.1%
$1,000 (par or similar) Institutional Preferred	4.8%
Asset-Backed and Mortgage-Backed Securities	4.8%
Sovereign Debt	35.4%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	17.2%
Oil, Gas & Consumable Fuels	13.2%
Metals & Mining	7.3%
Wireless Telecommunication Services	7.2%
Chemicals	4.9%
Capital Markets	3.9%
Real Estate Investment Trust	3.5%
Electric Utilities	3.5%
Software	3.1%
Diversified Telecommunication Services	3.1%
Energy Equipment & Services	3.1%
Media	2.9%
Automobiles	2.8%
Beverages	2.2%
Industrial Conglomerates	2.1%
Diversified Consumer Services	2.0%
Other	18.0%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	7.1%
AA	3.5%
A	27.3%
BBB	39.5%
BB or Lower	22.6%
Total	100%

Country Allocation

(% of net assets)

United States	34.8%
Mexico	14.9%
United Kingdom	7.7%
South Africa	6.8%
France	3.7%
Australia	3.2%
Poland	3.1%
Canada	2.4%
China	2.2%
Hungary	1.8%
Germany	1.6%
Brazil	1.5%
Other	19.2%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of June 30, 2015 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.8%
Exchange-Traded Funds	1.1%
Convertible Preferred Securities	0.8%
Variable Rate Senior Loan Interests	5.2%
$25 Par (or similar) Retail Preferred	4.9%
Corporate Bonds	80.4%
Convertible Bonds	0.3%
$1,000 (par or similar) Institutional Preferred	4.3%
Asset-Backed Securities	0.0%
Investment Companies	2.1%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	16.7%
Money Market Funds	1.1%
Other Assets Less Liabilities	(17.7)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	18.2%
Metals & Mining	6.8%
Media	5.3%
Wireless Telecommunication Services	3.8%
Chemicals	3.5%
Hotels, Restaurants & Leisure	3.3%
Diversified Financial Services	3.2%
Diversified Telecommunication Services	3.1%
Marine	3.0%
Auto Components	2.8%
Food Products	2.8%
Building Products	2.7%
Energy Equipment & Services	2.7%
Paper & Forest Products	2.5%
Real Estate Management & Development	2.3%
Containers & Packaging	2.0%
Banks	2.0%
Construction Materials	2.0%
Health Care Providers & Services	1.9%
Food & Staples Retailing	1.8%
Electric Utilities	1.6%
Consumer Finance	1.6%
Household Durables	1.5%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AA	0.0%
A	0.4%
BBB	3.8%
BB or Lower	88.1%
N/R (not rated)	7.7%
Total	100%

1	Excluding investments in derivatives.

30	Nuveen Investments

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.1%
Variable Rate Senior Loan Interests	1.4%
$25 Par (or similar) Retail Preferred	1.9%
Corporate Bonds	71.8%
$1,000 (par or similar) Institutional Preferred	7.0%
Asset-Backed and Mortgage-Backed Securities	4.9%
Investment Companies	0.1%
Sovereign Debt	10.5%
Investments Purchased with Collateral from Securities Lending	12.1%
Money Market Funds	1.5%
Other Assets Less Liabilities	(11.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	13.7%
Banks	12.8%
Capital Markets	5.5%
Diversified Telecommunication Services	5.1%
Media	5.1%
Metals & Mining	4.4%
Chemicals	3.4%
Real Estate Investment Trust	3.3%
Insurance	2.8%
Wireless Telecommunication Services	2.7%
Energy Equipment & Services	2.6%
Electric Utilities	2.4%
Diversified Financial Services	2.3%
Consumer Finance	2.2%
Independent Power & Renewable Electricity Producers	1.9%
Specialty Retail	1.7%
Household Durables	1.6%
Commercial Services & Supplies	1.5%
Building Products	1.4%
Containers & Packaging	1.3%
Software	1.2%
Auto Components	1.1%
Other	20.0%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AAA/U.S. Guaranteed	2.7%
AA	0.9%
A	20.7%
BBB	37.2%
BB or Lower	38.1%
N/R (not rated)	0.4%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	31

Holding Summaries as of June 30, 2015 (continued)

Nuveen U.S. Infrastructure Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	36.9%
Municipal Bonds	61.3%
Other Assets Less Liabilities	1.8%
Net Assets	100%

States and Territories

(% of net assets)

California	12.2%
Illinois	11.8%
New York	7.4%
New Jersey	4.7%
Arizona	4.1%
Ohio	4.1%
Other	17.0%
Total	61.3%

Portfolio Composition

(% of net assets)

Transportation	19.9%
Tax Obligation/Limited	14.3%
Oil, Gas & Consumable Fuels	12.0%
Utilities	9.5%
Tax Obligation/General	8.1%
Water and Sewer	6.7%
Electric Utilities	4.8%
Road & Rail	4.1%
Other	18.8%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	2.1%
AA	40.3%
A	19.8%
BBB	14.3%
BB or Lower	23.5%
Total	100%

1	Excluding investments in derivatives.

32	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 162 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2015.

The beginning of the period is January 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$959.70	$956.10	$958.10	$960.50
Expenses Incurred During Period	$4.66	$8.29	$5.92	$3.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.03	$1,016.31	$1,018.74	$1,021.27
Expenses Incurred During Period	$4.81	$8.55	$6.11	$3.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.22% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (continued)

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.40	$1,013.60	$1,014.10	$1,017.80
Expenses Incurred During Period	$4.85	$8.59	$6.04	$3.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.98	$1,016.27	$1,018.79	$1,021.22
Expenses Incurred During Period	$4.86	$8.60	$6.06	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.97%, 1.72%, 1.21% and 0.72% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.20	$997.20	$1,000.10	$999.00	$1,002.50
Expenses Incurred During Period	$4.07	$7.77	$5.31	$2.22	$2.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.73	$1,017.01	$1,019.49	$1,019.97	$1,021.97
Expenses Incurred During Period	$4.11	$7.85	$5.36	$2.24	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.57%, 1.07% and 0.57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 162/365 (to reflect 162 days in the period since class commencement of operations

Nuveen U.S. Infrastructure Bond Fund (formerly Nuveen U.S. Infrastructure Income Fund)

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$986.30	$982.60	$987.50
Expenses Incurred During Period	$4.68	$8.36	$3.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.08	$1,016.36	$1,021.32
Expenses Incurred During Period	$4.76	$8.50	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70% and 0.70% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

34	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen Investment Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Total Return Bond Fund and Nuveen U.S. Infrastructure Bond Fund (formerly Nuveen U.S. Infrastructure Income Fund) (each a series of Nuveen Investment Trust), and Nuveen High Income Bond Fund and Nuveen Strategic Income Fund (each a series of Nuveen Investment Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented for each series of Nuveen Investment Trust, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended for each series of Nuveen Investment Funds, Inc., in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen High Income Bond Fund and Nuveen Strategic Income Fund for the periods ended June 30, 2011 and prior were audited by other independent auditors whose report dated August 26, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

August 27, 2015

Nuveen Investments	35

Nuveen Global Total Return Bond Fund

Portfolio of Investments	June 30, 2015

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 98.6%

		CONVERTIBLE PREFERRED SECURITIES – 0.4%

		Banks – 0.4%

75		Bank of America Corporation	7.250%		BB+	$83,400
		Total Convertible Preferred Securities (cost $63,225)				83,400

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.7%

		Banks – 0.9%

1,875		Citigroup Inc.	7.125%		BB+	$51,319

2,400		PNC Financial Services	6.125%		Baa2	65,856

2,000		Regions Financial Corporation	6.375%		BB	50,340
		Total Banks				167,515

		Consumer Finance – 0.4%

3,000		Discover Financial Services	6.500%		BB–	76,410

		Insurance – 0.4%

2,400		Hartford Financial Services Group Inc.	7.875%		BBB–	71,376
		Total $25 Par (or similar) Retail Preferred (cost $292,963)				315,301

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 51.4%

		Air Freight & Logistics – 0.1%

$15		XPO Logistics, Inc., 144A	6.500%	6/15/22	B1	$14,681

		Auto Components – 0.5%

45		American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	47,250

50		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	49,250
		Total Auto Components				96,500

		Automobiles – 1.4%

200	EUR	Fiat Finance & Trade SA, Reg S	7.000%	3/23/17	BB–	238,857

30		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	30,356
		Total Automobiles				269,213

		Banks – 8.9%

100		Bank of America Corporation	4.200%	8/26/24	A–	99,759

200		Barclays Bank PLC	3.650%	3/16/25	A	189,160

45		CIT Group Inc.	5.000%	8/01/23	BB+	44,325

95		Citigroup Inc.	4.500%	1/14/22	A	102,330

30		Citigroup Inc.	6.125%	8/25/36	A–	34,271

36	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Banks (continued)

$200		Credit Agricole SA, 144A	6.625%	12/23/64	BB+	$195,200

25		General Electric Capital Corporation	6.875%	1/10/39	AA+	33,567

25		HSBC Holdings PLC	6.800%	6/01/38	A+	31,041

40		JPMorgan Chase & Company	3.375%	5/01/23	A	38,841

45		JPMorgan Chase & Company	6.400%	5/15/38	A+	55,766

155		JPMorgan Chase & Company	6.750%	12/31/49	BBB–	165,607

35		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	37,213

200		Santander UK PLC, 144A	5.000%	11/07/23	A–	204,655

200		Societe Generale, 144A	5.000%	1/17/24	A–	200,271

200		State Bank of India London, 144A	4.875%	4/17/24	BBB–	209,123

25		Wells Fargo & Company	3.450%	2/13/23	A+	24,865
		Total Banks				1,665,994

		Beverages – 1.1%

200		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	210,878

		Building Products – 0.3%

60		Owens Corning Incorporated	4.200%	12/15/22	BBB–	60,814

		Capital Markets – 2.0%

125		Goldman Sachs Group, Inc.	5.750%	1/24/22	A	142,184

85		Goldman Sachs Group, Inc.	3.625%	1/22/23	A	84,464

75		Morgan Stanley	3.750%	2/25/23	A	75,836

75		Morgan Stanley	4.350%	9/08/26	A–	73,491
		Total Capital Markets				375,975

		Chemicals – 2.5%

25		Hexion Inc.	6.625%	4/15/20	B3	22,938

10		Huntsman International LLC	8.625%	3/15/21	B+	10,524

200		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	207,000

25		Momentive Performance Materials Inc., (4), (7)	8.875%	10/15/20	N/R	—

25		Momentive Performance Materials Inc.	3.880%	10/24/21	B	22,438

200		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	208,522
		Total Chemicals				471,422

		Consumer Finance – 0.9%

100		Capital One Bank	3.375%	2/15/23	Baa1	97,138

75		Discover Financial Services	5.200%	4/27/22	BBB+	79,745
		Total Consumer Finance				176,883

		Containers & Packaging – 0.2%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	39,532

Nuveen Investments	37

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Diversified Consumer Services – 0.9%

$20		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	$13,400

100	GBP	Pizza Express, 144A	6.625%	8/01/21	B	162,184
		Total Diversified Consumer Services				175,584

		Diversified Financial Services – 1.1%

200		BNP Paribas	4.250%	10/15/24	A	197,253

		Diversified Telecommunication Services – 1.6%

25		AT&T, Inc.	5.550%	8/15/41	A–	25,614

35		Brasil Telecom SA, 144A	5.750%	2/10/22	BB+	30,319

100		IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	91,000

65		Qwest Corporation	6.750%	12/01/21	BBB–	71,744

55		Verizon Communications	5.150%	9/15/23	A–	60,216

20		Verizon Communications	6.550%	9/15/43	A–	23,395
		Total Diversified Telecommunication Services				302,288

		Electric Utilities – 1.8%

55		APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	54,426

25		Constellation Energy Group	5.150%	12/01/20	BBB+	27,664

200		Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	202,356

50		FirstEnergy Corporation	4.250%	3/15/23	Baa3	50,312
		Total Electric Utilities				334,758

		Energy Equipment & Services – 1.6%

20		Diamond Offshore Drilling Inc.	5.700%	10/15/39	A3	17,507

55		Nabors Industries Inc.	4.625%	9/15/21	BBB	54,641

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	Baa2	205,165

25		Weatherford International PLC	7.000%	3/15/38	BBB–	23,896
		Total Energy Equipment & Services				301,209

		Household Durables – 0.3%

50		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	49,771

		Household Products – 0.5%

100		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	97,199

		Independent Power & Renewable Electricity Producers – 0.7%

100		AES Corporation	7.375%	7/01/21	BB	109,750

20		GenOn Energy Inc.	9.500%	10/15/18	B	20,400
		Total Independent Power & Renewable Electricity Producers				130,150

		Industrial Conglomerates – 1.1%

200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	205,000

		Insurance – 0.9%

50		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	43,625

38	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Insurance (continued)

$30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	$32,250

100		Symetra Financial Corporation	4.250%	7/15/24	BBB+	99,765
		Total Insurance				175,640

		Machinery – 0.8%

55		Eaton Corporation	4.150%	11/01/42	A–	50,740

50		Ingersoll Rand	5.750%	6/15/43	BBB	55,022

40		Terex Corporation	6.000%	5/15/21	BB	40,200
		Total Machinery				145,962

		Media – 1.5%

70		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	85,185

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	18,163

20		Comcast Corporation	6.400%	5/15/38	A–	24,337

55		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	55,316

30		NBC Universal Media LLC	4.375%	4/01/21	A–	32,492

45		SES SA, 144A	3.600%	4/04/23	BBB	45,657

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	20,692
		Total Media				281,842

		Metals & Mining – 3.8%

105		Alcoa Inc.	5.400%	4/15/21	BBB–	110,053

45		Allegheny Technologies Inc.	6.125%	8/15/23	BB+	45,844

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	22,764

55		ArcelorMittal	7.000%	2/25/22	Ba1	59,263

35		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	35,481

50		Cliffs Natural Resources Inc.	4.800%	10/01/20	B3	23,750

25		Coeur d’Alene Mines Corporation	7.875%	2/01/21	B	21,188

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	24,188

75		Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	69,422

65		Newmont Mining Corporation	3.500%	3/15/22	BBB	62,032

35		Teck Resources Limited	6.250%	7/15/41	BBB–	28,166

25		Vale Overseas Limited	6.875%	11/10/39	BBB+	24,060

80		Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	82,114

100		Yamana Gold Inc.	4.950%	7/15/24	Baa3	96,323
		Total Metals & Mining				704,648

		Multiline Retail – 0.1%

25		Family Tree Escrow LLC, 144A	5.250%	3/01/20	Ba3	26,156

		Oil, Gas & Consumable Fuels – 6.8%

50		Amerada Hess Corporation	7.125%	3/15/33	BBB	57,363

50		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	56,351

Nuveen Investments	39

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$80		Apache Corporation	4.250%	1/15/44	BBB+	$69,475

150	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	123,098

70		California Resources Corporation	5.500%	9/15/21	BB	60,914

25		Calumet Specialty Products	7.625%	1/15/22	B+	25,500

30		Cenovus Energy Inc.	3.800%	9/15/23	BBB+	29,642

200		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	204,248

5		Concho Resources Inc.	5.500%	10/01/22	BB+	4,975

25		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	24,563

20	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	16,593

25		Petrobras International Finance Company	5.375%	1/27/21	BBB–	24,045

25		Petrobras International Finance Company	6.875%	1/20/40	BBB–	22,272

200		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	AA–	204,388

200		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	196,850

85		Transocean Inc.	3.800%	10/15/22	BBB–	63,963

50		Western Refining Inc.	6.250%	4/01/21	B+	50,375

45		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	43,217
		Total Oil, Gas & Consumable Fuels				1,277,832

		Paper & Forest Products – 0.8%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,407

80		Domtar Corporation	6.750%	2/15/44	BBB–	84,561

50		Resolute Forest Products	5.875%	5/15/23	BB–	45,500
		Total Paper & Forest Products				155,468

		Personal Products – 0.2%

30		International Paper Company	8.700%	6/15/38	BBB	41,109

		Real Estate Investment Trust – 1.7%

70		American Tower Company	5.000%	2/15/24	BBB	74,000

50		ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	48,698

75		Digital Realty Trust Inc.	3.625%	10/01/22	BBB	73,146

80		HCP Inc.	3.750%	2/01/19	BBB+	83,217

15		Prologis Inc.	6.875%	3/15/20	BBB+	17,328

20		Simon Property Group, L.P.	5.650%	2/01/20	A	22,793
		Total Real Estate Investment Trust				319,182

		Road & Rail – 0.2%

30		Hertz Corporation	7.375%	1/15/21	B	31,238

		Software – 1.6%

25		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	20,250

75		Computer Sciences Corporation	4.450%	9/15/22	BBB+	76,986

40	Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software (continued)

$200	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	$206,740
	Total Software				303,976

	Specialty Retail – 0.3%

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	33,771

25	The Men’s Warehouse Inc., 144A	7.000%	7/01/22	B2	26,750
	Total Specialty Retail				60,521

	Tobacco – 0.7%

100	Altria Group Inc.	2.850%	8/09/22	BBB+	96,121

30	Reynolds American Inc.	3.250%	11/01/22	BBB–	28,895
	Total Tobacco				125,016

	Trading Companies & Distributors – 0.6%

100	United Rentals North America Inc.	7.375%	5/15/20	BB–	106,699

	Transportation Infrastructure – 0.2%

35	Asciano Finance, 144A	5.000%	4/07/18	BBB	37,510

	Wireless Telecommunication Services – 3.7%

75	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	77,813

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	150,026

200	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	196,330

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	200,750

50	Sprint Corporation	7.250%	9/15/21	B+	48,750

28	Viacom Inc.	4.375%	3/15/43	BBB+	22,684
	Total Wireless Telecommunication Services				696,353
	Total Corporate Bonds (cost $9,698,380)				9,664,256

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.1%

	Real Estate Investment Trust – 0.1%

$20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$21,248
$20	Total Convertible Bonds (cost $20,281)				21,248

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.8%

	Banks – 2.4%

$200	Barclays PLC	8.250%	N/A (5)	BB+	$211,192

35	Fifth Third Bancorp.	5.100%	N/A (5)	Baa3	32,813

200	HSBC Holdings PLC	6.375%	N/A (5)	BBB	200,500
435	Total Banks				444,505

Nuveen Investments	41

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Capital Markets – 1.4%

$75		Goldman Sachs Capital II	4.000%	N/A (5)	Ba1	$57,094

200		UBS Group AG, Reg S	7.125%	N/A (5)	BB+	208,220
275		Total Capital Markets				265,314

		Diversified Financial Services – 0.2%

30		Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	38,025

		Electric Utilities – 0.5%

100		Electricite de France, 144A	5.250%	N/A (5)	A–	100,125

		Insurance – 0.3%

25		Genworth Financial Inc.	6.150%	11/15/66	Ba2	15,250

50		Prudential Financial Inc.	5.200%	3/15/44	BBB+	49,524
75		Total Insurance				64,774
$915		Total $1,000 Par (or similar) Institutional Preferred (cost $929,926)				912,743

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE–BACKED SECURITIES – 4.8%

$58		Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$47,448

55		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	57,629

34		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	32,200

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	566,822

535		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	156,759

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.484%	5/25/45	Aaa	40,715
$867		Total Asset-Backed and Mortgage–Backed Securities (cost $897,664)				901,573

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 35.4%

		Australia – 1.4%

325	AUD	Australian Government, Reg S	4.250%	7/21/17	Aaa	$261,920

		Bermuda – 0.6%

$100		Bermuda Government, 144A	5.603%	7/20/20	A+	111,000

		Brazil – 1.0%

600	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	180,241

		Colombia – 0.9%

130		Republic of Colombia	8.125%	5/21/24	BBB	166,595

		Costa Rica – 1.0%

200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	193,500

42	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Dominican Republic – 0.5%

$100		Dominican Republic, 144A	5.500%	1/27/25	BB–	$100,250

		Germany – 0.8%

120	EUR	Bundesobligation, Reg S	1.750%	2/15/24	Aaa	146,426

		Hungary – 1.8%

85,000	HUF	Republic of Hungary, Government Bond	5.500%	6/24/25	BBB–	338,376

		Indonesia – 1.2%

100		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	111,250

100	EUR	Republic of Indonesia, 144A	2.875%	7/08/21	Baa3	112,321
		Total Indonesia				223,571

		Italy – 1.4%

210	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	262,322

		Malaysia – 1.4%

1,000	MYR	Republic of Malaysia	3.172%	7/15/16	A	265,408

		Mexico – 11.0%

4,750	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A	326,320

9,000	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	574,938

3,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A	189,293

8,650	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	621,897

3,825	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	271,214

100	EUR	United Mexican States	4.000%	10/15/30	A3	96,660
		Total Mexico				2,080,322

		Poland – 3.1%

200	PLN	Republic of Poland	3.250%	7/25/19	A	54,687

500	PLN	Republic of Poland	5.750%	9/23/22	A	155,251

1,300	PLN	Republic of Poland	4.000%	10/25/23	A	366,074
		Total Poland				576,012

		Portugal – 0.9%

160	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	176,746

		Romania – 0.6%

100		Republic of Romania, 144A	6.125%	1/22/44	BBB–	112,200

		South Africa – 5.6%

3,800	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	306,068

4,900	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	381,093

3,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	363,571
		Total South Africa				1,050,732

Nuveen Investments	43

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Sweden – 0.8%

1,000	SEK	Republic of Sweden	3.500%	6/01/22	Aaa	$143,856

		United Kingdom – 0.9%

100	GBP	United Kingdom, Treasury Bill, Reg S	3.750%	9/07/19	Aa1	172,910

		Uruguay – 0.5%

$100		Republic of Uruguay	5.100%	6/18/50	BBB	95,250
		Total Sovereign Debt (cost $7,807,071)				6,657,637
		Total Long-Term Investments (cost $19,709,510)				18,556,158

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 4.3%

		Repurchase Agreements – 4.3%

$803		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $802,879, collateralized by $825,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $820,875	0.000%	7/01/15		$802,879
		Total Short-Term Investments (cost $802,879)				802,879
		Total Investments (cost $20,512,389) – 102.9%				19,359,037
		Other Assets Less Liabilities – (2.9)% (6)				(539,642)
		Net Assets – 100%				$18,819,395

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Canadian Dollar	770,000	U.S. Dollar	614,972	7/31/15	$(1,291)
Bank of America	Hungarian Forint	102,000,000	U.S. Dollar	377,764	7/13/15	17,348
Bank of America	Mexican Peso	7,500,000	U.S. Dollar	477,340	7/31/15	1,146
Bank of America	Mexican Peso	14,800,000	U.S. Dollar	949,799	7/31/15	10,107
Bank of America	U.S. Dollar	1,888	Hungarian Forint	530,000	7/13/15	(15)
Bank of America	U.S. Dollar	5,665	Hungarian Forint	1,600,000	7/13/15	(11)
Bank of America	U.S. Dollar	579,470	Malaysian Ringgit	2,100,000	7/14/15	(20,454)
Bank of America	U.S. Dollar	550,063	Indonesian Rupiah	7,400,000,000	7/15/15	2,890
Bank of America	U.S. Dollar	814,565	Mexican Peso	12,550,000	7/31/15	(17,732)
Bank of America	U.S. Dollar	958,723	Mexican Peso	14,800,000	7/31/15	(19,032)
Bank of America	U.S. Dollar	555,427	Indian Rupee	36,000,000	8/10/15	7,648
Bank of America	U.S. Dollar	367,751	Polish Zloty	1,373,000	8/31/15	(3,165)
Citigroup	Euro	880,000	U.S. Dollar	961,284	7/31/15	(20,151)
Citigroup	Swedish Krona	1,090,000	U.S. Dollar	125,310	7/31/15	(6,252)
Citigroup	U.S. Dollar	116,840	Euro	107,000	7/31/15	2,494
Citigroup	U.S. Dollar	1,046,342	Euro	940,000	7/31/15	2,009
Citigroup	U.S. Dollar	999,386	Japanese Yen	124,000,000	7/31/15	14,159
Credit Suisse	Brazilian Real	543,000	U.S. Dollar	169,301	7/02/15	(5,347)
Credit Suisse	Brazilian Real	543,000	U.S. Dollar	173,877	8/04/15	1,240
Credit Suisse	U.S. Dollar	175,842	Brazilian Real	543,000	7/02/15	(1,193)
Deutsche Bank	U.S. Dollar	341,334	Pound Sterling	220,000	7/22/15	4,293
Deutsche Bank	U.S. Dollar	621,284	Pound Sterling	400,000	7/22/15	7,130

44	Nuveen Investments

Investments in Derivatives as of June 30, 2015 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Deutsche Bank	U.S. Dollar	928,333	Japanese Yen	115,000,000	7/31/15	$11,648
Deutsche Bank	U.S. Dollar	947,326	Japanese Yen	117,000,000	7/31/15	9,002
Goldman Sachs	Canadian Dollar	226,000	U.S. Dollar	183,030	8/31/15	2,231
Goldman Sachs	Canadian Dollar	409,000	U.S. Dollar	328,517	8/31/15	1,318
Goldman Sachs	U.S. Dollar	896,010	Pound Sterling	569,000	8/28/15	(2,328)
Morgan Stanley	Australian Dollar	1,250,000	U.S. Dollar	957,375	7/31/15	(5,533)
Morgan Stanley	Australian Dollar	1,250,000	U.S. Dollar	957,375	7/31/15	(5,533)
Morgan Stanley	Singapore Dollar	1,300,000	U.S. Dollar	961,944	7/31/15	(2,843)
Morgan Stanley	South African Rand	12,500,000	U.S. Dollar	983,696	7/31/15	(38,657)
Morgan Stanley	South Korean Won	880,000,000	U.S. Dollar	789,202	8/03/15	4,014
Morgan Stanley	U.S. Dollar	593,022	Malaysian Ringgit	2,150,000	7/14/15	(20,696)
Morgan Stanley	U.S. Dollar	597,113	Chilean Peso	362,000,000	7/22/15	(31,880)
Morgan Stanley	U.S. Dollar	966,700	Australian Dollar	1,250,000	7/31/15	(3,792)
						$(107,228)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	$200,000	Receive	3-Month USD-LIBOR-ICE	2.078%	Semi-Annually	2/19/23	$(1,248)	$(1,248)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	4	9/15	$677,829	$1,020	$7,064
U.S. Treasury 5-Year Note	Short	(9)	9/15	(1,073,320)	351	(296)
U.S. Treasury 10-Year Note	Short	(18)	9/15	(2,271,094)	563	16,053
				$(2,666,585)	$1,934	$22,821
*	Total aggregate Notional Amount at Value of long and short positions is $677,829 and $(3,344,414), respectively.

Nuveen Investments	45

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

HUF	Hungarian Forint

MXN	Mexican Peso

MYR	Malaysian Ringgit

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen High Income Bond Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 0.8%

	Banks – 0.1%

38,000	Bank of America Corporation			$646,760

	Building Products – 0.0%

527	Dayton Superior, Class A, (2), (3)			30,195

585	Dayton Superior, Class 1, (2), (3)			33,550
	Total Building Products			63,745

	Capital Markets – 0.1%

5,732	Adamas Finance Asia Limited, (2)			3,955

50,000	Och-Ziff Capital Management Group, Class A Shares			611,000
	Total Capital Markets			614,955

	Media – 0.2%

56,000	Cablevision Systems Corporation, (4)			1,340,640

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)			50

	Oil, Gas & Consumable Fuels – 0.0%

50,119	Connacher Oil and Gas Limited, (2), (15)			74,176

	Real Estate Investment Trust – 0.4%

23,000	Liberty Property Trust			741,060

18,000	Mid-America Apartment Communities			1,310,580
	Total Real Estate Investment Trust			2,051,640
	Total Common Stocks (cost $5,022,618)			4,791,966

Shares	Description (1), (5)			Value

	EXCHANGE-TRADED FUNDS – 1.1%

10,000	iShares Transportation Average ETF, (4)			$1,449,800

58,000	SPDR S&P Homebuilders ETF, (4)			2,123,960

62,500	Vanguard MSCI European Exchange Traded Fund			3,373,750
	Total Exchange-Traded Funds (cost $6,928,574)			6,947,510

Shares	Description (1)	Coupon	Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.8%

	Electric Utilities – 0.3%

45,000	Exelon Corporation, (4)	6.500%	BBB–	$2,041,200

	Independent Power & Renewable Electricity Producers – 0.2%

13,000	Dynegy Inc.	5.375%	N/R	1,292,200

Nuveen Investments	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon		Ratings (6)	Value

	Metals & Mining – 0.1%

43,500	ArcelorMittal	6.000%		BB–	$679,035

	Oil, Gas & Consumable Fuels – 0.2%

20,000	Anadarko Petroleum Corporation	7.500%		N/R	1,008,200
	Total Convertible Preferred Securities (cost $5,481,053)				5,020,635

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 5.2% (8)

	Auto Components – 0.6%

$4,000	Crowne Group LLC, Second Lien Term Loan C	9.000%	9/29/21	CCC+	$3,940,000

	Construction Materials – 0.4%

2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	2,352,082

	Diversified Financial Services – 0.3%

2,000	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	1,995,000

	Diversified Telecommunication Services – 0.2%

1,457	Birch Communications Inc., First Lien Term Loan B	7.750%	4/19/20	B	1,462,756

	Health Care Equipment & Supplies – 0.3%

2,000	Surgery Center Holdings Inc., Second Lien Term Loan	8.500%	7/24/21	CCC+	2,000,000

	Health Care Providers & Services – 0.5%

3,000	RegionalCare Hospital Pernters Inc., Second Lien Term Loan	10.500%	10/21/19	CCC+	3,037,500

	Hotels, Restaurants & Leisure – 1.1%

993	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	992,293

2,500	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B	2,528,909

1,891	Caesars Entertainment Corporation, Term Loan B5, (9)	10.000%	3/01/17	D	1,681,993

1,965	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	1,929,384
7,349	Total Hotels, Restaurants & Leisure				7,132,579

	Independent Power & Renewable Electricity Producers – 0.3%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	125,217

1,778	Empire Generating Company LLC	5.250%	3/13/21	B+	1,707,294
1,908	Total Independent Power & Renewable Electricity Producers				1,832,511

	Oil, Gas & Consumable Fuels – 0.8%

2,957	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B	2,047,713

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	B2	1,913,078

2,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	Caa2	805,000
7,450	Total Oil, Gas & Consumable Fuels				4,765,791

	Professional Services – 0.5%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,966,666

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	Professional Services (continued)

$1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	$983,333
3,000	Total Professional Services				2,949,999

	Software – 0.2%

1,000	Deltek Incorporated, Second Lien Term Loan	9.500%	6/19/23	CCC+	1,010,000
$35,664	Total Variable Rate Senior Loan Interests (cost $35,148,009)				32,478,218

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.9%

	Banks – 1.0%

48,608	Bank of America Corporation	4.000%		BB+	$1,026,601

40,000	HSBC USA Inc.	4.000%		BBB+	949,200

109,536	HSBC USA Inc.	1.024%		BBB+	2,453,605

75,000	RBS Capital Funding Trust V	5.900%		BB–	1,817,250
	Total Banks				6,246,656

	Capital Markets – 0.5%

152,330	Morgan Stanley	4.000%		Ba1	3,151,708

	Food Products – 0.3%

60,000	CHS Inc.	0.000%		N/R	1,525,200

	Household Durables – 0.2%

72,510	Hovnanian Enterprises Incorporated	7.625%		Caa2	970,184

	Insurance – 0.2%

60,000	AmTrust Financial Services Inc.	0.000%		N/R	1,510,800

	Multi-Utilities – 0.2%

27,000	Dominion Resources Inc.	0.000%		Baa3	1,260,900

	Real Estate Investment Trust – 2.5%

50,960	Colony Financial Inc.	7.125%		N/R	1,185,330

60,000	Colony Financial Inc.	0.000%		N/R	1,500,000

75,000	Coresite Realty Corporation	7.250%		N/R	1,953,750

50,000	Corporate Office Properties Trust	7.375%		BB	1,315,000

70,000	General Growth Properties	6.375%		N/R	1,771,700

70,000	Northstar Realty Finance Corporation	8.750%		N/R	1,764,700

72,767	Northstar Realty Finance Corporation	8.500%		N/R	1,813,354

40,500	Pebblebrook Hotel Trust	6.500%		N/R	1,027,080

79,000	Summit Hotel Properties Inc.	7.125%		N/R	2,046,100

50,000	Urstadt Biddle Properties, (4)	6.750%		N/R	1,324,000
	Total Real Estate Investment Trust				15,701,014
	Total $25 Par (or similar) Retail Preferred (cost $29,388,692)				30,366,462

Nuveen Investments	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 80.4%

		Aerospace & Defense – 0.9%

$2,500		Bombardier Inc., 144A	7.500%	3/15/18	B+	$2,612,500

3,000		DAE Aviation Holdings Inc., 144A, (WI/DD)	10.000%	7/15/23	CCC	2,959,500
		Total Aerospace & Defense				5,572,000

		Air Freight & Logistics – 0.5%

2,900	EUR	XPO Logistics, Inc., 144A	5.750%	6/15/21	B1	3,176,492

		Airlines – 0.8%

2,100		Air Canada, 144A, (4)	7.750%	4/15/21	B	2,241,750

2,500		VistaJet Malta Finance PLC, 144A, (4)	7.750%	6/01/20	B	2,400,000
		Total Airlines				4,641,750

		Auto Components – 2.3%

2,475		Jac Holding Corporation, 144A, (4)	11.500%	10/01/19	B	2,543,063

3,060		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., 144A	7.875%	10/01/22	Caa1	3,052,350

3,350		MPG Holdco I Inc.	7.375%	10/15/22	B+	3,567,750

2,000		Nexteer Automotive Group Limited, 144A	5.875%	11/15/21	BB+	2,050,000

2,900		Stackpole International Intermediate Company, 144A, (4)	7.750%	10/15/21	B+	2,856,500
		Total Auto Components				14,069,663

		Banks – 1.6%

1,000		Banco Do Brasil, 144A	9.000%	12/18/64	BB–	902,200

3,230		Popular Inc., (4)	7.000%	7/01/19	BB–	3,230,000

3,625	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB–	4,031,235

2,000		Turkiye Vakiflar Bankasi T.A.O, 144A	6.000%	11/01/22	BB+	1,958,720
		Total Banks				10,122,155

		Building Products – 2.2%

1,950		Associated Materials Inc.	9.125%	11/01/17	B–	1,618,500

2,000		Builders FirstSource, Inc., 144A, (4)	7.625%	6/01/21	B	2,070,000

2,000		Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B+	2,135,000

2,750		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,928,750

3,000		NWH Escrow Corporation, 144A	7.500%	8/01/21	B	2,820,000

2,800		Odebrecht Finance Limited, 144A, (4)	7.125%	6/26/42	BBB–	2,142,000
		Total Building Products				13,714,250

		Chemicals – 2.8%

2,000		Chemours Co, 144A	6.625%	5/15/23	BB–	1,937,500

2,000		Hexion Inc.	10.000%	4/15/20	B3	2,055,000

2,500		Hexion US Finance Corporation	8.875%	2/01/18	CCC	2,256,250

2,500		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	2,543,750

3,525		Momentive Performance Materials Inc., (3), (9)	8.875%	10/15/20	N/R	—

50	Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Chemicals (continued)

$3,525		Momentive Performance Materials Inc., (4)	3.880%	10/24/21	B	$3,163,688

1,800		Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	1,858,500

1,250		Rayonier AM Products Inc., 144A, (4)	5.500%	6/01/24	BB+	1,115,625

2,700		Tronox Finance LLC, (4)	6.375%	8/15/20	BB–	2,504,250
		Total Chemicals				17,434,563

		Commercial Services & Supplies – 1.2%

3,050		Casella Waste Systems Inc.	7.750%	2/15/19	B–	3,080,500

3,420	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	2,738,054

1,490	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,428,738
		Total Commercial Services & Supplies				7,247,292

		Communications Equipment – 0.3%

2,000		Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,895,000

		Construction & Engineering – 1.0%

1,530		AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	1,551,038

1,500		Boart Longyear Management Pty Ltd, 144A, (4)	7.000%	4/01/21	CCC	990,000

2,250		Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	2,058,750

15,000	NOK	VV Holding AS, 144A	6.700%	7/10/19	N/R	1,885,738
		Total Construction & Engineering				6,485,526

		Construction Materials – 1.6%

3,500		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	3,898,125

2,825		Norbord Inc., 144A	5.375%	12/01/20	Ba2	2,810,875

3,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	3,120,000
		Total Construction Materials				9,829,000

		Consumer Finance – 1.3%

2,000		Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	1,930,000

1,945		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,971,258

2,250		Credit Acceptance Corporation, 144A	7.375%	3/15/23	BB	2,323,125

2,000		Enova International, Inc.	9.750%	6/01/21	B	1,890,000
		Total Consumer Finance				8,114,383

		Containers & Packaging – 1.7%

2,086		Ardagh Finance Holdings SA, 144A, (4)	8.625%	6/15/19	CCC+	2,159,268

240		Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	Caa1	244,800

3,000		Cascades Inc., 144A	5.500%	7/15/22	Ba3	2,902,500

3,000		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,985,000

2,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,990,000
		Total Containers & Packaging				10,281,568

		Diversified Consumer Services – 1.2%

2,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	2,020,000

Nuveen Investments	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Diversified Consumer Services (continued)

$3,185		Jones Group Inc.	6.125%	11/15/34	CCC	$1,449,175

2,300	GBP	Pizza Express, 144A	8.625%	8/01/22	CCC+	3,803,377
		Total Diversified Consumer Services				7,272,552

		Diversified Financial Services – 2.6%

2,400		Argos Merger Sub Inc., 144A, (4)	7.125%	3/15/23	B–	2,514,000

2,500		CNG Holdings Inc., 144A, (4)	9.375%	5/15/20	B–	1,812,500

2,800		Fly Leasing Limited	6.375%	10/15/21	BB	2,835,000

2,180		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,245,400

2,000		Jefferies Finance LLC Corporation, 144A, (4)	7.375%	4/01/20	B+	1,965,000

2,435		Nationstar Mortgage LLC Capital Corporation, (4)	7.875%	10/01/20	B+	2,428,913

2,300		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,254,000
		Total Diversified Financial Services				16,054,813

		Diversified Telecommunication Services – 2.5%

3,225		CenturyLink Inc.	7.650%	3/15/42	BB+	2,918,625

3,000		Citizens Communications Company	9.000%	8/15/31	BB	2,730,000

2,950		Consolidated Communications Finance Company, 144A	6.500%	10/01/22	B–	2,843,063

2,750		GCI Inc.	6.875%	4/15/25	BB–	2,777,500

3,035		IntelSat Jackson Holdings, (4)	6.625%	12/15/22	CCC+	2,761,850

2,000		Windstream Corporation, (4)	6.375%	8/01/23	BB	1,627,500
		Total Diversified Telecommunication Services				15,658,538

		Electric Utilities – 1.3%

1,587		Energy Future Intermediate Holding Company LLC, 144A, (9)	11.750%	3/01/22	N/R	1,807,028

3,450		Intergen NV, 144A	7.000%	6/30/23	B+	3,070,500

237		Midwest Generation LLC	8.560%	1/02/16	N/R	236,951

2,500		PPL Energy Supply LLC, 144A, (4)	6.500%	6/01/25	BB–	2,500,000

1,000		Texas Competitive Electric Holdings, 144A, (9)	11.500%	10/01/20	N/R	610,000
		Total Electric Utilities				8,224,479

		Energy Equipment & Services – 2.1%

2,425		Basic Energy Services, Inc., (4)	7.750%	2/15/19	B	2,018,813

2,500		Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	2,308,500

1,550		Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B–	1,360,125

750		McDermott International Inc., 144A, (4)	8.000%	5/01/21	BB–	675,000

1,500		Murray Energy Corporation, 144A, (4)	11.250%	4/15/21	B3	1,260,000

1,670		Pacific Drilling V Limited, 144A, (4)	7.250%	12/01/17	B+	1,436,200

1,000		SAExploration Holdings Inc.	10.000%	7/15/19	B–	600,000

2,000		Seventy Seven Energy Inc.	6.625%	11/15/19	B	1,580,000

3,250		Seventy Seven Energy Inc.	6.500%	7/15/22	CCC+	2,080,000
		Total Energy Equipment & Services				13,318,638

52	Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Food & Staples Retailing – 1.4%

$2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	$2,625,000

2,000		Roundy’s Supermarkets Inc., 144A, (4)	10.250%	12/15/20	Caa1	1,700,000

3,000		Supervalu Inc., (4)	7.750%	11/15/22	B	3,148,125

1,500		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B3	1,501,875
		Total Food & Staples Retailing				8,975,000

		Food Products – 2.2%

3,500		Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	3,587,500

3,050		JBS Investments GmbH, 144A, (4)	7.250%	4/03/24	BB+	3,156,750

2,950		Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	3,134,375

2,200		Marfrig Holding Europe BV, 144A, (4)	8.375%	5/09/18	B+	2,215,840

2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	1,870,000
		Total Food Products				13,964,465

		Gas Utilities – 0.9%

3,000		Ferrellgas LP	6.750%	1/15/22	B+	3,007,500

2,800		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,891,000
		Total Gas Utilities				5,898,500

		Health Care Equipment & Supplies – 0.5%

1,050	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	1,214,492

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,665,000
		Total Health Care Equipment & Supplies				2,879,492

		Health Care Providers & Services – 1.5%

2,905		Community Health Systems, Inc.	5.125%	8/01/21	BB	2,959,469

2,000		Opal Acquisition Inc., 144A	8.875%	12/15/21	CCC+	1,950,000

2,000		Select Medical Corporation	6.375%	6/01/21	B–	2,020,000

2,500		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	2,500,000
		Total Health Care Providers & Services				9,429,469

		Hotels, Restaurants & Leisure – 2.7%

2,250		Caesars Entertainment Resort Properties LLC	8.250%	10/01/20	B+	2,119,230

2,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., 144A, (4)	9.375%	5/01/22	B–	1,500,000

1,250		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,265,625

2,000	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	B–	1,649,319

2,000		Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B–	2,135,000

2,935		Scientific Games International Inc., (4)	6.250%	9/01/20	B–	2,281,963

2,000		Viking Cruises Limited, 144A	6.250%	5/15/25	B+	1,985,000

3,850		Wynn Macau Limited, 144A, (4)	5.250%	10/15/21	BB	3,638,250
		Total Hotels, Restaurants & Leisure				16,574,387

Nuveen Investments	53

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Household Durables – 1.2%

$2,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	$1,990,840

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	Ba3	1,705,000

2,500		KB Home, (4)	7.625%	5/15/23	B+	2,612,500

1,000		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,007,500
		Total Household Durables				7,315,840

		Independent Power & Renewable Electricity Producers – 1.1%

1,500		Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	1,545,000

2,575		AES Corporation	5.500%	3/15/24	BB	2,478,438

2,500		GenOn Energy Inc., (4)	7.875%	6/15/17	B	2,531,250
		Total Independent Power & Renewable Electricity Producers				6,554,688

		Industrial Conglomerates – 0.4%

2,500		Techniplas, LLC, 144A	10.000%	5/01/20	B	2,518,750

		Insurance – 0.5%

3,570		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	3,114,825

		Leisure Products – 0.5%

1,500		24 Hour Holdings III LLC, 144A, (4)	8.000%	6/01/22	CCC+	1,203,750

2,000	CAD	Gateway Casinos & Entertainment Limited, 144A	8.500%	11/26/20	B+	1,593,275
		Total Leisure Products				2,797,025

		Machinery – 1.1%

3,000		Commercial Vehicle Group, (4)	7.875%	4/15/19	B	3,075,000

3,730		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	3,860,550
		Total Machinery				6,935,550

		Marine – 2.4%

6,941	NOK	BOA SBL AS, 144A	7.010%	4/19/18	N/R	637,593

9,646	NOK	E Forland AS, 144A, Reg S	8.170%	9/04/18	N/R	1,137,981

3,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	2,925,000

2,750		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,866,875

2,750		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	2,708,750

2,500		Navios South American Logisitics Inc., Finance US Inc., 144A, (4)	7.250%	5/01/22	B+	2,393,750

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,150,500
		Total Marine				14,820,449

		Media – 4.2%

2,600		Altice S.A, 144A	7.750%	5/15/22	B	2,515,500

4,500		Altice US Financing SA, 144A	7.750%	7/15/25	CCC+	4,320,000

2,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	2,778,750

3,650		Clear Channel Communications, Inc., (4)	10.000%	1/15/18	CCC–	2,938,250

1,500		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,456,875

2,750		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	2,798,125

54	Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Media (continued)

$2,600		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	$2,652,000

2,500		Radio One Inc., 144A, (4)	9.250%	2/15/20	CCC	2,275,000

2,500		SiTV Inc., 144A	10.375%	7/01/19	B–	2,062,500

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,607,136
		Total Media				26,404,136

		Metals & Mining – 5.4%

2,000		AK Steel Corporation, (4)	7.625%	10/01/21	B–	1,630,000

2,300		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	2,211,779

2,000		ArcelorMittal	10.600%	6/01/19	Ba1	2,395,000

3,465		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	3,512,644

1,900		Coeur d’Alene Mines Corporation, (4)	7.875%	2/01/21	B	1,610,250

500		Compania Minera Ares SAC, 144A, (4)	7.750%	1/23/21	BB+	513,125

2,975		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	2,945,246

2,849		First Quantum Minerals Limited, 144A, (4)	6.750%	2/15/20	BB–	2,756,408

2,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,830,000

1,610		Hudbay Minerals, Inc.	9.500%	10/01/20	B–	1,706,600

2,000		Imperial Metals Corporation, 144A, (4)	7.000%	3/15/19	CCC	1,935,000

2,550		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	2,747,625

3,504		Northland Resources AB, 144A, Reg S	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S, (9)	4.000%	10/15/20	N/R	3,166

1,406		Permian Holdings Incorporated, 144A	10.500%	1/15/18	B–	899,840

2,500		Tempel Steel Company, 144A	12.000%	8/15/16	CCC+	2,368,750

2,950		Tupy S/A, 144A	6.625%	7/17/24	BB	2,887,313

2,000		Westmoreland Coal Co, 144A, (4)	8.750%	1/01/22	B	1,860,000
		Total Metals & Mining				33,847,790

		Multiline Retail – 0.5%

3,350		J.C. Penney Company Inc.	8.125%	10/01/19	Caa2	3,316,500

		Oil, Gas & Consumable Fuels – 14.3%

3,000		American Eagle Energy Corporation, 144A, (9)	11.000%	9/01/19	N/R	1,035,000

2,500		Armstrong Energy Inc.	11.750%	12/15/19	B–	1,768,750

1,900	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,395,717

2,000		Atlas Energy Holdings Operating Company	9.250%	8/15/21	B–	1,500,000

2,000	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,641,313

2,250		Bellatrix Exploration Limited, 144A, (4)	8.500%	5/15/20	B–	2,109,375

2,000		California Resources Corporation, (4)	6.000%	11/15/24	BB	1,720,000

2,860		Calumet Specialty Products	7.625%	1/15/22	B+	2,917,200

1,250		Carrizo Oil and Gas Inc.	6.250%	4/15/23	B	1,253,125

2,000		CGG SA	6.875%	1/15/22	B	1,660,000

1,572		Chaparral Energy Inc., (4)	9.875%	10/01/20	B–	1,281,180

Nuveen Investments	55

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,400		Chesapeake Energy Corporation, (4)	6.500%	8/15/17	BB+	$1,433,250

2,680		Crestwood Midstream Partners LP, (4)	6.125%	3/01/22	BB	2,733,600

2,200		Denbury Resources Inc.	5.500%	5/01/22	BB	1,963,500

1,500		Energy XXI Gulf Coast Inc., 144A, (4)	9.250%	12/15/17	B–	798,750

1,000		Energy XXI Gulf Coast Inc., 144A, (4)	11.000%	3/15/20	BB	875,000

1,800		EnQuest PLC, 144A, (4)	7.000%	4/15/22	B	1,422,000

2,885		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	2,683,050

10,000	NOK	GasLog Limited, 144A, Reg S	6.800%	6/27/18	N/R	1,316,854

2,600		Gibson Energy, 144A	6.750%	7/15/21	BB	2,684,500

3,000		Global Partners LP/GLP Finance, 144A	7.000%	6/15/23	B+	2,947,496

3,000		Golden Close Maritime Corporation Limited, 144A, Reg S	9.000%	10/24/19	N/R	2,580,000

1,600		Halcon Resources Corporation, 144A, (4)	8.625%	2/01/20	B2	1,580,000

1,000		Halcon Resources Corporation	9.750%	7/15/20	CCC	672,500

2,656		Iona Energy Company UK, Reg S	9.500%	9/27/18	N/R	796,875

2,185		Key Energy Services Inc., (4)	6.750%	3/01/21	B	1,289,150

1,500		Linn Energy LLC Finance Corporation	8.625%	4/15/20	B1	1,230,315

4,220		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	4,146,150

2,765		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	2,557,625

1,950		Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	1,857,375

2,921		Metro Exploration Holding Inc.	11.500%	2/15/16	N/R	175,266

1,500		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	1,410,000

1,250		Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	1,193,750

1,375		Northern Oil and Gas Inc.	8.000%	6/01/20	B–	1,251,250

1,225		Oasis Petroleum Inc., (4)	6.875%	3/15/22	B+	1,243,375

1,250	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	1,037,080

3,750		Peabody Energy Corporation, 144A, (4)	10.000%	3/15/22	BB+	2,325,000

2,350		Penn Virginia Corporation, (4)	8.500%	5/01/20	CCC+	2,109,125

2,500		Pertamina Persero PT, 144A	6.500%	5/27/41	Baa3	2,478,250

525		Rex Energy Corporation	8.875%	12/01/20	CCC+	472,500

50		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	48,875

2,874		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	2,931,480

2,352		Sabine Pass LNG LP	7.500%	11/30/16	BB+	2,475,504

1,525		Sanchez Energy Corporation, (4)	7.750%	6/15/21	B–	1,517,375

2,000		Sanjel Corporation, 144A, Reg S	7.500%	6/19/19	N/R	1,465,000

1,500		Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	1,496,250

13,000	NOK	Ship Finance International Limited, Reg S	5.450%	3/19/19	N/R	1,600,036

1,600		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,676,000

2,030		Talos Production LLC, 144A	9.750%	2/15/18	CCC+	1,766,100

1,900		Transocean Inc., (4)	6.375%	12/15/21	BBB–	1,710,000

2,025		Vanguard Natural Resources Finance, (4)	7.875%	4/01/20	B	1,933,875

56	Nuveen Investments

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,070	Western Refining Inc.	6.250%	4/01/21	B+	$3,093,025
	Total Oil, Gas & Consumable Fuels				89,258,766

	Paper & Forest Products – 2.1%

1,900	Mercer International Inc.	7.750%	12/01/22	B+	2,042,500

4,550	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	4,379,375

2,675	Resolute Forest Products	5.875%	5/15/23	BB–	2,434,250

2,250	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	2,137,500

2,950	Verso Paper Holdings LLC	11.750%	1/15/19	B–	1,784,750
	Total Paper & Forest Products				12,778,375

	Personal Products – 0.6%

3,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	3,745,000

	Pharmaceuticals – 0.5%

2,900	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	3,054,063

	Professional Services – 0.4%

2,500	CEB Inc., 144A	5.625%	6/15/23	BB–	2,512,500

	Real Estate Investment Trust – 0.7%

2,500	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	2,456,250

1,750	KWG Property Holdings Limited, Reg S	13.250%	3/22/17	B+	1,911,875
	Total Real Estate Investment Trust				4,368,125

	Real Estate Management & Development – 1.8%

1,800	Future Land Development Holdings Limited, Reg S	10.250%	7/21/19	B+	1,839,528

1,625	Gemdale International Investment Limited, Reg S	7.125%	11/16/17	Ba3	1,677,813

3,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,090,000

1,000	Kaisa Group Holdings Limited, 144A, (9)	8.875%	3/19/18	Ca	520,000

2,715	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	2,619,975

1,500	Yanlord Land Group Limited, 144A	10.625%	3/29/18	Ba3	1,570,980
	Total Real Estate Management & Development				11,318,296

	Road & Rail – 0.3%

2,113	JCH Parent Inc., 144A	10.500%	3/15/19	CCC–	1,589,656

	Semiconductors & Semiconductor Equipment – 0.4%

2,950	Advanced Micro Devices, Inc., (4)	7.000%	7/01/24	B–	2,492,750

	Software – 0.7%

2,000	BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	BB–	2,012,500

1,000	Boxer Parent Company Inc./BMC Software, 144A, (4)	9.000%	10/15/19	CCC+	710,000

1,725	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	1,783,133
	Total Software				4,505,633

	Specialty Retail – 0.3%

1,600	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A, (4)	8.000%	10/15/21	CCC+	1,684,000

Nuveen Investments	57

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Trading Companies & Distributors – 0.2%

$1,500		Aviation Capital SA, 144A	7.500%	5/27/20	B+	$1,466,250

		Transportation Infrastructure – 0.6%

3,400		Navigator Holdings Limited, 144A, Reg S	9.000%	12/18/17	N/R	3,571,986

		Wireless Telecommunication Services – 3.1%

15,500	SEK	AINMT Scandinavia Holdings AB, Reg S	9.750%	3/19/19	N/R	1,991,291

1,900		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,971,250

1,900		Digicel Limited, 144A	6.750%	3/01/23	B1	1,862,570

2,075		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,158,000

3,800		Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	3,667,000

3,515		Sprint Corporation, (4)	7.250%	9/15/21	B+	3,427,125

2,000		T-Mobile USA Inc., (4)	6.250%	4/01/21	BB	2,050,000

2,000		Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	2,022,499
		Total Wireless Telecommunication Services				19,149,735
		Total Corporate Bonds (cost $534,181,484)				499,954,663

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONVERTIBLE BONDS – 0.3%

		Metals & Mining – 0.0%

$1,500		Great Western Mineral Group, Reg S, (9)	8.000%	4/06/17	N/R	$75,000

		Oil, Gas & Consumable Fuels – 0.3%

1,465		Alpha Natural Resources Inc., (9)	4.875%	12/15/20	CCC–	98,888

2,300		DCP Midstream LLC, 144A	5.850%	5/21/43	BB	1,822,750
3,765		Total Oil, Gas & Consumable Fuels				1,921,638
$5,265		Total Convertible Bonds (cost $4,812,976)				1,996,638

Principal Amount (000)/ Shares (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.3%

		Banks – 3.0%

$1,900		BAC Capital Trust XIV	4.000%	9/29/49	BBB–	$1,512,874

2,760	EUR	Barclays PLC	6.500%	N/A (11)	BB+	3,065,915

3,000	EUR	Barclays PLC	8.000%	N/A (11)	BB+	3,545,230

2,638		Lloyd’s Banking Group PLC	7.500%	N/A (11)	BB+	2,717,140

3,700		Societe Generale, 144A	1.021%	N/A (11)	BB+	3,413,250

2,000		Societe Generale, 144A, (4)	7.875%	N/A (11)	BB+	2,010,000

3,000		U.S. Bancorp.	3.500%	N/A (11)	A3	2,403,000
		Total Banks				18,667,409

58	Nuveen Investments

Principal Amount (000)/ Shares (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Capital Markets – 0.3%

$2,840	Goldman Sachs Capital II	4.000%	N/A (11)	Ba1	$2,161,950

	Diversified Financial Services – 0.3%

2,000	Banco BTG Pactual SA/Luxembourg, 144A, (4)	8.750%	N/A (11)	Ba3	2,006,000

	Industrial Conglomerates – 0.1%

2,000	OAS Financial Limited, 144A	0.000%	N/A (11)	N/R	408,000

	Insurance – 0.6%

2,000	Glen Meadows Pass-Through Trust, 144A	6.505%	2/12/67	BBB–	1,860,000

2,000	XL Capital Ltd	6.500%	N/A (11)	BBB	1,711,260
	Total Insurance				3,571,260
	Total $1,000 Par (or similar) Institutional Preferred (cost $27,718,894)				26,814,619

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED SECURITIES – 0.0%

$1	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$1,363
$1	Total Asset-Backed Securities (cost $1,334)				1,363

Shares	Description (1), (5)				Value

	INVESTMENT COMPANIES – 2.1%

63,500	Adams Natural Resources Fund Inc.				$1,417,954

144,000	Blackrock Credit Allocation Income Trust IV				1,824,480

43,000	BlackRock MuniHoldings Insured Fund Inc.				557,710

163,500	First Trust Strategic High Income Fund II				2,163,105

47,500	Gabelli Global Gold Natural Resources and Income Trust				309,225

142,500	Invesco Dynamic Credit Opportunities Fund				1,654,425

183,500	Pimco Income Strategy Fund				1,992,810

150,000	Pioneer Floating Rate Trust				1,707,000

100,309	Western Asset Emerging Markets Income Fund				1,076,316

32,351	WhiteHorse Finance Incorporated				409,564
	Total Investment Companies (cost $14,231,594)				13,112,589

Shares	Description (1)				Value

	WARRANTS – 0.0%

336,891	Iona Energy Inc., (3)				$9,962

6,707	FairPoint Communications Inc., (15)				335
	Total Warrants (cost $—)				10,297
	Total Long-Term Investments (cost $662,915,228)				621,494,960

Nuveen Investments	59

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 16.7%

	Money Market Funds – 16.7%

104,213,543	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.234% (12)	$104,213,543
	Total Investments Purchased with Collateral from Securities Lending (cost $104,213,543)		104,213,543

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.1%

	Money Market Funds – 1.1%

6,916,507	First American Treasury Obligations Fund, Class Z	0.000% (12)	$6,916,507
	Total Short-Term Investments (cost $6,916,507)		6,916,507
	Total Investments (cost $774,045,278) – 117.7%		732,625,010
	Other Assets Less Liabilities – (17.7)% (14)		(110,279,909)
	Net Assets – 100%		$622,345,101

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Pound Sterling	2,290,000	U.S. Dollar	3,603,984	9/30/15	$8,234
Citigroup	Euro	400,000	U.S. Dollar	452,107	7/31/15	5,976
Citigroup	Euro	2,500,000	U.S. Dollar	2,811,050	7/31/15	22,729
Citigroup	Euro	18,506,900	U.S. Dollar	20,600,586	7/31/15	(40,687)
Citigroup	U.S. Dollar	63,883	Euro	57,000	7/31/15	(310)
Citigroup	U.S. Dollar	3,048,220	Euro	2,740,000	7/31/15	7,780
Citigroup	U.S. Dollar	4,116,689	Euro	3,770,000	7/31/15	88,099
Goldman Sachs	Canadian Dollar	16,874,000	U.S. Dollar	13,665,703	8/31/15	167,280
Goldman Sachs	Norwegian Krone	63,356,000	U.S. Dollar	8,068,413	7/31/15	(6,133)
Goldman Sachs	Swedish Krona	15,525,000	U.S. Dollar	1,796,625	7/31/15	(77,381)
Goldman Sachs	U.S. Dollar	1,028,457	Norwegian Krone	8,100,000	7/31/15	3,866
Goldman Sachs	U.S. Dollar	768,691	Canadian Dollar	953,000	8/31/15	(6,335)
						$173,118

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$37,000,000	Receive	3-Month USD-LIBOR-ICE	1.573%	Semi-Annually	10/10/18	$(346,419)	$(346,790)
JPMorgan*	19,000,000	Receive	3-Month USD-LIBOR-ICE	2.354%	Semi-Annually	5/21/25	96,000	96,000
	$56,000,000						$(250,419)	$(250,790)
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Long	328	9/15	$41,384,375	$(10,250)	$(275,517)

60	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $94,391,235.

(5)	A copy of the most recent financial statements for these exchange-traded funds and investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Perpetual security. Maturity date is not applicable.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ETF	Exchange-Traded Fund

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

SEK	Swedish Krona

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	61

Nuveen Strategic Income Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Electric Utilities – 0.0%

10,000	Exelon Corporation, (7)	6.500%		BBB–	$453,600

	Independent Power & Renewable Electricity Producers – 0.1%

7,500	Dynegy Inc.	5.375%		N/R	745,500
	Total Convertible Preferred Securities (cost $1,253,000)				1,199,100

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.4% (6)

	Auto Components – 0.2%

$993	Cooper-Standard Automotive Inc., Term Loan B	4.000%	4/05/21	BB–	$992,293

1,990	Crowne Group LLC, First Lien Term Loan B	6.000%	9/29/20	B	1,990,000
2,983	Total Auto Components				2,982,293

	Diversified Financial Services – 0.1%

1,000	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	997,500

	Electrical Equipment – 0.0%

498	Custom Sensors & Technologies Inc., First Lien Term Loan	4.500%	9/30/21	B	497,344

	Health Care Equipment & Supplies – 0.1%

998	Surgery Center Holdings Inc., First Lien Term Loan	5.250%	7/24/20	B1	995,006

	Health Care Providers & Services – 0.2%

1,985	RegionalCare Hospital Partners Inc., First Lien Term Loan	6.000%	4/23/19	B	1,986,240

	Hotels, Restaurants & Leisure – 0.4%

1,990	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	1,989,588

1,500	Life Time Fitness, First Lien Term Loan B	4.250%	6/10/22	BB–	1,490,859

985	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	967,146
4,475	Total Hotels, Restaurants & Leisure				4,447,593

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers – 0.1%

$65	Empire Generating Company LLC, Term Loan C	5.250%	3/12/21	B+	$62,608

888	Empire Generating Company LLC	5.250%	3/12/21	B+	853,650
953	Total Independent Power & Renewable Electricity Producers				916,258

	Oil, Gas & Consumable Fuels – 0.1%

985	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B	682,004

2,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	Caa2	805,000
2,985	Total Oil, Gas & Consumable Fuels				1,487,004

	Professional Services – 0.2%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	983,333

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	983,333
2,000	Total Professional Services				1,966,666
$17,877	Total Variable Rate Senior Loan Interests (cost $17,740,472)				16,275,904

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.9%

	Banks – 1.2%

20,600	AgriBank FCB, (16)	6.875%		BBB+	$2,168,150

50,000	Citigroup Inc., (7)	6.875%		BB+	1,333,000

20,000	Cobank Agricultural Credit Bank, (16)	6.200%		BBB+	2,026,250

118,392	PNC Financial Services	6.125%		Baa2	3,248,676

95,250	Regions Financial Corporation	6.375%		BB	2,397,443

14,000	Royal Bank of Scotland Group PLC	5.750%		B+	339,220

110,000	Wells Fargo & Company	6.625%		BBB	3,036,000
	Total Banks				14,548,739

	Capital Markets – 0.1%

73,000	Goldman Sachs Group, Inc.	5.500%		Ba1	1,789,960

	Consumer Finance – 0.2%

83,000	Discover Financial Services	6.500%		BB–	2,114,010

	Insurance – 0.4%

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,899,446

100,000	Reinsurance Group of America Inc.	6.200%		BBB	2,723,000
	Total Insurance				4,622,446

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	0.000%		Baa3	233,500
	Total $25 Par (or similar) Retail Preferred (cost $22,449,828)				23,308,655

Nuveen Investments	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 71.8%

		Aerospace & Defense – 0.6%

$1,500		Bombardier Inc., 144A	7.500%	3/15/18	B+	$1,567,500

2,140		Exelis, Inc.	5.550%	10/01/21	BBB–	2,354,668

3,000		Martin Marietta Materials	4.250%	7/02/24	BBB	3,036,951
		Total Aerospace & Defense				6,959,119

		Air Freight & Logistics – 0.1%

1,750		XPO Logistics, Inc., 144A	6.500%	6/15/22	B1	1,712,813

		Airlines – 0.7%

2,000		Air Canada, 144A, (7)	7.750%	4/15/21	B	2,135,000

2,000		American Airlines Group Inc., 144A	4.625%	3/01/20	B+	1,935,000

2,941		Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	3,300,863

1,500		VistaJet Malta Finance PLC, 144A, (7)	7.750%	6/01/20	B	1,440,000
		Total Airlines				8,810,863

		Asset-Backed Securities – 0.1%

1,769		American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,831,220

		Auto Components – 0.8%

1,575		American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	1,653,750

1,000		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., 144A	7.875%	10/01/22	Caa1	997,500

1,500		MPG Holdco I Inc.	7.375%	10/15/22	B+	1,597,500

1,250		Nexteer Automotive Group Limited, 144A	5.875%	11/15/21	BB+	1,281,250

1,300		Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	1,369,875

1,250		Stackpole International Intermediate Company, 144A, (7)	7.750%	10/15/21	B+	1,231,250

1,580		Tenneco Inc.	5.375%	12/15/24	BB+	1,623,450
		Total Auto Components				9,754,575

		Automobiles – 0.6%

1,000	EUR	Fiat Finance & Trade SA, Reg S	7.000%	3/23/17	BB–	1,194,285

3,000		General Motors Corporation, (7)	4.000%	4/01/25	BBB–	2,944,902

3,240		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	3,278,430
		Total Automobiles				7,417,617

		Banks – 9.2%

1,000		Banco Do Brasil, 144A	9.000%	12/31/49	BB–	902,200

2,000		Bancolombia SA	5.950%	6/03/21	Baa2	2,193,000

15,750		Bank of America Corporation, (7)	4.000%	4/01/24	A	16,026,806

4,210		Bank of America Corporation	4.200%	8/26/24	A–	4,199,862

4,025		Bank of America Corporation	4.250%	10/22/26	A–	3,942,902

5,125		Bank of America Corporation, (7)	6.250%	3/05/65	BB+	5,102,604

2,700		Barclays Bank PLC	3.650%	3/16/25	A	2,553,655

64	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Banks (continued)

$1,760		CIT Group Inc.	5.000%	8/01/23	BB+	$1,733,600

7,000		Citigroup Inc.	3.875%	10/25/23	A	7,143,640

7,210		Citigroup Inc.	3.750%	6/16/24	A	7,252,719

6,000		Citigroup Inc.	4.300%	11/20/26	A–	5,866,932

1,835		Citigroup Inc.	6.125%	8/25/36	A–	2,096,256

3,500		Credit Agricole, S.A, 144A, (7)	6.625%	12/23/64	BB+	3,416,000

2,545		General Electric Capital Corporation	6.875%	1/10/39	AA+	3,417,105

2,360		HSBC Holdings PLC	6.800%	6/01/38	A+	2,930,285

4,515		JPMorgan Chase & Company	4.500%	1/24/22	A+	4,838,604

3,605		JPMorgan Chase & Company	3.375%	5/01/23	A	3,500,524

3,000		JPMorgan Chase & Company	4.125%	12/15/26	A	2,949,828

2,280		JPMorgan Chase & Company, (7)	6.400%	5/15/38	A+	2,825,465

4,620		JP Morgan Chase & Company	6.750%	12/31/49	BBB–	4,936,147

1,000		Popular Inc., (7)	7.000%	7/01/19	BB–	1,000,000

1,220		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,297,149

1,500	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB–	1,668,097

3,335		Santander UK PLC, 144A, (7)	5.000%	11/07/23	A–	3,412,652

2,485		Societe Generale, 144A	5.000%	1/17/24	A–	2,488,370

1,960		Standard Chartered PLC, 144A, (7)	5.700%	3/26/44	A+	2,031,877

3,110		Standard Chartered PLC, 144A, (7)	6.500%	12/29/49	BBB	3,136,830

1,500		State Bank of India London, 144A	3.622%	4/17/19	BBB–	1,532,705

2,000		State Bank of India London, 144A	4.875%	4/17/24	BBB–	2,091,226

4,500		Wells Fargo & Company	4.100%	6/03/26	A+	4,518,968
		Total Banks				111,006,008

		Beverages – 0.5%

1,250		Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,107,150

800		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	843,511

1,350		Constellation Brands Inc.	4.250%	5/01/23	BB+	1,329,750

2,000		DS Services of America, Inc., 144A	10.000%	9/01/21	BB–	2,340,000
		Total Beverages				5,620,411

		Building Products – 1.0%

1,000		Associated Materials Inc.	9.125%	11/01/17	B–	830,000

1,500		Builders FirstSource, Inc., 144A, (7)	7.625%	6/01/21	B	1,552,500

1,500		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	1,447,500

1,875		Masco Corporation	5.950%	3/15/22	BBB	2,104,688

2,000		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,130,000

1,896		Odebrecht Offshore Drilling Finance Limited, 144A	6.625%	10/01/22	BB	1,317,581

2,740		Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,777,176
		Total Building Products				12,159,445

Nuveen Investments	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Capital Markets – 4.0%

$6,000		Goldman Sachs Group, Inc.	5.750%	1/24/22	A	$6,824,814

18,000		Goldman Sachs Group, Inc.	4.000%	3/03/24	A	18,314,064

10,380		Morgan Stanley	3.750%	2/25/23	A	10,495,633

12,500		Morgan Stanley	4.350%	9/08/26	A–	12,248,500
		Total Capital Markets				47,883,011

		Chemicals – 2.4%

3,000		Agrium Inc.	3.375%	3/15/25	BBB	2,852,418

2,625		Braskem Finance Limited, 144A, (7)	5.750%	4/15/21	BBB–	2,493,750

2,000		CF Industries Inc.	5.150%	3/15/34	Baa2	1,975,410

1,500		Chemours Co, 144A, (7)	6.625%	5/15/23	BB–	1,453,125

1,565		Eastman Chemical Company	3.600%	8/15/22	BBB	1,581,958

2,000		Eastman Chemical Company	3.800%	3/15/25	BBB	1,996,466

1,450		Hexion Inc.	6.625%	4/15/20	B3	1,330,375

964		Ineos Group Holdings SA, 144A, (7)	6.125%	8/15/18	B–	984,485

1,700		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	1,759,500

2,000		Momentive Performance Materials Inc., (3), (9)	8.875%	10/15/20	N/R	—

2,000		Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,795,000

2,000		NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	2,030,000

1,350		NOVA Chemicals Corporation, 144A, (7)	5.000%	5/01/25	BBB–	1,355,063

1,600		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,668,192

1,750		Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	1,806,875

1,605		PolyOne Corporation	5.250%	3/15/23	BB	1,588,950

1,385		Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB+	1,236,113

1,500		Tronox Finance LLC, (7)	6.375%	8/15/20	BB–	1,391,250
		Total Chemicals				29,298,930

		Commercial Services & Supplies – 1.0%

1,995		ABX Group Inc.	6.375%	12/01/19	Ba3	1,935,150

1,290		ADT Corporation, (7)	6.250%	10/15/21	BBB–	1,354,500

1,800		Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,818,000

1,325		Clean Harbors Inc.	5.250%	8/01/20	BB+	1,344,875

1,220		Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,276,425

250		Covanta Holding Corporation	5.875%	3/01/24	Ba3	249,375

2,000		ERAC USA Finance LLC, 144A, (7)	3.850%	11/15/24	BBB+	2,007,406

1,000	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	800,600

800		R.R. Donnelley & Sons Company, (7)	7.625%	6/15/20	BB–	900,000

1,000		West Corporation, 144A	5.375%	7/15/22	B+	935,000
		Total Commercial Services & Supplies				12,621,331

66	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Communications Equipment – 0.2%

$2,000		Avaya Inc., 144A	7.000%	4/01/19	B1	$1,955,000

1,000		Goodman Networks Inc., (7)	12.125%	7/01/18	B–	830,000
		Total Communications Equipment				2,785,000

		Construction & Engineering – 0.1%

1,450		AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	1,468,125

500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC	330,000
		Total Construction & Engineering				1,798,125

		Construction Materials – 0.5%

1,500		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	1,670,625

1,500		Cemex SAB de CV, 144A, (7)	5.700%	1/11/25	BB–	1,430,550

1,200		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,194,000

2,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,080,000
		Total Construction Materials				6,375,175

		Consumer Finance – 1.6%

3,938		Capital One Bank	3.375%	2/15/23	Baa1	3,825,298

1,500		Credit Acceptance Corporation, 144A	7.375%	3/15/23	BB	1,548,750

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,457,941

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,418,410

1,500		Enova International, Inc.	9.750%	6/01/21	B	1,417,500

1,456		First Data Corporation, 144A	6.750%	11/01/20	BB	1,538,817

3,445		Ford Motor Credit Company	4.250%	9/20/22	BBB–	3,587,750
		Total Consumer Finance				18,794,466

		Containers & Packaging – 0.9%

1,043		Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	1,079,634

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	1,660,328

3,600		Packaging Corporation of America	3.650%	9/15/24	BBB	3,527,759

1,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	995,000

3,640		Rock-Tenn Company	4.900%	3/01/22	BBB	3,919,479
		Total Containers & Packaging				11,182,200

		Diversified Consumer Services – 0.4%

1,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	1,010,000

1,220		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	817,400

1,500	GBP	Pizza Express, 144A	6.625%	8/01/21	B	2,432,746
		Total Diversified Consumer Services				4,260,146

		Diversified Financial Services – 1.7%

2,000		Argos Merger Sub Inc., 144A, (7)	7.125%	3/15/23	B–	2,095,000

5,465		BNP Paribas, (7)	4.250%	10/15/24	A	5,389,933

1,250		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	906,250

Nuveen Investments	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services (continued)

$1,500	Fly Leasing Limited	6.750%	12/15/20	BB	$1,545,000

1,750	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	1,802,500

1,500	Jefferies Finance LLC Corporation, 144A, (7)	7.375%	4/01/20	B+	1,473,750

1,300	Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,261,000

1,745	Nationstar Mortgage LLC Capital Corporation, (7)	7.875%	10/01/20	B+	1,740,638

3,705	Synchrony Financial, (7)	4.250%	8/15/24	BBB–	3,720,913
	Total Diversified Financial Services				19,934,984

	Diversified Telecommunication Services – 3.7%

5,000	AT&T, Inc.	3.000%	6/30/22	A–	4,827,820

1,250	AT&T, Inc., (7)	5.550%	8/15/41	A–	1,280,713

2,780	Brasil Telecom SA, 144A, (7)	5.750%	2/10/22	BB+	2,408,175

3,000	CenturyLink Inc., 144A	5.625%	4/01/25	BB+	2,707,500

1,000	CenturyLink Inc.	6.750%	12/01/23	BB+	1,003,125

1,100	CyrusOne LP Finance	6.375%	11/15/22	B+	1,138,500

1,470	Frontier Communications Corporation, (7)	8.500%	4/15/20	BB	1,536,885

1,000	Frontier Communications Corporation	7.625%	4/15/24	BB	882,500

1,750	GCI Inc.	6.875%	4/15/25	BB–	1,767,500

1,835	IntelSat Jackson Holdings, (7)	6.625%	12/15/22	CCC+	1,669,850

1,000	Level 3 Financing Inc., (7)	5.375%	8/15/22	BB	1,010,000

1,480	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	B+	1,487,400

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,604,850

3,000	SBA Communications Corporation	4.875%	7/15/22	B	2,921,250

11,385	Verizon Communications	5.150%	9/15/23	A–	12,464,765

3,000	Verizon Communications, (7)	3.500%	11/01/24	A–	2,917,977

700	Verizon Communications	6.550%	9/15/43	A–	818,828

1,265	Windstream Corporation	6.375%	8/01/23	BB	1,029,394
	Total Diversified Telecommunication Services				44,477,032

	Electric Utilities – 1.7%

2,030	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	2,008,813

2,485	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	2,596,825

2,010	Constellation Energy Group	5.150%	12/01/20	BBB+	2,224,204

2,600	Eskom Holdings Limited, 144A, (7)	7.125%	2/11/25	BB+	2,630,628

3,145	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	3,219,209

1,250	FirstEnergy Corporation	4.250%	3/15/23	Baa3	1,257,803

2,615	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	2,683,074

1,750	Intergen NV, 144A	7.000%	6/30/23	B+	1,557,500

1,700	PPL Energy Supply LLC, 144A, (7)	6.500%	6/01/25	BB–	1,700,000

1,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	980,000
	Total Electric Utilities				20,858,056

68	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electrical Equipment – 0.2%

$2,000	Molex Electronic Technologies LLC, 144A	3.900%	4/15/25	BBB	$1,937,904

	Electronic Equipment, Instruments & Components – 0.1%

1,400	Anixter Inc.	5.125%	10/01/21	BB+	1,424,500

	Energy Equipment & Services – 1.9%

1,100	Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	1,015,740

1,985	Diamond Offshore Drilling Inc., (7)	5.700%	10/15/39	A3	1,737,532

500	Drill Rigs Holdings Inc., 144A, (7)	6.500%	10/01/17	B–	438,750

3,075	Ensco PLC, (7)	4.700%	3/15/21	BBB+	3,132,195

2,500	Ensco PLC, (7)	5.200%	3/15/25	BBB+	2,475,163

500	McDermott International Inc., 144A	8.000%	5/01/21	BB–	450,000

1,835	Nabors Industries Inc., (7)	4.625%	9/15/21	BBB	1,823,019

3,000	Noble Holding International Limited, (7), GDR	5.950%	4/01/25	BBB	2,957,931

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	Baa2	2,051,674

750	Pacific Drilling V Limited, 144A, (7)	7.250%	12/01/17	B+	645,000

2,750	Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,793,442

1,500	Seventy Seven Energy Inc., (7)	6.625%	11/15/19	B	1,185,000

700	Seventy Seven Energy Inc.	6.500%	7/15/22	CCC+	448,000

1,385	Weatherford International PLC	7.000%	3/15/38	BBB–	1,323,823
	Total Energy Equipment & Services				22,477,269

	Food & Staples Retailing – 0.8%

3,185	Kraft Foods Inc.	5.000%	6/04/42	BBB–	3,173,923

1,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,030,000

2,000	Supervalu Inc., (7)	7.750%	11/15/22	B	2,098,750

3,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,938,134
	Total Food & Staples Retailing				9,240,807

	Food Products – 0.7%

1,500	BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB	1,471,875

1,750	Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	1,793,750

2,000	Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	1,993,340

1,295	Pilgrim’s Pride Corporation, 144A, (7)	5.750%	3/15/25	BB+	1,307,950

2,000	Tyson Foods, (7)	3.950%	8/15/24	BBB	2,014,676
	Total Food Products				8,581,591

	Gas Utilities – 0.2%

1,390	Ferrellgas LP	6.750%	1/15/22	B+	1,393,475

200	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	206,500

1,250	Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,249,375
	Total Gas Utilities				2,849,350

Nuveen Investments	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Equipment & Supplies – 0.4%

250	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	$289,165

3,000		Medtronic, PLC, 144A	3.500%	3/15/25	A	2,989,761

1,000		Tenet Healthcare Corporation, (7)	4.375%	10/01/21	Ba2	977,500
		Total Health Care Equipment & Supplies				4,256,426

		Health Care Providers & Services – 0.7%

2,000		Aetna Inc.	3.500%	11/15/24	A	1,960,550

3,000		HCA Inc.	5.375%	2/01/25	BB–	3,048,900

255		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	263,925

1,750		Kindred Healthcare Inc., (7)	6.375%	4/15/22	B2	1,747,813

1,000		Select Medical Corporation	6.375%	6/01/21	B–	1,010,000
		Total Health Care Providers & Services				8,031,188

		Hotels, Restaurants & Leisure – 0.8%

1,500		1011778 BC ULC/New Red Finance Inc., 144A, (7)	6.000%	4/01/22	B–	1,541,250

1,250		Caesars Entertainment Resort Properties LLC	8.250%	10/01/20	B+	1,177,350

1,250		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., 144A, (7)	9.375%	5/01/22	B–	937,500

1,500		Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B–	1,601,250

2,000		Scientific Games International Inc.	10.000%	12/01/22	B	1,915,000

2,350		Wynn Macau Limited, 144A, (7)	5.250%	10/15/21	BB	2,220,750
		Total Hotels, Restaurants & Leisure				9,393,100

		Household Durables – 1.2%

1,875		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,866,413

2,940		Harman International Industries, Inc.	4.150%	5/15/25	BBB–	2,897,408

2,000		K. Hovnanian Enterprises Inc., 144A	7.250%	10/15/20	Ba3	2,040,000

1,750		KB Home	7.000%	12/15/21	B+	1,806,875

1,000		KB Home	7.625%	5/15/23	B+	1,045,000

1,500		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,511,250

1,000		Standard Pacific Corporation	5.875%	11/15/24	BB–	1,030,000

1,800		William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,944,000
		Total Household Durables				14,140,946

		Household Products – 0.3%

1,300		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,263,587

2,000		Macys Retail Holdings Inc.	4.500%	12/15/34	BBB+	1,918,936
		Total Household Products				3,182,523

		Independent Power & Renewable Electricity Producers – 1.4%

2,000		Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	2,060,000

3,700		AES Corporation, (7)	7.375%	7/01/21	BB	4,060,750

3,000		Calpine Corporation	5.750%	1/15/25	BB–	2,917,500

70	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers (continued)

$1,000	Columbia Pipeline Group, Inc., 144A	4.500%	6/01/25	Baa2	$983,745

1,000	Dynegy Inc., 144A	6.750%	11/01/19	B+	1,040,500

2,000	Dynegy Inc., 144A	7.625%	11/01/24	B+	2,115,000

1,500	GenOn Energy Inc., (7)	7.875%	6/15/17	B	1,518,750

1,650	GenOn Energy Inc.	9.500%	10/15/18	B	1,683,000
	Total Independent Power & Renewable Electricity Producers				16,379,245

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A, (7)	5.250%	3/25/24	BBB–	1,025,000

1,000	Stena AB, 144A	7.000%	2/01/24	BB	965,000
	Total Industrial Conglomerates				1,990,000

	Insurance – 2.0%

2,475	AFLAC Insurance	6.450%	8/15/40	A	3,007,803

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	2,912,613

3,255	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	2,839,988

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,622,777

3,498	Lincoln National Corporation	4.200%	3/15/22	A–	3,670,591

2,840	Pacific LifeCorp., 144A	6.000%	2/10/20	BBB+	3,208,604

3,015	Symetra Financial Corporation	4.250%	7/15/24	BBB+	3,007,927

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	2,059,220
	Total Insurance				24,329,523

	IT Services – 0.1%

1,770	Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	1,748,229

	Machinery – 0.7%

1,310	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,346,025

925	Commercial Vehicle Group, (7)	7.875%	4/15/19	B	948,125

1,510	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	1,562,850

3,100	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	3,033,226

1,640	Terex Corporation, (7)	6.000%	5/15/21	BB	1,648,200
	Total Machinery				8,538,426

	Marine – 0.5%

2,000	Eletson Holdings Inc., 144A	9.625%	1/15/22	B	1,950,000

1,000	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,042,500

1,200	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	1,182,000

1,350	Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,292,625
	Total Marine				5,467,125

	Media – 3.7%

2,750	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,346,558

1,500	Altice S.A, 144A	7.750%	5/15/22	B	1,451,250

Nuveen Investments	71

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media (continued)

$1,850		Cablevision Systems Corporation	5.875%	9/15/22	B1	$1,794,500

2,810		CBS Corporation	3.500%	1/15/25	BBB	2,688,524

1,175		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,067,047

740		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	721,500

1,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	971,250

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,178,127

3,000		Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	2,883,147

3,000		CSC Holdings Inc.	6.750%	11/15/21	BB	3,165,000

5,335		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,365,687

1,460		Dish DBS Corporation	4.250%	4/01/18	BB–	1,485,550

1,590		Dish DBS Corporation	5.875%	11/15/24	BB–	1,527,394

1,000		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,017,500

1,000		McClatchy Company	9.000%	12/15/22	B1	952,500

1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	1,020,000

2,006		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,977,164

1,750		Radio One Inc., 144A, (7)	7.375%	10/15/22	B	1,715,000

1,310		Sinclair Television Group	6.375%	11/01/21	B+	1,352,575

1,000		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,027,500

1,750		Tribune Media Company, 144A	5.875%	7/15/22	BB–	1,763,125

1,500		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,567,500

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,448,409

1,500		WMG Acquisition Group, 144A, (7)	6.000%	1/15/21	B+	1,530,000
		Total Media				44,016,807

		Metals & Mining – 3.2%

500		AK Steel Corporation, (7)	7.625%	10/01/21	B–	407,500

3,055		Alcoa Inc.	5.400%	4/15/21	BBB–	3,202,007

2,500		Allegheny Technologies Inc.	5.875%	8/15/23	BB+	2,546,875

2,690		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,449,444

2,040		ArcelorMittal	7.000%	2/25/22	Ba1	2,198,100

2,000		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	2,027,500

2,060		Cliffs Natural Resources Inc., (7)	4.800%	10/01/20	B3	978,500

1,750		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	1,732,500

1,550		First Quantum Minerals Limited, 144A, (7)	6.750%	2/15/20	BB–	1,499,625

3,165		Freeport McMoRan, Inc., (7)	3.550%	3/01/22	BBB	2,929,613

2,000		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	2,155,000

2,610		Newmont Mining Corporation, (7)	3.500%	3/15/22	BBB	2,490,830

1,775		Teck Resources Limited	6.125%	10/01/35	BBB–	1,463,179

1,140		Teck Resources Limited	6.250%	7/15/41	BBB–	917,392

72	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Metals & Mining (continued)

$1,500		Tupy S.A., 144A	6.625%	7/17/24	BB	$1,468,125

2,000		Vale Overseas Limited, (7)	4.375%	1/11/22	BBB+	1,953,904

2,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	1,860,000

1,985		Xstrata Finance Canada Limited, 144A	4.250%	10/25/22	BBB	1,950,479

1,265		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,362,650

3,000		Yamana Gold Inc.	4.950%	7/15/24	Baa3	2,889,696
		Total Metals & Mining				38,482,919

		Multiline Retail – 0.2%

1,200		Family Tree Escrow LLC, 144A, (7)	5.250%	3/01/20	Ba3	1,255,500

1,500		J.C. Penney Company Inc., (7)	8.125%	10/01/19	Caa2	1,485,000
		Total Multiline Retail				2,740,500

		Oil, Gas & Consumable Fuels – 9.8%

740		Amerada Hess Corporation	7.125%	3/15/33	BBB	848,966

4,170		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	4,699,655

1,600		Antero Resources Corporation, (7)	5.125%	12/01/22	BB	1,512,000

3,650		Apache Corporation	4.250%	1/15/44	BBB+	3,169,784

1,700	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,395,116

1,000		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B–	937,500

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A3	1,525,590

2,965		BP Capital Markets PLC, (7)	3.814%	2/10/24	A	3,018,841

2,130		California Resources Corporation, (7)	5.500%	9/15/21	BB	1,853,526

1,900		Calumet Specialty Products	7.625%	1/15/22	B+	1,938,000

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,490,689

1,700		Canadian Oil Sands Trust, 144A	7.750%	5/15/19	Baa2	1,849,000

1,120		Cenovus Energy Inc., (7)	3.800%	9/15/23	BBB+	1,106,634

1,500		Chaparral Energy Inc.	7.625%	11/15/22	B–	1,080,000

900		Chesapeake Energy Corporation	6.125%	2/15/21	BB+	846,000

1,000		Chesapeake Energy Corporation, (7)	4.875%	4/15/22	BB+	867,500

4,300		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	4,391,366

1,425		Concho Resources Inc.	5.500%	10/01/22	BB+	1,417,875

2,965		Continental Resources Inc.	5.000%	9/15/22	BBB–	2,907,571

1,750		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,785,000

1,500		Denbury Resources Inc.	5.500%	5/01/22	BB	1,338,750

1,400		Energy Transfer Equity LP	5.875%	1/15/24	BB+	1,451,800

1,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	997,500

500		Energy XXI Gulf Coast Inc., 144A, (7)	11.000%	3/15/20	BB	437,500

2,315		EnLink Midstream Partners LP	4.150%	6/01/25	BBB	2,254,000

1,450		EnQuest PLC, 144A	7.000%	4/15/22	B	1,145,500

Nuveen Investments	73

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,500		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	$1,395,000

2,000		Gibson Energy, 144A	6.750%	7/15/21	BB	2,065,000

1,500		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,440,000

750		Halcon Resources Corporation, (7)	8.875%	5/15/21	CCC	493,125

2,300		Hess Corporation, (7)	3.500%	7/15/24	BBB	2,216,712

2,415		Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,352,053

600		Kinder Morgan Energy Partners, LP	6.950%	1/15/38	BBB–	644,812

1,500		Linn Energy LLC Finance Corporation	8.625%	4/15/20	B1	1,230,315

5,000		Marathon Petroleum Corporation, (7)	3.625%	9/15/24	BBB	4,909,040

1,660		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,630,950

2,000		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,850,000

1,000		Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	952,500

2,000		MPLX LP	4.000%	2/15/25	BBB–	1,951,342

2,095		Newfield Exploration Company	5.375%	1/01/26	BBB–	2,074,050

1,550		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,546,125

1,000		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	940,000

1,000		Northern Oil and Gas Inc.	8.000%	6/01/20	B–	910,000

1,750		Oasis Petroleum Inc., (7)	6.875%	3/15/22	B+	1,776,250

1,130	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	937,520

1,750		Peabody Energy Corporation, 144A, (7)	10.000%	3/15/22	BB+	1,085,000

1,245		Penn Virginia Corporation, (7)	8.500%	5/01/20	CCC+	1,117,388

1,000		Pertamina Persero PT, 144A	4.875%	5/03/22	Baa3	1,008,750

1,275		Petro Canada	6.800%	5/15/38	A–	1,609,200

1,770		Petrobras International Finance Company	6.875%	1/20/40	BBB–	1,576,822

3,000		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	3,234,984

1,720		Rose Rock Midstream LP / Rose Rock Finance Corporation, (7)	5.625%	7/15/22	B1	1,681,300

1,750		Sabine Pass Liquefaction LLC, (7)	5.625%	2/01/21	BB+	1,785,000

1,000		Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	997,500

1,845		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	AA–	1,885,496

2,600		Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	2,565,417

1,445		Southwestern Energy Company, (7)	4.100%	3/15/22	BBB–	1,417,448

1,000		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,047,500

1,520		Targa Resources Inc.	4.250%	11/15/23	BB+	1,406,000

1,500		Tesoro Logistics LP Finance Corporation, 144A	5.500%	10/15/19	BB	1,556,250

1,900		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	1,870,075

1,000		Transocean Inc., (7)	6.375%	12/15/21	BBB–	900,000

4,100		Transocean Inc., (7)	3.800%	10/15/22	BBB–	3,085,246

3,325		Valero Energy Corporation	3.650%	3/15/25	BBB	3,233,034

1,500		Vanguard Natural Resources Finance	7.875%	4/01/20	B	1,432,500

74	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Western Refining Inc.	6.250%	4/01/21	B+	$2,015,000

1,500	Whiting Petroleum Corporation	5.750%	3/15/21	BB	1,476,000

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,761,070
	Total Oil, Gas & Consumable Fuels				118,327,437

	Paper & Forest Products – 0.7%

3,100	Domtar Corporation	6.750%	2/15/44	BBB–	3,276,740

1,500	Mercer International Inc.	7.750%	12/01/22	B+	1,612,500

1,750	Resolute Forest Products	5.875%	5/15/23	BB–	1,592,500

950	Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	985,625

1,500	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,425,000
	Total Paper & Forest Products				8,892,365

	Personal Products – 0.5%

1,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	1,605,000

2,915	International Paper Company	8.700%	6/15/38	BBB	3,994,392
	Total Personal Products				5,599,392

	Pharmaceuticals – 0.4%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B1	2,025,000

1,950	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	2,053,594

1,000	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	1,025,000
	Total Pharmaceuticals				5,103,594

	Professional Services – 0.1%

1,500	CEB Inc., 144A	5.625%	6/15/23	BB–	1,507,500

	Real Estate Investment Trust – 2.4%

3,070	American Tower Company	5.000%	2/15/24	BBB	3,245,423

1,795	ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	1,748,258

1,500	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	1,467,015

3,300	Crown Castle International Corporation	5.250%	1/15/23	BBB–	3,323,925

3,500	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	3,413,470

750	KWG Property Holdings Limited, Reg S	13.250%	3/22/17	B+	819,375

2,060	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,107,020

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,089,938

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,520,124

2,125	Prologis Inc.	6.875%	3/15/20	BBB+	2,454,736

2,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A, (7)	5.250%	12/01/21	B	2,025,000

3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	3,013,845

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,661,001
	Total Real Estate Investment Trust				28,889,130

Nuveen Investments	75

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development – 0.4%

$500	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	$530,625

675	Gemdale International Investment Limited, Reg S	7.125%	11/16/17	Ba3	696,938

2,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,060,000

500	Kaisa Group Holdings Limited, 144A, (9)	8.875%	3/19/18	Ca	260,000

1,315	Mattamy Group Corporation, 144A, (7)	6.500%	11/15/20	BB	1,268,975
	Total Real Estate Management & Development				4,816,538

	Road & Rail – 0.2%

1,000	Hertz Corporation, (7)	7.375%	1/15/21	B	1,041,250

1,750	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,771,875
	Total Road & Rail				2,813,125

	Semiconductors & Semiconductor Equipment – 0.4%

1,500	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,267,500

3,000	Micron Technology, Inc., 144A	5.500%	2/01/25	BB	2,811,000

1,000	NXP BV, 144A	5.750%	3/15/23	BB	1,040,000
	Total Semiconductors & Semiconductor Equipment				5,118,500

	Software – 0.9%

1,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,215,000

2,395	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,458,422

2,065	Open Text Corporation, 144A	5.625%	1/15/23	BB	2,044,350

1,100	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	1,137,070

1,000	SS&C Technologies Holdings, Inc., 144A, (WI/DD)	5.875%	7/15/23	B+	1,010,000

2,500	Total System Services Inc.	3.750%	6/01/23	BBB+	2,456,030
	Total Software				10,320,872

	Specialty Retail – 1.2%

2,000	Bed Bath and Beyond Incorporated	3.749%	8/01/24	A–	1,995,012

1,150	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,213,250

1,175	Guitar Center Inc., 144A	6.500%	4/15/19	B–	1,075,125

3,000	L Brands, Inc.	5.625%	10/15/23	BB+	3,150,000

1,250	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	1,315,625

4,485	Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,529,250

1,450	The Men’s Warehouse Inc., (7)	7.000%	7/01/22	B2	1,551,500
	Total Specialty Retail				14,829,762

	Technology Hardware, Storage & Peripherals – 0.1%

950	NCR Corporation	6.375%	12/15/23	BB	1,007,000

	Textiles, Apparel & Luxury Goods – 0.3%

1,695	Levi Strauss & Company, 144A	5.000%	5/01/25	BB	1,639,913

1,750	Polymer Group Inc., 144A, (7)	6.875%	6/01/19	CCC+	1,610,000
	Total Textiles, Apparel & Luxury Goods				3,249,913

76	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Tobacco – 0.7%

$1,006		Altria Group Inc.	9.950%	11/10/38	BBB+	$1,619,897

2,800		Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,724,834

3,765		Reynolds American Inc.	3.250%	11/01/22	BBB–	3,626,282
		Total Tobacco				7,971,013

		Trading Companies & Distributors – 0.5%

1,995		Air Lease Corporation	3.875%	4/01/21	BBB–	2,014,950

2,237		United Rentals North America Inc.	7.375%	5/15/20	BB–	2,386,857

2,000		United Rentals North America Inc.	4.625%	7/15/23	BB+	1,961,200
		Total Trading Companies & Distributors				6,363,007

		Transportation Infrastructure – 0.2%

2,000		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	2,080,000

825		Asciano Finance, 144A	5.000%	4/07/18	BBB	884,153
		Total Transportation Infrastructure				2,964,153

		Wireless Telecommunication Services – 1.9%

1,000		Altice Financing SA, 144A	6.625%	2/15/23	BB–	992,800

2,000		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	2,075,000

1,500		Digicel Limited, 144A	6.000%	4/15/21	B1	1,446,180

1,500		Digicel Limited, 144A	6.750%	3/01/23	B1	1,470,450

3,000		ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	2,944,953

750		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	780,000

1,115		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,075,975

2,300		Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	2,219,500

1,000		Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,003,750

4,000		Sprint Corporation	7.250%	9/15/21	B+	3,900,000

1,350		Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,344,938

1,225		T-Mobile USA Inc.	6.731%	4/28/22	BB	1,277,063

2,306		Viacom Inc.	4.375%	3/15/43	BBB+	1,868,213

1,000		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	985,000
		Total Wireless Telecommunication Services				23,383,822
		Total Corporate Bonds (cost $871,052,717)				865,906,028

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.0%

		Banks – 3.8%

$1,000		Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (10)	BB	$1,075,000

3,500		Barclays PLC, (7)	8.250%	N/A (10)	BB+	3,695,860

2,830	EUR	Barclays PLC	6.500%	N/A (10)	BB+	3,143,673

2,000		Citigroup Inc.	8.400%	N/A (10)	BB+	2,272,500

Nuveen Investments	77

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$1,525	Fifth Third Bancorp.	5.100%	N/A (10)	Baa3	$1,429,688

6,000	General Electric Capital Corporation	7.125%	N/A (10)	A+	6,922,500

4,488	HSBC Holdings PLC, (7)	6.375%	N/A (10)	BBB	4,499,220

2,000	ING Groep N.V	6.000%	N/A (10)	Ba1	1,973,750

1,448	Lloyd’s Banking Group PLC	7.500%	N/A (10)	BB+	1,491,440

4,230	Nordea Bank AB, 144A	6.125%	N/A (10)	BBB	4,170,514

1,500	Societe Generale, 144A	1.021%	N/A (10)	BB+	1,383,750

2,000	Societe Generale, 144A, (7)	7.875%	N/A (10)	BB+	2,010,000

2,620	SunTrust Bank Inc., (7)	5.625%	N/A (10)	Baa3	2,636,375

5,585	Wachovia Capital Trust III	5.570%	N/A (10)	BBB	5,522,169

3,000	Wells Fargo & Company, (7)	5.875%	N/A (10)	BBB	3,071,400
	Total Banks				45,297,839

	Capital Markets – 1.3%

4,000	Credit Suisse Group AG, 144A	7.500%	N/A (10)	BB+	4,164,800

2,515	Deutsche Bank AG, (7)	7.500%	N/A (10)	BB+	2,508,711

1,495	Goldman Sachs Capital II	4.000%	N/A (10)	Ba1	1,138,069

3,020	State Street Corporation	5.250%	N/A (10)	Baa1	3,023,775

4,800	UBS Group AG, Reg S	7.125%	N/A (10)	BB+	4,997,280
	Total Capital Markets				15,832,635

	Consumer Finance – 0.6%

2,620	American Express Company	5.200%	N/A (10)	Baa2	2,600,612

2,250	American Express Company	4.900%	N/A (10)	Baa2	2,179,800

2,825	Capital One Financial Corporation, (7)	5.550%	N/A (10)	Baa3	2,800,281
	Total Consumer Finance				7,580,693

	Diversified Financial Services – 0.3%

1,500	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (10)	Ba3	1,504,500

1,170	Rabobank Nederland, 144A	11.000%	N/A (10)	Baa2	1,482,975
	Total Diversified Financial Services				2,987,475

	Electric Utilities – 0.1%

1,570	Electricite de France, 144A	5.250%	N/A (10)	A–	1,571,963

	Industrial Conglomerates – 0.0%

1,000	OAS Financial Limited, 144A	0.000%	N/A (10)	N/R	204,000

	Insurance – 0.9%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,584,375

2,050	Catlin Insurance Company Limited, 144A	7.249%	N/A (10)	BBB+	1,916,750

1,985	Genworth Financial Inc., (7)	6.150%	11/15/66	Ba2	1,210,850

1,435	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,421,368

3,000	White Mountains Insurance Group, 144A	7.506%	N/A (10)	BB+	3,135,000

78	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance (continued)

$1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	$1,934,400
	Total Insurance				11,202,743
	Total $1,000 Par (or similar) Institutional Preferred (cost $84,874,007)				84,677,348

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 4.9%

$1,223	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,285,234

1,250	American Homes 4 Rent, Series 2014-SFR1	2.350%	6/17/31	Baa2	1,226,040

2,384	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	2,453,142

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,593,455

2,246	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,850,477

36	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	34,119

68	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	67,712

793	CAM Mortgage Trust 2014-2	4.450%	5/15/48	N/R	793,857

4,687	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	4,661,689

3,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.586%	6/15/34	A	3,000,690

270	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	272,299

599	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	547,494

1,747	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	1,844,153

482	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.385%	2/25/34	A	469,341

1,373	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	1,288,012

186	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.347%	10/25/47	B3	185,041

183	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	194,104

472	Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	9/01/24	Aaa	35,326

360	Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	403,909

301	Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	337,853

2,310	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	2,501,700

202	Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	207,773

357	Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	400,045

1,236	Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,386,852

149	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	163,461

154	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	171,039

55	Fannie Mae Mortgage Pool 725553	2.269%	9/01/33	Aaa	58,490

218	Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	246,131

84	Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	96,349

Nuveen Investments	79

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$65		Fannie Mae Mortgage Pool 735606	1.806%	5/01/35	Aaa	$68,040

69		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	78,110

277		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	312,257

299		Fannie Mae Mortgage Pool 745548	2.365%	1/01/35	Aaa	313,113

64		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	72,028

150		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	173,044

79		Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	83,567

234		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	263,455

75		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	85,833

—	(11)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	244

178		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	204,366

22		Fannie Mae Mortgage Pool 905597	5.785%	12/01/36	Aaa	23,527

591		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	640,500

99		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	112,063

57		Fannie Mae Mortgage Pool 946228	6.159%	9/01/37	Aaa	61,196

—	(11)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	131

8,000		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	8,244,375

657		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.730%	2/25/48	Aaa	657,653

14		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.306%	1/01/37	Aaa	14,740

7		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	7,090

396		Freddie Mac Gold Pool 1L0117	2.658%	10/01/29	Aaa	417,059

742		Freddie Mac Gold Pool 1K1238	2.384%	7/01/36	Aaa	793,699

199		Freddie Mac Gold Pool 847240	2.339%	7/01/30	Aaa	206,801

136		Freddie Mac Gold Pool 847411	2.289%	5/01/33	Aaa	141,729

1,441		Freddie Mac Gold Pool 848289	2.404%	5/01/38	Aaa	1,532,969

348		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	398,439

65		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	72,069

1,405		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	1,430,110

19		Freddie Mac Non Gold Participation Certificates 847681	2.249%	12/01/36	Aaa	20,127

107		Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	110,246

21		GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	20,402

1,500		Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,455,611

276		IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.474%	3/25/35	BBB+	275,339

3,909		Invitation Homes Trust 2014-SFR1	2.785%	6/19/31	Baa2	3,873,934

998		JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.471%	4/25/47	CCC	899,054

80	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$640		Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.528%	4/25/38	BB+	$653,761

2,901		Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,032,336

230		Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	241,236

1,000		ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.076%	8/12/49	BB	1,027,415

278		Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	278,421

551		RBSSP Resecuritization Trust, Series 2012-8 1A1	0.334%	10/28/36	N/R	530,142

134		Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	121,307

160		Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	161,545

492		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.504%	10/20/35	D	427,926

333		Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.343%	8/25/38	AA	351,706

21		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.642%	10/25/35	BBB–	21,153

508		National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	521,221
$58,442		Total Asset-Backed and Mortgage-Backed Securities (cost $57,749,416)				59,206,876

Shares		Description (1), (12)				Value

		INVESTMENT COMPANIES – 0.1%

36,000		Blackrock Credit Allocation Income Trust IV				$456,120

40,000		CBRE Clarion Global Real Estate Income Fund				318,400
		Total Investment Companies (cost $700,232)				774,520

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 10.5%

		Colombia – 0.1%

$850		Republic of Colombia	8.125%	5/21/24	BBB	$1,089,275

		Costa Rica – 0.4%

5,200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	5,031,000

		Dominican Republic – 0.4%

4,800		Dominican Republic, 144A	5.500%	1/27/25	BB–	4,812,000

		Hungary – 0.7%

2,240,000	HUF	Republic of Hungary, Government Bond	5.500%	6/24/25	BBB–	8,917,215

Nuveen Investments	81

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Indonesia – 0.5%

$790		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	$878,875

1,290		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,369,077

3,400	EUR	Republic of Indonesia, 144A	2.875%	7/08/21	Baa3	3,818,926
		Total Indonesia				6,066,878

		Mexico – 3.1%

177,000	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	12,557,873

71,750	MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	A	4,753,481

122,550	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	8,810,805

60,500	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	4,928,724

84,800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	6,012,807
		Total Mexico				37,063,690

		Poland – 0.7%

15,000	PLN	Republic of Poland	3.250%	7/25/19	A	4,101,519

11,700	PLN	Republic of Poland	5.750%	9/23/22	A	3,632,912
		Total Poland				7,734,431

		South Africa – 4.2%

105,000	ZAR	Republic of South Africa	8.000%	12/21/18	BBB+	8,752,733

75,600	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	5,879,724

3,250		Republic of South Africa, (7)	5.875%	9/16/25	Baa2	3,600,493

253,500	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	24,253,987

124,800	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	8,734,769
		Total South Africa				51,221,706

		Turkey – 0.3%

3,000		Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	3,337,320

		Uruguay – 0.1%

850		Republic of Uruguay, (7)	5.100%	6/18/50	BBB	809,625
		Total Sovereign Debt (cost $145,861,665)				126,083,140
		Total Long-Term Investments (cost $1,201,701,416)				1,177,437,564

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.1%

		Money Market Funds – 12.1%

146,196,005		Mount Vernon Securities Lending Trust Prime Portfolio, (14)	0.234% (13)			$146,196,005
		Total Investments Purchased with Collateral from Securities Lending (cost $146,196,005)				146,196,005

82	Nuveen Investments

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

18,215,453	First American Treasury Obligations Fund, Class Z	0.000% (13)	$18,215,453
	Total Short-Term Investments (cost $18,215,453)		18,215,453
	Total Investments (cost $1,366,112,874) – 111.3%		1,341,849,022
	Other Assets Less Liabilities – (11.3)% (15)		(136,620,933)
	Net Assets – 100%		$1,205,228,089

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Canadian Dollar	17,400,000	U.S. Dollar	13,896,765	7/31/15	$(28,282)
Bank of America	Euro	11,210,000	U.S. Dollar	12,699,024	8/31/15	190,493
Bank of America	Hungarian Forint	1,350,000,000	U.S. Dollar	4,997,039	7/13/15	227,105
Bank of America	Hungarian Forint	1,350,000,000	U.S. Dollar	4,999,815	7/13/15	229,881
Bank of America	Pound Sterling	1,530,000	U.S. Dollar	2,407,902	9/30/15	5,501
Bank of America	U.S. Dollar	240,763	Hungarian Forint	68,000,000	7/13/15	(500)
Bank of America	U.S. Dollar	14,431,567	Malaysian Ringgit	52,300,000	7/14/15	(585,874)
Citigroup	Euro	10,280,423	U.S. Dollar	11,443,447	7/31/15	(22,601)
Citigroup	Mexican Peso	127,000,000	U.S. Dollar	8,149,500	7/31/15	88,211
Citigroup	Mexican Peso	410,160,000	U.S. Dollar	26,813,626	7/31/15	778,838
Citigroup	U.S. Dollar	1,288,513	Euro	1,180,000	7/31/15	27,575
Citigroup	U.S. Dollar	10,168,940	Euro	9,100,423	7/31/15	(18,979)
Citigroup	U.S. Dollar	4,337,143	Mexican Peso	67,000,000	7/31/15	(84,337)
Deutsche Bank	Euro	16,700,000	U.S. Dollar	18,224,710	7/31/15	(401,276)
Deutsche Bank	Japanese Yen	3,259,000,000	U.S. Dollar	26,905,533	7/31/15	266,043
Deutsche Bank	U.S. Dollar	12,037,378	Pound Sterling	7,750,000	7/22/15	137,882
Deutsche Bank	U.S. Dollar	8,007,741	Japanese Yen	989,000,000	7/31/15	76,474
Deutsche Bank	U.S. Dollar	18,276,973	Japanese Yen	2,270,000,000	7/31/15	278,303
Goldman Sachs	Canadian Dollar	7,559,000	U.S. Dollar	6,121,788	8/31/15	74,936
Morgan Stanley	Australian Dollar	22,000,000	U.S. Dollar	16,806,900	7/31/15	(135,757)
Morgan Stanley	South African Rand	166,000,000	U.S. Dollar	13,063,486	7/31/15	(503,978)
Morgan Stanley	U.S. Dollar	17,013,920	Australian Dollar	22,000,000	7/31/15	(71,263)
Nomura Securities	South African Rand	421,950,000	U.S. Dollar	34,317,154	8/31/15	17,630
UBS	Polish Zloty	14,110,000	U.S. Dollar	3,782,910	8/31/15	36,511
UBS	Polish Zloty	15,500,000	U.S. Dollar	4,140,186	8/31/15	24,724
						$607,260

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$19,000,000	Receive	3-Month USD-LIBOR-ICE	1.573%	Semi-Annually	10/10/18	$(177,891)	$(178,209)
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-ICE	2.113	Semi-Annually	2/21/22	(203,013)	(203,013)
JPMorgan	10,800,000	Receive	3-Month USD-LIBOR-ICE	2.078	Semi-Annually	2/19/23	23,865	23,865
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-ICE	2.739	Semi-Annually	11/21/23	(636,010)	(636,460)
JPMorgan*	32,000,000	Receive	3-Month USD-LIBOR-ICE	2.354	Semi-Annually	5/21/25	161,685	161,685
Morgan Stanley*	26,000,000	Receive	3-Month USD-LIBOR-ICE	2.743	Semi-Annually	4/15/24	(997,482)	(997,482)
	$125,800,000						$(1,828,846)	$(1,829,614)
*	Citigroup is the clearing broker for this transactions.

Nuveen Investments	83

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/(Payable)	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	105	9/15	$17,793,039	$26,925	$(18,110)
U.S. Treasury 5-Year Note	Short	(575)	9/15	(68,573,243)	22,461	(19,981)
U.S. Treasury 10-Year Note	Short	(1,294)	9/15	(163,266,406)	31,137	891,202
U.S. Treasury Long Bond	Long	61	9/15	9,201,469	(3,813)	(184,488)
U.S. Treasury Ultra Bond	Long	220	9/15	33,893,750	(13,750)	(1,072,404)
				$(170,951,391)	$62,960	$(403,781)
*	Total aggregate Notional Amount at Value of long and short positions is $60,888,258 and $(231,839,649), respectively.

84	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $139,053,010.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(I/O)	Interest only.

GDR	Global Depositary Receipt

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

HUF	Hungarian Forint

MXN	Mexican Peso

PLN	Polish Zloty

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	85

Nuveen U.S. Infrastructure Bond Fund

(formerly U.S. Infrastructure Income Fund)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.2%

	CORPORATE BONDS – 36.9%

	Commercial Services & Supplies – 1.9%

$70	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$72,450

81	Casella Waste Systems Inc.	7.750%	2/15/19	B–	81,810
151	Total Commercial Services & Supplies				154,260

	Construction & Engineering – 0.6%

50	AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	50,688

	Diversified Telecommunication Services – 2.4%

65	IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	59,150

90	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	B+	90,450

50	SBA Communications Corporation	4.875%	7/15/22	B	48,688
205	Total Diversified Telecommunication Services				198,288

	Electric Utilities – 4.8%

65	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	66,534

95	Mississippi Power Company	4.250%	3/15/42	A	84,578

40	Northern States Power Company	2.600%	5/15/23	Aa3	38,773

70	PPL Capital Funding Inc.	3.500%	12/01/22	BBB+	70,835

60	PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	60,000

70	Progress Energy, Inc.	3.150%	4/01/22	BBB+	69,976
400	Total Electric Utilities				390,696

	Energy Equipment & Services – 0.6%

50	Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	47,750

	Health Care Equipment & Supplies – 1.0%

75	Tenet Healthcare Corporation	6.750%	2/01/20	B3	78,375

	Health Care Providers & Services – 2.8%

65	Community Health Systems, Inc.	6.875%	2/01/22	B+	68,575

75	Kindred Healthcare Inc.	6.375%	4/15/22	B2	74,906

66	Select Medical Corporation	6.375%	6/01/21	B–	66,660

20	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	20,000
226	Total Health Care Providers & Services				230,141

	Independent Power & Renewable Electricity Producers – 2.1%

65	Dynegy Inc., 144A	7.625%	11/01/24	B+	68,736

65	GenOn Energy Inc.	9.500%	10/15/18	B	66,300

35	TerraForm Power Operating LLC, 144A	5.875%	2/01/23	BB–	35,525
165	Total Independent Power & Renewable Electricity Producers				170,561

86	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 0.5%

$40	Equinix Inc.	5.750%	1/01/25	BB	$39,600

	IT Services – 0.9%

75	Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	74,078

	Multi-Utilities – 1.2%

100	Public Service Electric & Gas Company	4.050%	5/01/45	Aa3	95,439

	Oil, Gas & Consumable Fuels – 12.0%

90	Berkshire Hathaway Energy Company	3.750%	11/15/23	A3	92,108

70	Calumet Specialty Products	7.625%	1/15/22	B+	71,400

35	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	35,700

30	Energy Transfer Equity LP	5.500%	6/01/27	BB+	29,925

70	Enterprise Products Operating Group LLP	3.350%	3/15/23	BBB+	68,364

75	Global Partners LP/GLP Finance	6.250%	7/15/22	B+	72,000

70	Kinder Morgan Energy Partners, LP	3.500%	9/01/23	BBB–	65,257

76	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	74,670

55	MPLX LP	4.000%	2/15/25	BBB–	53,662

50	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	49,875

10	NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	10,400

85	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	83,088

25	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	25,875

100	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	98,670

15	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	15,713

50	Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	51,750

80	Western Refining Inc.	6.250%	4/01/21	B+	80,600
986	Total Oil, Gas & Consumable Fuels				979,057

	Real Estate Investment Trust – 2.0%

100	American Tower Company	5.000%	2/15/24	BBB	105,714

60	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	58,950
160	Total Real Estate Investment Trust				164,664

	Road & Rail – 4.1%

95	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	91,509

90	Norfolk Southern Corporation	3.850%	1/15/24	BBB+	92,500

85	Union Pacific Corporation	4.750%	12/15/43	A	89,005

60	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	60,750
330	Total Road & Rail				333,764
$3,013	Total Corporate Bonds (cost $3,063,459)				3,007,361

Nuveen Investments	87

Nuveen U.S. Infrastructure Bond Fund (continued)

(formerly U.S. Infrastructure Income Fund)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 61.3%

	Arizona – 4.1%

$110	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A, 5.269%, 7/01/34	No Opt. Call	AA+	$124,994

80	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Build America Bonds, Series 2010A, 4.839%, 1/01/41	No Opt. Call	Aa1	88,693

105	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	121,486
295	Total Arizona			335,173

	California – 12.2%

250	Alameda Corridor Transportation Authority, California, User Fee Revenue Bonds, Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	92,530

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	129,732

100	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39	No Opt. Call	AA–	144,974

85	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	107,143

100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39	No Opt. Call	AA–	118,201

10	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Build America Taxable Bonds, Series 2009C, 6.008%, 7/01/39	No Opt. Call	AA	12,158

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Federally Taxable Build America Bonds, Series 2010W, 6.156%, 5/15/36	No Opt. Call	AA–	114,124

130	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010E, 6.000%, 11/01/40	No Opt. Call	AA–	155,890

100	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 5.770%, 5/15/43	No Opt. Call	AA	120,241
970	Total California			994,993

	Colorado – 0.5%

100	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	38,189

	Illinois – 11.8%

65	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2009, 5.720%, 12/01/38	No Opt. Call	AAA	75,817

105	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	110,999

100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	109,830

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Illinois (continued)

$120	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA	$136,864

100	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	99,783

110	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-1, 6.630%, 2/01/35	No Opt. Call	A–	113,552

150	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	181,283

120	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	133,060
870	Total Illinois			961,188

	Louisiana – 1.6%

120	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45	2/20 at 100.00	AA	132,733

	Massachusetts – 0.2%

10	Massachusetts State, General Obligation Bonds, Consolidated Loan, Build America Taxable Bonds, Series 2010, 5.456%, 12/01/39	No Opt. Call	AA+	11,951

	Missouri – 0.9%

60	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Build America Bond Series 2009A, 7.730%, 1/01/39	No Opt. Call	A–	75,523

	New Jersey – 4.7%

50	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	54,223

25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	26,126

100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A–	104,535

150	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	202,009
325	Total New Jersey			386,893

	New York – 7.4%

105	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010A-2, 6.089%, 11/15/40	No Opt. Call	AA	129,926

100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	128,238

100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	109,814

Nuveen Investments	89

Nuveen U.S. Infrastructure Bond Fund (continued)

(formerly U.S. Infrastructure Income Fund)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	New York (continued)

$100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	$128,385

100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-First Series 2014, 4.960%, 8/01/46	No Opt. Call	AA–	106,414
505	Total New York			602,777

	Ohio – 4.1%

100	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2009B, 6.449%, 2/15/44	No Opt. Call	A	121,244

100	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	104,311

95	Ohio State University, General Receipts Bonds, Build America Taxable Bond Series 2010C, 4.910%, 6/01/40	No Opt. Call	Aa1	105,256
295	Total Ohio			330,811

	Oregon – 1.5%

100	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.834%, 11/15/34	No Opt. Call	AA+	122,446

	Pennsylvania – 2.7%

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	A+	115,796

90	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A+	108,026
190	Total Pennsylvania			223,822

	Tennessee – 1.5%

100	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	124,102

	Texas – 4.0%

75	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA+	89,932

100	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	118,175

95	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.500%, 6/30/33	6/20 at 100.00	Baa3	116,170
270	Total Texas			324,277

	Virginia – 3.0%

100	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	130,554

100	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Build America Taxable Bonds, Series 2010A-2, 5.350%, 5/15/35	No Opt. Call	AA+	113,547
200	Total Virginia			244,101

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Washington – 1.1%

$75	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Build America Taxable Bonds, Series 2009S-2T, 5.491%, 11/01/39	No Opt. Call	AAA	$90,280
$4,485	Total Municipal Bonds (cost $5,038,356)			4,999,259
	Total Long-Term Investments (cost $8,101,815)			8,006,620
	Other Assets Less Liabilities – 1.8% (4)			146,996
	Net Assets – 100%			$8,153,616

Investments in Derivatives as of June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Short	(7)	9/15	$(1,055,906)	$438	$29,296

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of

Assets and Liabilities	June 30, 2015

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Assets
Long-term investments, at value (cost $19,709,510, $662,915,228, $1,201,701,416 and $8,101,815, respectively)	$18,556,158	$621,494,960	$1,177,437,564	$8,006,620
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	104,213,543	146,196,005	—
Short-term investments, at value (cost approximates value)	802,879	6,916,507	18,215,453	—
Cash denominated in foreign currencies (cost $19,779, $66,779, $— and $—, respectively)	20,070	66,234	—	—
Cash	—	—	369,976	32,335
Cash collateral at brokers(1)	125,000	1,148,210	4,279,379	35,000
Interest rate swaps premiums paid	—	371	768	—
Unrealized appreciation on forward foreign currency exchange contracts, net	33,294	173,118	1,318,258	—
Receivable for:
Dividends	2,541	384,223	70,392	—
Due from broker	—	54,442	50,743	—
Interest	226,261	10,818,894	14,932,092	122,936
Investments sold	—	2,110,562	1,443,137	—
Reclaims	2,398	—	—	—
Reimbursement from Adviser	3,507	—	—	3,837
Shares sold	2,895	397,021	2,640,712	3,973
Variation margin on futures contracts	1,934	—	80,523	438
Variation margin on swap contracts	—	298,229	1,659,453	—
Other assets	17,543	53,660	117,551	22,879
Total assets	19,794,480	748,129,974	1,368,812,006	8,228,018
Liabilities
Cash overdraft	—	472,459	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	140,522	—	710,998	—
Interest rate swaps, net	1,248	—	179,148	—
Payable for:
Collateral from securities lending program	—	104,213,543	146,196,005	—
Dividends	43,933	1,934,142	2,162,541	24,623
Investments purchased	722,113	8,877,225	10,284,288	30,183
Shares redeemed	3,277	9,624,882	3,119,580	90
Variation margin on futures contracts	—	10,250	17,563	—
Accrued expenses:
Management fees	—	312,026	315,583	—
Directors/Trustees fees	106	29,672	31,881	46
12b-1 distribution and service fees	531	75,928	155,212	112
Other	63,355	234,746	411,118	19,348
Total liabilities	975,085	125,784,873	163,583,917	74,402
Net assets	$18,819,395	$622,345,101	$1,205,228,089	$8,153,616

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

92	Nuveen Investments

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Class A Shares
Net assets	$1,612,382	$119,534,965	$288,080,130	$255,382
Shares outstanding	87,853	14,521,591	26,260,121	12,997
Net asset value (“NAV”) per share	$18.35	$8.23	$10.97	$19.65
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25% and 4.25%, respectively, of offering price)	$19.27	$8.64	$11.46	$20.52
Class C Shares
Net assets	$203,754	$55,409,230	$110,659,661	$73,309
Shares outstanding	11,051	6,742,004	10,150,154	3,730
NAV and offering price per share	$18.44	$8.22	$10.90	$19.65
Class R3 Shares
Net assets	$45,033	$995,394	$12,271,975	$—
Shares outstanding	2,446	118,454	1,114,303	—
NAV and offering price per share	$18.41	$8.40	$11.01	$—
Class R6 Shares(2)
Net assets	$—	$—	$20,497,740	$—
Shares outstanding	—	—	1,869,565	—
NAV and offering price per share	$—	$—	$10.96	$—
Class I Shares
Net assets	$16,958,226	$446,405,512	$773,718,583	$7,824,925
Shares outstanding	920,559	54,076,378	70,583,083	398,228
NAV and offering price per share	$18.42	$8.26	$10.96	$19.65
Net assets consist of:
Capital paid-in	$20,697,217	$692,339,447	$1,259,768,606	$8,330,854
Undistributed (Over-distribution of) net investment income	(471,513)	2,281,412	14,977,584	(6,935)
Accumulated net realized gain (loss)	(166,086)	(30,501,514)	(43,620,250)	(104,404)
Net unrealized appreciation (depreciation)	(1,240,223)	(41,774,244)	(25,897,851)	(65,899)
Net assets	$18,819,395	$622,345,101	$1,205,228,089	$8,153,616
Authorized shares – per class	Unlimited	2 billion	2 billion	Unlimited
Par value per share	$0.01	$0.0001	$0.0001	$0.01

(2)	Class R6 Shares for Strategic Income were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of

Operations	Year Ended June 30, 2015

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Investment Income
Dividend income (net of foreign tax withheld of $—, $7,178, $— and $—, respectively)	$25,240	$3,653,838	$1,518,603	$—
Interest income (net of foreign tax withheld of $47, $32,500, $20,748 and $—, respectively)	905,292	54,780,785	53,315,647	370,146
Securities lending income, net	—	778,804	425,088	—
Total investment income	930,532	59,213,427	55,259,338	370,146
Expenses
Management fees	112,425	4,546,123	5,525,523	47,626
12b-1 service fees – Class A Shares	3,894	412,570	557,617	367
12b-1 distribution and service fees – Class C Shares	2,027	635,392	862,322	627
12b-1 distribution and service fees – Class R3 Shares	243	5,739	47,650	—
Shareholder servicing agent fees	2,799	599,568	737,120	714
Custodian fees	64,452	378,662	350,127	22,776
Directors/Trustees fees	868	25,370	32,599	331
Professional fees	44,470	106,988	123,161	15,805
Shareholder reporting expenses	23,084	73,402	170,571	5,071
Federal and state registration fees	50,550	74,110	172,287	17,032
Other	14,168	29,793	34,731	6,915
Total expenses before fee waiver/expense reimbursement	318,980	6,887,717	8,613,708	117,264
Fee waiver/expense reimbursement	(170,497)	—	(992,944)	(61,661)
Net expenses	148,483	6,887,717	7,620,764	55,603
Net investment income (loss)	782,049	52,325,710	47,638,574	314,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(326,542)	(34,123,226)	(9,317,210)	3,619
Forward foreign currency exchange contracts	(250,808)	13,219,277	18,051,609	—
Futures contracts	(182,445)	(578,896)	(6,149,196)	(106,378)
Swaps	13,589	(1,827,472)	(863,146)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,418,081)	(73,863,867)	(56,122,617)	(212,989)
Forward foreign currency exchange contracts	(103,660)	146,922	790,473	—
Futures contracts	13,462	(352,543)	(495,755)	44,447
Swaps	(28,185)	320,392	(1,179,760)	—
Net realized and unrealized gain (loss)	(2,282,670)	(97,059,413)	(55,285,602)	(271,301)
Net increase (decrease) in net assets from operations	$(1,500,621)	$(44,733,703)	$(7,647,028)	$43,242

See accompanying notes to financial statements.

94	Nuveen Investments

Statement of

Changes in Net Assets

	Global Total Return Bond		High Income Bond
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$782,049	$797,824	$52,325,710	$54,450,944
Net realized gain (loss) from:
Investments and foreign currency	(326,542)	275,982	(34,123,226)	10,688,684
Forward foreign currency exchange contracts	(250,808)	(355,340)	13,219,277	(869,241)
Futures contracts	(182,445)	6,740	(578,896)	(77,978)
Options purchased	—	(15,802)	—	—
Swaps	13,589	80,592	(1,827,472)	(2,055,236)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,418,081)	693,937	(73,863,867)	41,655,840
Forward foreign currency exchange contracts	(103,660)	76,850	146,922	183,932
Futures contracts	13,462	(44,565)	(352,543)	(720,436)
Options purchased	—	4,270	—	—
Swaps	(28,185)	(22,510)	320,392	(571,182)
Net increase (decrease) in net assets from operations	(1,500,621)	1,497,978	(44,733,703)	102,685,327
Distributions to Shareholders
From net investment income:
Class A Shares	(64,249)	(41,491)	(10,263,959)	(11,488,067)
Class C Shares	(6,623)	(4,753)	(3,494,239)	(4,133,973)
Class R3 Shares	(1,868)	(1,637)	(68,691)	(57,707)
Class R6 Shares	—	—	—	—
Class I Shares	(798,173)	(689,699)	(37,801,973)	(40,883,363)
From accumulated net realized gains:
Class A Shares	(20,483)	(15,286)	(1,298,112)	(3,748,641)
Class C Shares	(2,560)	(2,340)	(551,922)	(1,550,786)
Class R3 Shares	(670)	(762)	(10,919)	(18,187)
Class R6 Shares	—	—	—	—
Class I Shares	(250,904)	(279,368)	(5,141,766)	(12,406,397)
Decrease in net assets from distributions to shareholders	(1,145,530)	(1,035,336)	(58,631,581)	(74,287,121)
Fund Share Transactions
Proceeds from sale of shares	1,078,129	3,495,146	477,217,806	544,164,005
Proceeds from shares issued to shareholders due to reinvestment of distributions	364,059	290,859	25,563,889	32,009,771
	1,442,188	3,786,005	502,781,695	576,173,776
Cost of shares redeemed	(688,048)	(1,174,138)	(779,613,360)	(308,712,801)
Net increase (decrease) in net assets from Fund share transactions	754,140	2,611,867	(276,831,665)	267,460,975
Net increase (decrease) in net assets	(1,892,011)	3,074,509	(380,196,949)	295,859,181
Net assets at the beginning of period	20,711,406	17,636,897	1,002,542,050	706,682,869
Net assets at the end of period	$18,819,395	$20,711,406	$622,345,101	$1,002,542,050
Undistributed (Over-distribution of) net investment income at the end of period	$(471,513)	$219,048	$2,281,412	$(5,000,570)

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of Changes in Net Assets (continued)

	Strategic Income		U.S. Infrastructure Bond
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Period 5/12/14 (commencement of operations) through 6/30/14
Operations
Net investment income (loss)	$47,638,574	$32,370,172	$314,543	$33,999
Net realized gain (loss) from:
Investments and foreign currency	(9,317,210)	7,067,274	3,619	459
Forward foreign currency exchange contracts	18,051,609	(3,086,868)	—	—
Futures contracts	(6,149,196)	(192,845)	(106,378)	—
Options purchased	—	(81,130)	—	—
Swaps	(863,146)	1,328,009	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(56,122,617)	33,944,503	(212,989)	117,794
Forward foreign currency exchange contracts	790,473	1,021,813	—	—
Futures contracts	(495,755)	(955,534)	44,447	(15,151)
Options purchased	—	81,130	—	—
Swaps	(1,179,760)	(3,796,978)	—	—
Net increase (decrease) in net assets from operations	(7,647,028)	67,699,546	43,242	137,101
Distributions to Shareholders
From net investment income:
Class A Shares	(10,648,005)	(4,217,324)	(6,013)	(163)
Class C Shares	(3,444,106)	(1,540,102)	(2,019)	(130)
Class R3 Shares	(433,800)	(167,160)	—	—
Class R6 Shares(1)	(447,293)	—	—	—
Class I Shares	(37,555,701)	(27,194,188)	(325,689)	(23,805)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(52,528,905)	(33,118,774)	(333,721)	(24,098)
Fund Share Transactions
Proceeds from sale of shares	804,277,621	318,782,287	1,695,746	7,000,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	26,744,855	12,232,390	27,419	—
	831,022,476	331,014,677	1,723,165	7,000,500
Cost of shares redeemed	(359,677,544)	(200,728,971)	(392,069)	(504)
Net increase (decrease) in net assets from Fund share transactions	471,344,932	130,285,706	1,331,096	6,999,996
Net increase (decrease) in net assets	411,168,999	164,866,478	1,040,617	7,112,999
Net assets at the beginning of period	794,059,090	629,192,612	7,112,999	—
Net assets at the end of period	$1,205,228,089	$794,059,090	$8,153,616	$7,112,999
Undistributed (Over-distribution of) net investment income at the end of period	$14,977,584	$9,747,103	$(6,935)	$10,036

(1)	Class R6 Shares were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

96	Nuveen Investments

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Nuveen Investments	97

Financial

Highlights

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/11)
2015	$20.97	$0.73	$(2.26)	$(1.53)	$(0.82)	$(0.27)	$(1.09)	$18.35
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	(0.29)	21.19
Class C (12/11)
2015	21.04	0.58	(2.26)	(1.68)	(0.65)	(0.27)	(0.92)	18.44
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	(0.24)	21.18
Class R3 (12/11)
2015	21.03	0.68	(2.27)	(1.59)	(0.76)	(0.27)	(1.03)	18.41
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	(0.28)	21.20
Class I (12/11)
2015	21.05	0.78	(2.27)	(1.49)	(0.87)	(0.27)	(1.14)	18.42
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	(0.31)	21.23

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(7.45)%	$1,612	1.82%		2.85%		0.96%		3.71%		89%
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

(8.15)	204	2.57		2.11		1.71		2.96		89
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

(7.72)	45	2.07		2.60		1.21		3.46		89
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

(7.26)	16,958	1.57		3.10		0.71		3.95		89
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2015	$9.29	$0.55	$(1.00)	$(0.45)	$(0.54)	$(0.07)	$(0.61)	$8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
2011	8.28	0.67	0.76	1.43	(0.66)	—	(0.66)	9.05
Class C (8/01)
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
2011	8.25	0.60	0.75	1.35	(0.59)	—	(0.59)	9.01
Class R3 (9/01)
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
2011	8.44	0.66	0.77	1.43	(0.64)	—	(0.64)	9.23
Class I (8/01)
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65
2011	8.29	0.69	0.75	1.44	(0.68)	—	(0.68)	9.05

100	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(4.82)%	$119,535	0.97%	6.31%	0.97%	6.31%	80%
12.88	209,830	0.95	6.37	0.95	6.37	85
11.99	141,132	0.94	6.92	0.94	6.92	133
3.76	92,018	1.06	7.98	1.04	7.99	124
17.61	30,984	1.22	7.38	1.10	7.50	130

(5.45)	55,409	1.72	5.62	1.72	5.62	80
11.98	71,974	1.70	5.64	1.70	5.64	85
11.33	67,466	1.70	6.21	1.70	6.21	133
3.18	48,667	1.80	7.26	1.79	7.27	124
16.67	9,792	1.97	6.64	1.85	6.76	130

(5.07)	995	1.21	6.03	1.21	6.03	80
12.65	1,099	1.20	6.09	1.20	6.09	85
11.79	697	1.19	6.69	1.19	6.69	133
3.46	615	1.31	7.66	1.29	7.68	124
17.28	309	1.47	7.12	1.35	7.25	130

(4.55)	446,406	0.72	6.56	0.72	6.56	80
13.15	719,640	0.71	6.61	0.71	6.61	85
12.39	495,863	0.70	7.24	0.70	7.24	133
4.15	465,299	0.84	8.19	0.80	8.23	124
17.77	460,785	0.97	7.63	0.85	7.75	130

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of October 31, 2013, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2015	$11.60	$0.49	$(0.58)	$(0.09)	$(0.54)	$—	$(0.54)	$10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
2011	10.27	0.43	0.45	0.88	(0.43)	—	(0.43)	10.72
Class C (2/00)
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
2011	10.20	0.35	0.44	0.79	(0.34)	—	(0.34)	10.65
Class R3 (9/01)
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
2011	10.31	0.41	0.45	0.86	(0.40)	—	(0.40)	10.77
Class R6 (1/15)
2015(f)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	10.96
Class I (2/00)
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83
2011	10.26	0.46	0.44	0.90	(0.45)	—	(0.45)	10.71

102	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(0.80)%	$288,080	0.92%		4.25%		0.82%		4.34%		47%
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199
8.69	25,045	1.05		3.93		0.88		4.10		98

(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199
7.85	8,092	1.80		3.22		1.73		3.29		98

(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199
8.40	1,020	1.29		3.73		1.23		3.79		98

(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199
8.99	615,107	0.80		4.22		0.73		4.29		98

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (continued)

U.S. Infrastructure Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/14)
2015	$20.32	$0.78	$(0.63)	$0.15	$(0.82)	$—	$(0.82)	$19.65
2014(d)	20.00	0.09	0.30	0.39	(0.07)	—	(0.07)	20.32
Class C (5/14)
2015	20.31	0.62	(0.62)	—	(0.66)	—	(0.66)	19.65
2014(d)	20.00	0.07	0.29	0.36	(0.05)	—	(0.05)	20.31
Class I (5/14)
2015	20.32	0.83	(0.62)	0.21	(0.88)	—	(0.88)	19.65
2014(d)	20.00	0.10	0.29	0.39	(0.07)	—	(0.07)	20.32

104	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.70%	$255	1.79%		3.04%		0.95%		3.87%		15%
1.93	51	3.46	*	0.77	*	0.96	*	3.27	*	4

(0.03)	73	2.51		2.27		1.70		3.08		15
1.81	51	4.20	*	0.03	*	1.71	*	2.52	*	4

0.96	7,825	1.50		3.27		0.70		4.07		15
1.95	7,011	3.20	*	1.03	*	0.71	*	3.52	*	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) and Nuveen U.S. Infrastructure Bond Fund (“U.S. Infrastructure Bond”) formerly Nuveen U.S. Infrastructure Income Fund (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” securities or “junk” bonds). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

106	Nuveen Investments

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Nuveen Investments	107

Notes to Financial Statements (continued)

U.S. Infrastructure Bond

Effective February 28, 2015, the Nuveen U.S. Infrastructure Income Fund was renamed the Nuveen U.S. Infrastructure Bond Fund. U.S. Infrastructure Bond’s investment objective is to seek current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in infrastructure-related debt securities of U.S. issuers. Such securities include taxable and tax-exempt municipal bonds issued to finance the ownership, development, construction, renovation or operation of infrastructure assets and debt securities issued by, or loans issued to, infrastructure-related companies, which include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, schools, government accommodations and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Municipal bonds in which the Fund invests include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Fund may invest in all types of municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds. The Fund does not anticipate investing in tax-exempt bonds to the extent that its dividends will qualify as “exempt-interest dividends” and, as a result, it is expected that the Fund’s dividends will be taxable.

Other debt securities in which the Fund may invest include corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, fixed and floating rate loans, including senior loans and secured and unsecured junior loans. For the period July 1, 2014 through February 28, 2015, the Fund may have invested in convertible bonds and preferred securities.

The Fund may invest up to 20% of its total assets in debt obligations of non-U.S. issuers, including debt obligations issued by issuers that are located in emerging market countries.

The Fund may invest up to 40% of its net assets in securities rated below investment grade or, if unrated, judged by the Sub-Adviser to be of comparable quality. Such securities are commonly referred to as “high yield” securities or “junk” bonds.

The Fund is not subject to any formal restrictions on its average portfolio maturity or duration, or on the duration or maturity of the individual securities in which it invests. However, the Fund generally invests in longer term bonds which are more sensitive to interest rate risk.

The Fund may invest up to 15% of its net assets in securities whose interest payments vary inversely with changes in short-term interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

Strategic Income began offering Class R6 Shares on January 20, 2015.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

108	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$722,113	$2,959,500	$9,225,000

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other

Nuveen Investments	109

Notes to Financial Statements (continued)

parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return Bond and U.S. Infrastructure Bond only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also priced by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (NYSE) is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the

110	Nuveen Investments

Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the OTC market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$83,400	$—	$—		$83,400
$25 Par (or similar) Retail Preferred	315,301	—	—		315,301
Corporate Bonds**	—	9,664,256	—	****	9,664,256
Convertible Bonds	—	21,248	—		21,248
$1,000 Par (or similar) Institutional Preferred	—	912,743	—		912,743
Asset-Backed and Mortgage-Backed Securities	—	901,573	—		901,573
Sovereign Debt	—	6,657,637	—		6,657,637
Short-Term Investments:
Repurchase Agreements	—	802,879	—		802,879
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(107,228)	—		(107,228)
Interest Rate Swaps***	—	(1,248)	—		(1,248)
Futures Contracts***	22,821	—	—		22,821
Total	$421,522	$18,851,860	$—	****	$19,273,382
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for a breakdown of these securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period.

Nuveen Investments	111

Notes to Financial Statements (continued)

High Income Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$4,653,995	$74,176	$63,795		$4,791,966
Exchange-Traded Funds	6,947,510	—	—		6,947,510
Convertible Preferred Securities	5,020,635	—	—		5,020,635
Variable Rate Senior Loan Interests	—	32,478,218	—		32,478,218
$25 Par (or similar) Retail Preferred	30,366,462	—	—		30,366,462
Corporate Bonds**	—	499,954,663	—	****	499,954,663
Convertible Bonds	—	1,996,638	—		1,996,638
$1,000 Par (or similar) Institutional Preferred	—	26,814,619	—		26,814,619
Asset-Backed Securities	—	1,363	—		1,363
Investment Companies	13,112,589	—	—		13,112,589
Warrants**	—	335	9,962		10,297
Investments Purchased with Collateral from Securities Lending	104,213,543	—	—		104,213,543
Short-Term Investments:
Money Market Funds	6,916,507	—	—		6,916,507
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	173,118	—		173,118
Interest Rate Swaps***	—	(250,790)	—		(250,790)
Futures Contracts***	(275,517)	—	—		(275,517)
Total	$170,955,724	$561,242,340	$73,757		$732,271,821

Strategic Income
Long-Term Investments*:
Common Stocks**	$—	$—	$5,993		$5,993
Convertible Preferred Securities	1,199,100	—	—		1,199,100
Variable Rate Senior Loan Interests	—	16,275,904	—		16,275,904
$25 Par (or similar) Retail Preferred**	19,114,255	4,194,400	—		23,308,655
Corporate Bonds**	—	865,906,028	—	****	865,906,028
$1,000 Par (or similar) Institutional Preferred	—	84,677,348	—		84,677,348
Asset-Backed and Mortgage-Backed Securities	—	59,206,876	—		59,206,876
Investment Companies	774,520	—	—		774,520
Sovereign Debt	—	126,083,140	—		126,083,140
Investments Purchased with Collateral from Securities Lending	146,196,005	—	—		146,196,005
Short-Term Investments:
Money Market Funds	18,215,453	—	—		18,215,453
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	607,260	—		607,260
Interest Rate Swaps***	—	(1,829,614)	—		(1,829,614)
Futures Contracts***	(403,781)	—	—		(403,781)
Total	$185,095,552	$1,155,121,342	$5,993		$1,340,222,887

U.S. Infrastructure Bond
Long-Term Investments*:
Corporate Bonds	$—	$3,007,361	$—		$3,007,361
Municipal Bonds	—	4,999,259	—		4,999,259
Investments in Derivatives:
Futures Contracts***	29,296	—	—		29,296
Total	$29,296	$8,006,620	$—		$8,035,916
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for a breakdown of these securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

112	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Global Total Return Bond’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Mexico	$2,796,261	14.9%
United Kingdom	1,447,713	7.7
South Africa	1,275,852	6.8
France	692,849	3.7
Australia	602,239	3.2
Poland	576,014	3.1
Canada	460,347	2.4
China	408,639	2.2
Hungary	338,376	1.8
Germany	296,451	1.6
Brazil	280,936	1.5
Other countries	3,626,901	19.2
Total non-U.S. securities	$12,802,578	68.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments

Nuveen Investments	113

Notes to Financial Statements (continued)

and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond and U.S. Infrastructure Bond are authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$802,879	$(802,879)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The custodian for these Funds serves as their securities lending agent. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond	U.S. Bank National Association	$94,391,235	$(94,391,235)	$—
Strategic Income	U.S. Bank National Association	139,053,010	(139,053,010)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period, were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$135,620	$74,734

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

114	Nuveen Investments

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts. Global Total Return Bond used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond. High Income Bond and Strategic Income used forward foreign currency exchange contracts to manage foreign currency exposure. For example, High Income Bond and Strategic Income may reduce unwanted currency exposure from their portfolios, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$17,917,867	$71,279,930	$322,037,420
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$35,622	Unrealized depreciation on forward foreign currency exchange contracts, net	$(203,577)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(2,328)	Unrealized depreciation on forward foreign currency exchange contracts, net	63,055

Total			$33,294		$(140,522)

Nuveen Investments	115

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$303,964	—	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(130,846)	—	—

Total			$173,118		$—

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$2,460,107	Unrealized depreciation on forward foreign currency exchange contracts, net	$(710,998)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(1,141,849)	—	—

Total			$1,318,258		$(710,998)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Bank of America	$39,139	$(61,700)	$39,139	$(22,561)	$—	$(22,561)
	Citigroup	18,662	(26,403)	18,662	(7,741)	—	(7,741)
	Credit Suisse	1,240	(6,540)	1,240	(5,300)	—	(5,300)
	Deutsche Bank	32,073	—	—	32,073	—	32,073
	Goldman Sachs	3,549	(2,328)	(2,328)	1,221	—	1,221
	Morgan Stanley	4,014	(108,934)	4,014	(104,920)	—	(104,920)
Total		$98,677	$(205,905)	$60,727	$(107,228)	$—	$(107,228)
High Income Bond
	Bank of America	$8,234	$—	$—	$8,234	$—	$8,234
	Citigroup	124,584	(40,997)	(40,997)	83,587	—	83,587
	Goldman Sachs	171,146	(89,849)	(89,849)	81,297	—	81,297
Total		$303,964	$(130,846)	$(130,846)	$173,118	$—	$173,118
Strategic Income
	Bank of America	$652,980	$(614,656)	$(614,656)	$38,324	$—	$38,324
	Citigroup	894,624	(125,917)	(125,917)	768,707	(530,000)	238,707
	Deutsche Bank	758,702	(401,276)	(401,276)	357,426	(310,000)	47,426
	Goldman Sachs	74,936	—	—	74,936	—	74,936
	Morgan Stanley	—	(710,998)	—	(710,998)	465,000	(245,998)
	Nomura Securities	17,630	—	—	17,630	—	17,630
	UBS	61,235	—	—	61,235	—	61,235
Total		$2,460,107	$(1,852,847)	$(1,141,849)	$607,260	$(375,000)	$232,260
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$(250,808)	$(103,660)
High Income Bond	Foreign currency exchange rate	Forward contracts	13,219,277	146,922
Strategic Income	Foreign currency exchange rate	Forward contracts	18,051,609	790,473

116	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each of the Funds invested in futures contracts. Global Total Return Bond and Strategic Income used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets. High Income Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. U.S. Infrastructure Bond shorted U.S. Treasury futures to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Average notional amount of futures contracts outstanding*	$5,911,491	$28,376,728	$230,843,602	$1,363,850
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$23,117	—	$—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(296)	—	—
Total			$22,821		$—

High Income Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(275,517)

Strategic Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$891,202	Payable for variation margin on futures contracts*	$(1,256,892)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(38,091)	—	—
Total			$853,111		$(1,256,892)

Nuveen Investments	117

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
U.S. Infrastructure Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$29,296	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$(182,445)	$13,462
High Income Bond	Interest rate	Futures contracts	(578,896)	(352,543)
Strategic Income	Interest rate	Futures contracts	(6,149,196)	(495,755)
U.S. Infrastructure Bond	Interest rate	Futures contracts	(106,378)	44,447

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$600,000	$40,800,000	$100,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

118	Nuveen Investments

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in credit default swap contracts. Global Total Return Bond and Strategic Income used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. High Income Bond used High Yield CDX swaps to partially hedge broad high yield market exposure.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$79,200	$21,780,000	$15,127,600
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Global Total Return Bond
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,248)

High Income Bond
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(346,790)	—	$—
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	96,000	—	—
Total			$(250,790)		$—

Nuveen Investments	119

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Strategic Income
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$161,685	—	$—
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	(1,812,151)	—	—
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps, net**	(203,013)
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps, net**	23,865
Total			$(1,650,466)		$(179,148)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the swap contacts, which are subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	JPMorgan	$—	$(1,248)	$—	$(1,248)	$—	$(1,248)
Strategic Income
	JPMorgan	$23,865	$(203,013)	$23,865	$(179,148)	$20,000	$(159,148)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$6,366	$—
	Interest rate	Swaps	7,223	(28,185)
Total			$13,589	$(28,185)
High Income Bond
	Credit	Swaps	$(1,333,815)	$301,627
	Interest rate	Swaps	(493,657)	18,765
Total			$(1,827,472)	$320,392
Strategic Income
	Credit	Swaps	$1,059,885	$—
	Interest rate	Swaps	(1,923,031)	(1,179,760)
Total			$(863,146)	$(1,179,760)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

120	Nuveen Investments

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/15		Year Ended 6/30/14
Global Total Return Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,410	$663,020	32,064	$647,508
Class C	3,771	75,939	2,561	51,759
Class R3	—	—	—	—
Class I	17,049	339,170	135,898	2,795,879
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,268	83,527	2,747	55,686
Class C	360	7,063	251	5,092
Class R3	9	168	7	151
Class I	13,892	273,301	11,324	229,930
	72,759	1,442,188	184,852	3,786,005
Shares redeemed:
Class A	(15,528)	(302,329)	(19,617)	(401,764)
Class C	(2,786)	(56,510)	(770)	(15,455)
Class R3	—	(2)	—	—
Class I	(16,704)	(329,207)	(36,367)	(756,919)
	(35,018)	(688,048)	(56,754)	(1,174,138)
Net increase (decrease)	37,741	$754,140	128,098	$2,611,867

	Year Ended 6/30/15		Year Ended 6/30/14
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,579,913	$179,760,260	14,494,390	$132,162,411
Class A – automatic conversion of Class B Shares	—	—	88,915	826,694
Class B – exchanges	—	—	3,885	35,313
Class C	1,237,977	10,700,119	2,489,184	22,649,986
Class R3	57,519	514,788	79,740	742,363
Class I	32,641,176	286,242,639	42,439,856	387,747,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,136,540	9,756,311	1,411,539	12,846,739
Class B	—	—	10,090	91,136
Class C	380,202	3,252,087	505,346	4,585,469
Class R3	7,898	69,117	6,442	59,876
Class I	1,453,361	12,486,374	1,581,856	14,426,551
	57,494,586	502,781,695	63,111,243	576,173,776
Shares redeemed:
Class A	(29,786,857)	(259,748,690)	(9,096,635)	(82,834,295)
Class B	—	—	(94,861)	(863,612)
Class B – automatic conversion to Class A Shares	—	—	(89,394)	(826,694)
Class C	(2,641,731)	(22,651,623)	(2,745,982)	(24,972,705)
Class R3	(62,900)	(537,346)	(46,274)	(432,632)
Class I	(57,301,772)	(496,675,701)	(21,745,368)	(198,782,863)
	(89,793,260)	(779,613,360)	(33,818,514)	(308,712,801)
Net increase (decrease)	(32,298,674)	$(276,831,665)	29,292,729	$267,460,975

Nuveen Investments	121

Notes to Financial Statements (continued)

	Year Ended 6/30/15		Year Ended 6/30/14
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,233,359	$252,302,027	6,807,287	$77,145,009
Class A – automatic conversion of Class B Shares	—	—	76,185	881,815
Class B – exchanges	—	—	5,178	56,981
Class C	6,832,580	77,016,680	1,865,289	20,993,661
Class R3	930,153	10,536,994	313,904	3,562,838
Class R6	1,927,736	21,625,297	—	—
Class I	39,093,277	442,796,623	19,152,870	216,141,983
Shares issued to shareholders due to reinvestment of distributions:
Class A	874,773	9,870,223	323,227	3,647,943
Class B	—	—	3,772	42,022
Class C	247,639	2,777,282	107,640	1,205,845
Class R3	31,479	356,678	14,015	158,616
Class R6	33,785	377,964	—	—
Class I	1,184,390	13,362,708	637,344	7,177,964
	73,389,171	831,022,476	29,306,711	331,014,677
Shares redeemed:
Class A	(7,902,380)	(89,477,691)	(2,719,218)	(30,498,573)
Class B	—	—	(68,173)	(760,354)
Class B – automatic conversion to Class A Shares	—	—	(76,583)	(881,815)
Class C	(1,125,835)	(12,594,984)	(988,539)	(10,984,313)
Class R3	(304,433)	(3,451,611)	(135,481)	(1,526,676)
Class R6	(91,956)	(1,035,000)	—	—
Class I	(22,515,883)	(253,118,258)	(13,947,269)	(156,077,240)
	(31,940,487)	(359,677,544)	(17,935,263)	(200,728,971)
Net increase (decrease)	41,448,684	$471,344,932	11,371,448	$130,285,706

	Year Ended 6/30/15		For the period 5/12/14 (commencement of operations) through 6/30/14
U.S. Infrastructure Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,805	$219,867	2,500	$50,000
Class C	1,230	25,000	2,500	50,000
Class I	71,062	1,450,879	345,025	6,900,500
Shares issued to shareholders due to reinvestment of distributions:
Class A	195	3,950	—	—
Class C	18	379	—	—
Class I	1,138	23,090	—	—
	84,448	1,723,165	350,025	7,000,500
Shares redeemed:
Class A	(503)	(10,250)	—	—
Class C	(18)	(379)	—	—
Class I	(18,972)	(381,440)	(25)	(504)
	(19,493)	(392,069)	(25)	(504)
Net increase (decrease)	64,955	$1,331,096	350,000	$6,999,996

122	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Purchases:
Investment securities	$7,842,783	$628,467,801	$796,291,340	$2,378,263
U.S. Government and agency obligations	9,699,548	—	172,268,399	—
Sales and maturities:
Investment securities	$7,588,371	$867,700,725	$302,711,233	$1,170,918
U.S. Government and agency obligations	9,822,783	—	177,686,979	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Cost of investments	$20,516,939	$774,980,349	$1,366,430,587	$8,127,209
Gross unrealized:
Appreciation	$312,150	$8,554,794	$21,131,427	$47,146
Depreciation	(1,470,052)	(50,910,133)	(45,712,992)	(167,735)
Net unrealized appreciation (depreciation) of investments	$(1,157,902)	$(42,355,339)	$(24,581,565)	$(120,589)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, nondeductible stock issuance costs, distribution reallocation, adjustments for investments in real estate investment trusts, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Capital paid-in	$—	$2,671	$11,280	$(152)
Undistributed (Over-distribution of) net investment income	(601,697)	6,585,134	10,120,812	2,207
Accumulated net realized gain (loss)	601,697	(6,587,805)	(10,132,092)	(2,055)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Undistributed net ordinary income[1]	$76,666	$6,128,479	$21,235,649	$47,620
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2015 through June 30, 2015 and paid on July 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	123

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended June 30, 2015 and June 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Distributions from net ordinary income[2]	$987,815	$54,503,646	$50,714,515	$328,659
Distributions from net long-term capital gains[3]	156,028	5,641,156	—	—

2014	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Distributions from net ordinary income[2]	$914,394	$66,420,739	$32,566,945	$ —
Distributions from net long-term capital gains	109,476	6,948,022	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2015.

As of June 30, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Global Total Return Bond	Strategic Income	U.S. Infrastructure Bond
Expiration June 30, 2018	$—	$35,110,019	$—
Not subject to expiration	136,207	8,596,300	75,108
Total	$136,207	$43,706,319	$75,108

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Global Total Return Bond	High Income Bond
Post-October capital losses[4]	$—	$29,845,915
Late-year ordinary losses[5]	544,566	—
[4]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond Fund-Level Fee	High Income Bond Fund-Level Fee	Strategic Income Fund-Level Fee	U.S. Infrastructure Bond Fund-Level Fee
For the first $125 million	0.4000%	0.4000%	0.3600%	0.4500%
For the next $125 million	0.3875	0.3875	0.3475	0.4375
For the next $250 million	0.3750	0.3750	0.3350	0.4250
For the next $500 million	0.3625	0.3625	0.3225	0.4125
For the next $1 billion	0.3500	0.3500	0.3100	0.4000
For net assets over $2 billion	0.3250	0.3250	0.2850	0.3875

124	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Total Return Bond	0.1643%
High Income Bond	0.1887
Strategic Income	0.1821
U.S. Infrastructure Bond	0.1643

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Expense Cap	Expense Cap Expiration Date
Global Total Return Bond	0.75%	October 31, 2016
Strategic Income	0.59	October 31, 2016
U.S. Infrastructure Bond	0.74	October 31, 2017

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Sales charges collected (Unaudited)	$7,616	$429,092	$833,206	$6,625
Paid to financial intermediaries (Unaudited)	6,765	385,710	769,669	5,835

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	125

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Commission advances (Unaudited)	$1,474	$130,764	$1,046,265	$250

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
12b-1 fees retained (Unaudited)	$935	$114,059	$501,411	$535

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
CDSC retained (Unaudited)	$33	$33,140	$65,403	$—

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Global Total Return Bond	U.S. Infrastructure Bond
Class A	—	2,500
Class C	2,280	2,500
Class R3	2,280	—
Class I	676,175	345,000

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, High Income Bond utilized $4,769,708 of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Subsequent to the reporting period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), entered into a 364-day, $2.53 billion credit agreement with a group of lenders, under which the Participating Funds may borrow. This credit agreement replaces the Unsecured Credit Line described above.

The credit agreement expires in July 2016 unless extended or renewed. The credit agreement has the following terms: a fee of 0.15% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

126	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Bostoxn, MA 02266-8530 (800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	High Income Bond	Strategic Income
%QDI	3%	3%
%DRD	2%	2%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Emerging Markets USD Aggregate Bond Index is a hard currency emerging markets debt benchmark that includes fixed and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate emerging market issuers. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Pan-European High Yield Index: An unmanaged index that measures the market of non-investment grade, fixed-rate corporate bonds denominated in the following currencies: euro, Pounds sterling, Norwegian krone, Swedish krona, and Swiss franc. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Inclusion is based on the currency of issue, and not the domicile of the issuer. The index excludes emerging market debt. Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Barclays Taxable Municipal Aggregate Eligible Index: A rules based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed rate, non-investment grade debt. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (each, a “Board” and each Director or Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the

130	Nuveen Investments

Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Global Total Return Bond Fund (the “Global Total Return Fund”) and Nuveen U.S. Infrastructure Bond Fund (the “U.S. Infrastructure Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the Global Total Return Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one- and three-year periods and outperformed its benchmark for such periods.

For Nuveen High Income Bond Fund, the Board noted that, although the Fund ranked in the fourth quartile in its Performance Peer Group in the shorter one-year period, the Fund ranked in the first quartile in the three-year period and second quartile in the five-year period. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund slightly outperformed its benchmark in the three-year period.

For Nuveen Strategic Income Fund (the “Strategic Income Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

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For the U.S. Infrastructure Fund, the Board noted that the Fund was new with a performance history that was too short to make a conclusive assessment of its limited performance record.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee and a net expense ratio below their peer averages. With respect to the Global Total Return Fund and the U.S. Infrastructure Fund, the Board noted that these Funds did not have a management fee after fee waivers and expense reimbursements for the latest fiscal year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method

134	Nuveen Investments

to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Global Total Return Fund, the Strategic Income Fund and the U.S. Infrastructure Fund through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	135

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

136	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

Nuveen Investments	137

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

138	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Managing Director, Treasurer and Controller of Nuveen Asset Management, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC , Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Nuveen Investments	139

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

140	Nuveen Investments

Notes

Nuveen Investments	141

Notes

142	Nuveen Investments

Notes

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GHSU-0615D        10003-INV-Y-08-16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended June 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	12,859	0	2,640	0
Nuveen NWQ Global Equity Fund	18,830	0	2,640	0
Nuveen Global Total Return Bond Fund	39,777	0	2,380	0
Nuveen NWQ Multi-Cap Value Fund	13,371	0	0	0
Nuveen NWQ Small-Cap Value Fund	15,139	0	0	0
Nuveen U.S. Infrastructure Bond Fund	12,059	0	2,140	0
Nuveen Tradewinds Value Opportunities Fund	14,383	0	4,140	0
Nuveen NWQ Large-Cap Value Fund	13,752	0	4,140	0
Nuveen NWQ Small/Mid-Cap Value Fund	13,093	0	0	0

Total	$153,263	$0	$18,080	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global Equity Fund	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Bond Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

June 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	12,407	0	0	0
Nuveen NWQ Global Equity Fund	11,620	0	0	0
Nuveen Global Total Return Bond Fund	38,562	0	2,080	0
Nuveen NWQ Multi-Cap Value Fund	13,124	0	2,540	0
Nuveen NWQ Small-Cap Value Fund	13,542	0	2,540	0
Nuveen U.S. Infrastructure Bond Fund	18,200	0	0	0
Nuveen Tradewinds Value Opportunities Fund	14,634	0	2,540	0
Nuveen NWQ Large-Cap Value Fund	19,677	0	2,540	0
Nuveen NWQ Small/Mid-Cap Value Fund	12,695	0	2,540	0

Total	$154,461	$0	$14,780	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global Equity Fund	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Bond Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	2,640	0	0	2,640
Nuveen NWQ Global Equity Fund	2,640	0	0	2,640
Nuveen Global Total Return Bond Fund	2,380	0	0	2,380
Nuveen NWQ Multi-Cap Value Fund	0	0	0	0
Nuveen NWQ Small-Cap Value Fund	0	0	0	0
Nuveen U.S. Infrastructure Bond Fund	2,140	0	0	2,140
Nuveen Tradewinds Value Opportunities Fund	4,140	0	0	4,140
Nuveen NWQ Large-Cap Value Fund	4,140	0	0	4,140
Nuveen NWQ Small/Mid-Cap Value Fund	0	0	0	0

Total	$18,080	$0	$0	$18,080

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	0	0	0	0
Nuveen NWQ Global Equity Fund	0	0	0	0
Nuveen Global Total Return Bond Fund	2,080	0	0	2,080
Nuveen NWQ Multi-Cap Value Fund	2,540	0	0	2,540
Nuveen NWQ Small-Cap Value Fund	2,540	0	0	2,540
Nuveen U.S. Infrastructure Bond Fund	0	0	0	0
Nuveen Tradewinds Value Opportunities Fund	2,540	0	0	2,540
Nuveen NWQ Large-Cap Value Fund	2,540	0	0	2,540
Nuveen NWQ Small/Mid-Cap Value Fund	2,540	0	0	2,540

Total	$14,780	$0	$0	$14,780

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015